UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03980

Morgan Stanley Institutional Fund Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	September 30, 2011

Date of reporting period:	September 30, 2011

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund Trust

Balanced Portfolio

Balanced Portfolio

Equity Portfolio

Mid Cap Growth Portfolio

Fixed Income Portfolios

Core Fixed Income Portfolio

Core Plus Fixed Income Portfolio

Investment Grade Fixed Income Portfolio

Limited Duration Portfolio

Long Duration Fixed Income Portfolio

Annual
Report

September 30, 2011

2011 Annual Report

September 30, 2011

Table of Contents

Shareholders' Letter	2

Investment Advisory Agreement Approval	3

Expense Examples	6

Investment Overviews & Portfolios of Investments

Balanced Portfolio:

Balanced	7

Equity Portfolio:

Mid Cap Growth	24

Fixed Income Portfolios:

Core Fixed Income	29

Core Plus Fixed Income	39

Investment Grade Fixed Income	51

Limited Duration	60

Long Duration Fixed Income	67

Statements of Assets and Liabilities	75

Statements of Operations	79

Statements of Changes in Net Assets	81

Financial Highlights	86

Notes to Financial Statements	102

Report of Independent Registered Public Accounting Firm	112

Federal Income Tax Information	113

U.S. Privacy Policy	116

Trustee and Officer Information	117

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1-(800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

2011 Annual Report

September 30, 2011

Shareholders' Letter

Dear Shareholders:

We are pleased to present to you the Morgan Stanley Institutional Fund Trust's (the "Fund") Annual Report for the year ended September 30, 2011. Our Fund currently offers 7 portfolios providing investors with asset allocation, domestic equity and fixed-income products. The Fund's portfolios, together with the portfolios of the Morgan Stanley Institutional Fund, Inc., provide investors with a means to help them meet specific investment needs and to allocate their investments among equities and fixed income.

Sincerely,

Arthur Lev
President and Principal Executive Officer

October 2011

2011 Annual Report

September 30, 2011

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board reviewed the performance, fees and expenses of the Portfolios compared to their peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolios. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2010, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performance of the Core Fixed Income, Investment Grade Fixed Income and Limited Duration Portfolios were below the peer group averages for the one-, three- and five-year periods.

The Board noted that the performance of the Mid Cap Growth Portfolio was better than its peer group averages for the one-, three- and five-year periods.

The Board noted that the performance of the Long Duration Fixed Income Portfolio was below the peer group average for the one-year period but better than its peer group average for the three-year period and since the end of July 2006, the month of inception of the Portfolio.

The Board noted that the performance of the Balanced Portfolio was better than its peer group average for the five-year period but below its peer group average for the one- and three-year periods.

The Board noted that the performance of the Core Plus Fixed Income was better than its peer group average for the one-year period but below its peer group average for the three- and five-year periods.

Performance Conclusions

With respect to the Core Plus Fixed Income, Core Fixed Income, Investment Grade Fixed Income and Limited Duration Portfolios, after discussion, the Board concluded that performance was acceptable.

With respect to the Balanced, Mid Cap Growth and Long Duration Fixed Income Portfolios, after discussion, the Board concluded that performance was competitive with the peer group averages.

Fees and Expense

The Board members discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Portfolios relative to comparable funds and/or other accounts advised by the Adviser and/or compared to their peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolios' total expense ratios.

2011 Annual Report

September 30, 2011

Investment Advisory Agreement Approval (unaudited) (cont'd)

The Board noted that the management fees and total expense ratios for the Core Fixed Income, Mid Cap Growth and Long Duration Fixed Income Portfolios were lower than the peer group averages.

The Board noted for the Balanced Portfolio that the management fee was lower than the peer group average and the total expense ratio was higher but close to the peer group average.

The Board noted for the Core Plus Fixed Income Portfolio that the management fee was higher but close to the peer group average and the total expense ratio was lower than the peer group average.

The Board noted for the Limited Duration Portfolio that the management fee was higher but close to the peer group average and the total expense ratio was higher than the peer group average.

The Board noted for the Investment Grade Fixed Income Portfolio that the management fee and total expense ratio were higher than the peer group average.

Fee and Expense Conclusions

With respect to the Balanced, Mid Cap Growth, Core Plus Fixed Income, Core Fixed Income and Long Duration Fixed Income Portfolios, after discussion, the Board concluded that the management fees and total expense ratios were competitive with the peer group averages.

With respect to the Limited Duration Portfolio, after discussion, the Board concluded that the management fee was competitive with the peer group average and the total expense ratio was acceptable given the quality and nature of services provided.

With respect to the Investment Grade Fixed Income Portfolio, after discussion, the Board concluded that the management fee and total expense ratio, although higher than the peer group average, were acceptable given the quality and nature of services provided.

Economies of Scale

The Board considered the size and growth prospects of the Portfolios and how that relates to the Portfolios' total expense ratios and particularly the Portfolios' management fee rates (which, for all the Portfolios except Core Plus Fixed Income Portfolio do not include breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolios and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of each Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolios and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolios and the

2011 Annual Report

September 30, 2011

Investment Advisory Agreement Approval (unaudited) (cont'd)

Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to continue their relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

2011 Annual Report

September 30, 2011

Expense Examples (unaudited)

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments, if applicable; and (2) ongoing costs, including management fees, distribution and shareholder servicing fees (in the case of Class P, Class H and Class L); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2011 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the hypothetical account values and hypothetical expenses are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 4/1/11	Actual Ending Account Value 9/30/11	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Balanced Portfolio Class I	$1,000.00	$926.50	$1,017.75	$7.05	$7.38	1.46%
Balanced Portfolio Class P	1,000.00	925.20	1,016.50	8.25	8.64	1.71
Mid Cap Growth Portfolio Class I	1,000.00	832.50	1,021.56	3.22	3.55	0.70
Mid Cap Growth Portfolio Class P	1,000.00	831.40	1,020.31	4.36	4.81	0.95
Core Fixed Income Portfolio Class I	1,000.00	1,047.60	1,022.56	2.57	2.54	0.50
Core Fixed Income Portfolio Class P	1,000.00	1,047.60	1,021.31	3.85	3.80	0.75
Core Plus Fixed Income Portfolio Class I	1,000.00	1,033.00	1,021.86	3.26	3.24	0.64
Core Plus Fixed Income Portfolio Class P	1,000.00	1,032.70	1,020.61	4.54	4.51	0.89
Investment Grade Fixed Income Portfolio Class I	1,000.00	1,045.60	1,020.81	4.36	4.31	0.85
Investment Grade Fixed Income Portfolio Class P	1,000.00	1,044.80	1,020.05	5.13	5.06	1.00
Investment Grade Fixed Income Portfolio Class H	1,000.00	1,044.30	1,019.55	5.64	5.57	1.10
Investment Grade Fixed Income Portfolio Class L	1,000.00	1,042.90	1,018.30	6.91	6.83	1.35
Limited Duration Portfolio Class I	1,000.00	1,005.80	1,022.21	2.87	2.89	0.57
Limited Duration Portfolio Class P	1,000.00	1,004.40	1,020.96	4.12	4.15	0.82
Long Duration Fixed Income Portfolio Class I	1,000.00	1,179.00	1,022.56	2.73	2.54	0.50
Long Duration Fixed Income Portfolio Class P	1,000.00	1,177.70	1,021.31	4.09	3.80	0.75

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited)

Balanced Portfolio

Performance

For the fiscal year ended September 30, 2011, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 1.07%, net of fees. The Portfolio's Class I underperformed against the S&P 500® Index, which returned 1.15%, the Barclays Capital U.S. Aggregate Index, which returned 5.26%, and the 60/40 Blended Index (the "Blended Index"), a blend of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Index, which returned 3.41%.

Factors Affecting Performance

•  During the fourth quarter of 2010, global risk appetite began to rise on the back of improving economic data, a bullish outlook for 2011, and the announcement of a second round of quantitative easing (QE2) from the Federal Reserve. While conditions in Europe showed further deterioration, investors were generally unfazed. In 2011, the equity rally was quickly brought to a halt in March, after Japan was devastated by an earthquake and tsunami that resulted in a partial nuclear meltdown. Just as conditions began to settle, headwinds began to present themselves across most regions. In the U.S., bond rating agency Standard & Poor's downgraded U.S. government debt from AAA to AA+, shocking global equity markets. In Europe, contagion fears gained momentum as Greek credit default swap (CDS) spreads (which gauge the risk of insuring Greek bonds against default) spiked, causing Italian and Spanish yields to follow. Lastly, investors began to question global growth prospects (especially in China), contributing to a fall in equities.

•  Regarding the Portfolio's overall performance relative to the Blended Index, an overweight position in global equities and underweight position in fixed income negatively impacted returns as global equities tumbled in the third quarter of 2011, while U.S. Treasury yields fell to their lowest reading in over 60 years.

•  Within U.S. equities, an allocation to equities that we believed could benefit from increased merger and acquisition (M&A) activity detracted from performance as the uncertain macro outlook caused corporations to focus on protecting cash assets as opposed to using them to acquire peers. In addition, opportunistic long positions in emerging markets equities dampened returns as the region suffered from sticky inflation and slower growth.

•  Security selection within U.S. core fixed income negatively affected relative returns. Overweight positions to the credit and mortgage sectors detracted from performance as 10-year Treasury yields fell to 1.7%, while spreads over Treasuries rose to near recessionary levels.

•  However, other positions performed more favorably. Within U.S. equities, an allocation to high dividend paying equities added to relative performance as investors found their yields attractive in an otherwise low yielding environment.

•  Within currencies, tactical allocations to emerging market currencies (long positions in the beginning of 2011 and short positions in the third quarter of 2011) added to performance as emerging markets allowed their currencies to rise as they battled inflation and later fell with other risky assets. In addition, a long position in the Japanese yen and short position in the euro added to returns as Europe's sovereign debt crisis caused investors to view Japan as a relative safe haven.

Management Strategies

•  Heading into the fourth quarter of 2011, we believe that the global economy is already at stall speed and in danger of falling into an outright recession. In a normal economic expansion, the global economy should be growing 3.5% to 4%. In a deleveraging environment, the baseline growth rate drops by about 1% to 3%. However, recent economic indicators point to a global economy growing at a subpar 2% and we expect growth to slow further over the next two quarters. Even in such an environment, we think it is possible and even likely that countertrend rallies will occur. Going into the end of the quarter, almost all equity markets had already fallen into bear market territory. As a result, global equities have become severely oversold and undervalued. Although past performance is no guarantee of future result, these conditions usually precede upward moves in stocks that can be significant and last weeks to months. Against this backdrop, we intend to initiate a tactical overweight position in global equities and maintain an underweight position to U.S. fixed income.

•  Within equities, the Portfolio maintains an underweight position in the U.S. We believe that the U.S. will likely not grow at all in the first half of next year as fiscal policy, which has been supporting

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Balanced Portfolio

consumption for the past two years, is about to become a headwind. In addition, we believe 2012 earnings estimates may be as much as 20% too high. Within non-U.S. equities, we intend to initiate a tactical overweight position to Europe and emerging markets. While the fundamental outlook looks poor for these nations, we believe equity markets have become oversold and undervalued. For example, German equities were priced at just 7 times forward earnings at their lows, which would still look reasonable, in our view, if 2012 earnings expectations are 30% too high.

•  Within U.S. equities, we intend to initiate a tactical overweight position to financials. We believe U.S. financials have overly discounted European contagion fears and are now cheap. Currently, U.S. financials are priced similarly to the depths of the 2008-2009 financial crisis, which we do not believe is representative of current conditions.

•  Within fixed income, we continue to view spread products favorably, as we believe Treasury yields have fallen too much in the near term and credit spreads are set to narrow. Historically, U.S. Treasuries have provided investors with a yield 2% to 2.5% above inflation. With core inflation at approximately 2%, Treasury yields are either forecasting 0% growth over the next 10 years or a deflationary environment. We believe neither of these events is likely to occur.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the S&P 500® Index(1), the Barclays Capital U.S. Aggregate Index(2), 60/40 Blended Index(3), the Lipper Mixed-Asset Target Allocation Growth Funds Index(4)

	Period Ended September 30, 2011 Total Returns(5)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(6)	1.07%	2.46%	4.37%	6.89%
S&P 500® Index	1.15	–1.18	2.82	7.29
Barclays Capital U.S. Aggregate Index	5.26	6.53	5.66	6.48
60/40 Blended Index	3.41	2.44	4.44	7.40
Lipper Mixed-Asset Target Allocation Growth Funds Index	–0.62	0.97	4.53	6.91
Portfolio — Class P Shares w/o sales charges(7)	0.83	2.19	4.11	5.39
S&P 500® Index	1.15	–1.18	2.82	5.08
Barclays Capital U.S. Aggregate Index	5.26	6.53	5.66	6.34
60/40 Blended Index	3.41	2.44	4.44	6.10
Lipper Mixed-Asset Target Allocation Growth Funds Index	–0.62	0.97	4.53	5.55

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in expenses.

(1)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The 60/40 Blended Index is comprised of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Index.

(4)  The Lipper Mixed-Asset Target Allocation Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mixed-Asset Target Allocation Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 fund represented in this Index. As of the date of this report, the Portfolio was in the Lipper Mixed-Asset Target Allocation Growth Funds classification.

(5)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are expected to continue until such time that the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements.

(6)  Commenced operations on December 31, 1992.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Balanced Portfolio

(7)  Commenced operations on November 1, 1996.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition*

Classification	Percentage of Total Investments
Common Stocks	48.4%
Fixed Income Securities	42.5
Short-Term Investments	8.1
Other**	1.0
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2011.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $13,445,000 and net unrealized depreciation of approximately $72,000. Also, does not include open foreign currency exchange contracts with net unrealized appreciation of approximately $128,000 and open swap agreements with net unrealized depreciation of approximately $25,000.

2011 Annual Report

September 30, 2011

Portfolio of Investments

Balanced Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (42.8%)
Agency Adjustable Rate Mortgage (0.2%)
Federal National Mortgage Association,
Conventional Pools:
2.43%, 5/1/35	$64	$67
Agency Bond — Banking (FDIC Guaranteed) (1.1%)
Ally Financial, Inc.
2.20%, 12/19/12	450	460
Agency Fixed Rate Mortgages (10.8%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
5.00%, 10/1/35	349	376
6.00%, 12/1/37 - 2/1/38	404	443
7.50%, 5/1/35	17	20
8.00%, 8/1/32	17	21
8.50%, 8/1/31	18	22
Federal National Mortgage Association,
Conventional Pools:
4.50%, 11/1/40 - 10/1/41	1,151	1,223
5.00%, 9/1/39	145	156
5.50%, 11/1/35 - 8/1/38	584	637
6.00%, 1/1/38	100	110
6.50%, 2/1/39	151	168
7.50%, 8/1/37	33	39
8.00%, 4/1/33	17	20
8.50%, 10/1/32	17	20
Government National Mortgage Association,
October TBA:
3.50%, 10/25/41 (a)	185	193
4.00%, 10/25/41 (a)	525	562
Various Pools:
4.50%, 4/15/39 - 5/15/40	490	533
		4,543
Asset-Backed Securities (1.0%)
FUEL Trust
4.21%, 4/15/16 (b)	200	200
Santander Drive Auto Receivables Trust
3.06%, 11/15/17	50	50
U-Haul S Fleet LLC
4.90%, 10/25/23 (b)	89	92
Westlake Automobile Receivables Trust
5.00%, 5/15/15 (b)	75	75
		417
Collateralized Mortgage Obligations — Agency Collateral Series (2.6%)
Federal Home Loan Mortgage Corporation,
IO
0.84%, 1/25/21 (c)	698	30
IO REMIC
5.00%, 12/15/20 - 12/15/37	283	37
5.74%, 6/15/40 (c)	196	31
5.91%, 7/15/37 (c)	157	23
6.24%, 6/15/40 (c)	679	130

	Face Amount (000)	Value (000)
REMIC
22.09%, 5/15/41 (c)(d)	$110	$121
Federal National Mortgage Association,
IO
6.16%, 9/25/20 (c)	446	116
IO REMIC
5.00%, 8/25/37	109	8
6.47%, 2/25/24 (c)	132	15
Government National Mortgage Association,
IO
6.32%, 12/20/40 (c)	1,947	324
IO REMIC
0.85%, 8/20/58 (c)	780	25
4.50%, 6/20/39	197	32
5.22%, 6/20/41 (c)	297	42
6.02%, 10/20/37 (c)	249	21
6.35%, 6/20/40 (c)	138	24
6.37%, 4/16/41 (c)	337	68
6.44%, 4/16/41 (c)	280	50
		1,097
Commercial Mortgage Backed Securities (1.7%)
Banc of America Commercial Mortgage, Inc.
5.83%, 4/10/49 (c)	50	43
Bear Stearns Commercial Mortgage Securities
5.36%, 2/11/44	40	34
Citigroup Commercial Mortgage Trust (See Note G-2),
5.89%, 12/10/49 (c)	85	79
5.92%, 3/15/49 (c)	30	30
6.27%, 12/10/49 (c)	50	55
FREMF Mortgage Trust
4.89%, 7/25/44 (b)(c)	70	64
Greenwich Capital Commercial Funding Corp.,
5.48%, 3/10/39	45	38
5.87%, 12/10/49 (c)	130	105
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.17%, 8/15/46	70	71
4.39%, 7/15/46 (b)	100	100
6.10%, 2/12/51 (c)	35	32
6.26%, 2/15/51 (c)	45	38
LB-UBS Commercial Mortgage Trust
6.37%, 9/15/45 (c)	50	41
		730
Corporate Bonds (12.9%)
Finance (6.6%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (b)	55	56
Abbey National Treasury Services PLC
3.88%, 11/10/14 (b)	100	96
American International Group, Inc.
6.40%, 12/15/20	50	51

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Bank of America Corp.,
5.63%, 7/1/20	$15	$14
5.65%, 5/1/18	115	109
BBVA US Senior SAU
3.25%, 5/16/14	100	94
BNP Paribas SA
5.00%, 1/15/21	40	39
Brandywine Operating Partnership LP
4.95%, 4/15/18	50	48
Citigroup, Inc. (See Note G-2),
6.13%, 5/15/18	100	107
8.50%, 5/22/19	5	6
CNA Financial Corp.
5.75%, 8/15/21	45	46
Coventry Health Care, Inc.
5.45%, 6/15/21	35	38
Credit Suisse
5.40%, 1/14/20	85	82
Dexus Diversified Trust/Dexus Office Trust
5.60%, 3/15/21 (b)	25	26
Digital Realty Trust LP
5.25%, 3/15/21	50	50
General Electric Capital Corp.,
5.88%, 1/14/38	100	103
MTN
6.00%, 8/7/19	25	28
Genworth Financial, Inc.
7.20%, 2/15/21	30	26
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18	115	119
7.50%, 2/15/19	25	28
Hartford Financial Services Group, Inc.
5.50%, 3/30/20	25	24
HCP, Inc.
5.63%, 5/1/17	50	52
Health Care REIT, Inc.
6.13%, 4/15/20	25	26
HSBC Holdings PLC
5.10%, 4/5/21	175	181
JPMorgan Chase & Co.,
3.15%, 7/5/16	60	60
4.95%, 3/25/20	25	26
6.30%, 4/23/19	55	62
Lloyds TSB Bank PLC
5.80%, 1/13/20 (b)	100	95
Macquarie Bank Ltd.
6.63%, 4/7/21 (b)	25	24
Macquarie Group Ltd.
6.00%, 1/14/20 (b)	25	24
Merrill Lynch & Co., Inc.,
MTN
6.88%, 4/25/18	40	40

	Face Amount (000)	Value (000)
MetLife, Inc.
7.72%, 2/15/19	$20	$25
NASDAQ OMX Group, Inc. (The)
5.55%, 1/15/20	20	20
National Australia Bank Ltd.
3.00%, 7/27/16 (b)	105	105
Nationwide Financial Services
5.38%, 3/25/21 (b)	25	25
Pacific LifeCorp
6.00%, 2/10/20 (b)	25	27
Regions Financial Corp.
5.75%, 6/15/15	20	19
Reinsurance Group of America, Inc.
6.45%, 11/15/19	50	57
Santander Holdings USA, Inc.
4.63%, 4/19/16	10	10
SLM Corp.,
MTN
6.25%, 1/25/16	35	34
Standard Chartered PLC
3.85%, 4/27/15 (b)	100	103
UnitedHealth Group, Inc.
6.63%, 11/15/37	90	114
US Central Federal Credit Union,
(U.S. Government Guaranteed)
1.90%, 10/19/12	250	254
Ventas Realty LP/Ventas Capital Corp.
4.75%, 6/1/21	50	48
Wachovia Corp.
5.63%, 10/15/16	25	27
WEA Finance LLC
4.63%, 5/10/21 (b)	50	48
Wells Operating Partnership II LP
5.88%, 4/1/18	50	51
Willis Group Holdings PLC
4.13%, 3/15/16	45	46
		2,793
Industrials (5.2%)
Altria Group, Inc.
4.13%, 9/11/15	40	43
ArcelorMittal
9.85%, 6/1/19	25	28
AT&T, Inc.
6.30%, 1/15/38	50	57
Bemis Co., Inc.
4.50%, 10/15/21 (e)	70	71
Best Buy Co., Inc.
3.75%, 3/15/16	45	44
CenturyLink, Inc.
6.45%, 6/15/21	45	42
CF Industries, Inc.
6.88%, 5/1/18	65	73

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Comcast Corp.
5.70%, 5/15/18	$30	$35
CRH America, Inc.
6.00%, 9/30/16	40	43
CVS Caremark Corp.
6.60%, 3/15/19	80	97
Darden Restaurants, Inc.
6.20%, 10/15/17 (f)	50	58
Delhaize Group SA
5.70%, 10/1/40	92	96
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
5.88%, 10/1/19	35	39
DISH DBS Corp.
7.13%, 2/1/16	35	36
Frontier Communications Corp.
8.50%, 4/15/20	30	29
Georgia-Pacific LLC
5.40%, 11/1/20 (b)	80	82
Gilead Sciences, Inc.
4.50%, 4/1/21	45	49
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (b)	30	35
Hess Corp.
6.00%, 1/15/40	35	40
Home Depot, Inc.
5.88%, 12/16/36	30	35
International Paper Co.
7.50%, 8/15/21	30	35
JC Penney Co., Inc.
5.65%, 6/1/20	10	9
JC Penney Corp., Inc.
6.38%, 10/15/36	28	24
Kohl's Corp.
6.88%, 12/15/37	30	38
Kraft Foods, Inc.
7.00%, 8/11/37	80	103
Lafarge SA
6.20%, 7/9/15 (b)	80	80
Life Technologies Corp.
6.00%, 3/1/20	40	44
NBC Universal Media LLC
5.15%, 4/30/20	55	60
Omnicom Group, Inc.
4.45%, 8/15/20	25	25
Petrobras International Finance Co.
5.75%, 1/20/20	90	94
QEP Resources, Inc.
6.88%, 3/1/21	15	16
Quest Diagnostics, Inc.
6.95%, 7/1/37	10	13
Rio Tinto Finance USA Ltd.
9.00%, 5/1/19	15	20

	Face Amount (000)	Value (000)
Teck Resources Ltd.
4.75%, 1/15/22 (f)	$75	$77
Telecom Italia Capital SA
7.18%, 6/18/19	30	30
Telstra Corp. Ltd.
4.80%, 10/12/21 (b)	60	63
Time Warner, Inc.,
4.75%, 3/29/21	45	47
7.70%, 5/1/32	40	51
Vale Overseas Ltd.
6.88%, 11/10/39	50	54
Verisk Analytics, Inc.
5.80%, 5/1/21	55	62
Verizon Communications, Inc.
8.95%, 3/1/39	45	70
Wesfarmers Ltd.
2.98%, 5/18/16 (b)	50	51
Wyndham Worldwide Corp.
5.63%, 3/1/21	50	50
Yum! Brands, Inc.
6.88%, 11/15/37	40	53
		2,201
Utilities (1.1%)
EDF SA
4.60%, 1/27/20 (b)	25	26
Energy Transfer Partners LP
9.00%, 4/15/19	25	30
Enterprise Products Operating LLC
5.20%, 9/1/20	50	55
EQT Corp.
8.13%, 6/1/19	25	30
Exelon Generation Co. LLC
6.25%, 10/1/39	75	88
FirstEnergy Solutions Corp.
6.05%, 8/15/21	40	44
Kinder Morgan Energy Partners LP
5.95%, 2/15/18	75	86
Plains All American Pipeline LP/PAA Finance Corp.
8.75%, 5/1/19	30	38
PPL WEM Holdings PLC
3.90%, 5/1/16 (b)	40	42
		439
		5,433
Mortgages — Other (2.9%)
American Home Mortgage Investment Trust
0.41%, 12/25/46 (c)	133	77
Banc of America Alternative Loan Trust,
5.86%, 10/25/36 (c)	69	45
5.91%, 10/25/36 (c)	125	79
6.00%, 4/25/36	76	71
Banc of America Funding Corp.
0.60%, 8/25/36 (c)	39	33

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

	Face Amount (000)	Value (000)
Mortgages — Other (cont'd)
Chase Mortgage Finance Corp.
6.00%, 11/25/36	$76	$64
Chaseflex Trust
6.00%, 2/25/37	70	49
Countrywide Alternative Loan Trust
0.58%, 9/25/35 (c)	99	60
Countrywide Home Loan Mortgage Pass-Through Trust
0.53%, 4/25/46 (c)	133	41
First Horizon Alternative Mortgage Securities
6.25%, 8/25/36	42	30
GMAC Mortgage Corp. Loan Trust
4.25%, 7/25/40 (b)	6	6
GSR Mortgage Loan Trust
5.75%, 1/25/37	75	68
JP Morgan Mortgage Trust,
6.00%, 6/25/37	65	59
6.25%, 7/25/36	86	83
Lehman Mortgage Trust,
5.50%, 11/25/35 - 2/25/36	120	109
6.50%, 9/25/37	92	73
Luminent Mortgage Trust
0.37%, 1/25/37 (c)	136	80
Residential Accredit Loans, Inc.
0.73%, 3/25/35 (c)	58	35
Structured Asset Mortgage Investments, Inc.
0.46%, 8/25/36 (c)	115	28
WaMu Mortgage Pass-Through Certificates,
1.01%, 5/25/47 (c)	145	87
1.22%, 7/25/46 (c)	97	59
		1,236
Municipal Bonds (0.5%)
Chicago Transit Authority
6.20%, 12/1/40	20	23
City of Chicago, IL
6.40%, 1/1/40	10	12
City of New York, NY, Series G-1
5.97%, 3/1/36	15	18
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds
6.18%, 1/1/34	50	59
Municipal Electric Authority of Georgia,
6.64%, 4/1/57	20	22
6.66%, 4/1/57	30	32
New York City Transitional Finance Authority
5.27%, 5/1/27	15	17
State of California, General Obligation Bonds
5.95%, 4/1/16	40	46
		229

	Face Amount (000)	Value (000)
U.S. Agency Securities (1.5%)
Federal Home Loan Mortgage Corporation
2.50%, 1/7/14 (f)	$400	$419
Federal National Mortgage Association
5.38%, 6/12/17	170	206
		625
U.S. Treasury Securities (7.6%)
U.S. Treasury Bonds,
3.50%, 2/15/39	310	345
4.63%, 2/15/40	300	401
U.S. Treasury Notes,
0.50%, 10/15/13	565	567
0.63%, 2/28/13	355	357
1.25%, 8/31/15 (f)	890	911
3.00%, 8/31/16 (f)	80	88
3.00%, 9/30/16	150	165
3.25%, 12/31/16	155	172
3.63%, 8/15/19 (f)	165	190
		3,196
Total Fixed Income Securities (Cost $17,581)		18,033
	Shares
Common Stocks (48.9%)
Aerospace & Defense (1.5%)
Alliant Techsystems, Inc. (f)	648	35
Boeing Co. (The)	795	48
General Dynamics Corp.	640	37
Goodrich Corp.	178	22
Honeywell International, Inc.	2,117	93
Huntington Ingalls Industries, Inc. (g)	53	1
ITT Corp. (f)	594	25
L-3 Communications Holdings, Inc.	200	12
Lockheed Martin Corp.	362	26
Northrop Grumman Corp.	322	17
Precision Castparts Corp.	452	70
Raytheon Co.	1,535	63
Rockwell Collins, Inc.	475	25
Textron, Inc. (f)	500	9
United Technologies Corp.	2,165	152
		635
Air Freight & Logistics (0.4%)
C.H. Robinson Worldwide, Inc. (f)	300	21
Expeditors International of Washington, Inc.	300	12
FedEx Corp.	500	34
United Parcel Service, Inc., Class B	1,600	101
		168
Airlines (0.0%)
Southwest Airlines Co.	1,300	10
Auto Components (0.2%)
BorgWarner, Inc. (g)	835	50
Johnson Controls, Inc.	1,614	43
		93

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

	Shares	Value (000)
Automobiles (0.1%)
Ford Motor Co. (f)(g)	2,605	$25
Beverages (1.0%)
Brown-Forman Corp., Class B	119	8
Coca-Cola Co. (The)	2,852	193
Coca-Cola Enterprises, Inc.	577	14
Constellation Brands, Inc. (g)	500	9
Molson Coors Brewing Co.	500	20
PepsiCo, Inc.	2,915	181
		425
Biotechnology (0.5%)
Amgen, Inc.	1,580	87
Biogen Idec, Inc. (g)	365	34
Celgene Corp. (g)	632	39
Gilead Sciences, Inc. (g)	1,214	47
		207
Capital Markets (0.8%)
Ameriprise Financial, Inc.	100	4
Bank of New York Mellon Corp. (The)	2,914	54
Charles Schwab Corp. (The)	747	8
Franklin Resources, Inc.	291	28
Goldman Sachs Group, Inc. (The)	1,522	144
Invesco Ltd.	500	8
Janus Capital Group, Inc.	200	1
Legg Mason, Inc.	342	9
Northern Trust Corp.	130	5
State Street Corp.	2,253	72
		333
Chemicals (0.8%)
Air Products & Chemicals, Inc.	291	22
CF Industries Holdings, Inc.	395	49
Dow Chemical Co. (The)	1,513	34
Eastman Chemical Co.	100	7
Ecolab, Inc. (f)	258	12
EI du Pont de Nemours & Co.	2,249	90
FMC Corp.	119	8
International Flavors & Fragrances, Inc.	119	7
Monsanto Co.	677	41
PPG Industries, Inc.	311	22
Praxair, Inc.	377	35
Sherwin-Williams Co. (The)	119	9
Sigma-Aldrich Corp.	239	15
		351
Commercial Banks (1.3%)
BB&T Corp.	1,577	34
Comerica, Inc.	400	9
Fifth Third Bancorp	2,011	20
First Republic Bank (g)	1,074	25
Huntington Bancshares, Inc. (f)	1,600	8
KeyCorp	1,356	8
M&T Bank Corp.	174	12
PNC Financial Services Group, Inc.	1,103	53
Regions Financial Corp.	2,532	8

	Shares	Value (000)
SunTrust Banks, Inc.	1,208	$22
US Bancorp	4,252	100
Wells Fargo & Co.	9,546	230
Zions Bancorporation	400	6
		535
Commercial Services & Supplies (0.3%)
Avery Dennison Corp.	234	6
Cintas Corp.	287	8
Iron Mountain, Inc. (f)	206	6
Pitney Bowes, Inc. (f)	429	8
Republic Services, Inc.	646	18
RR Donnelley & Sons Co.	458	6
Stericycle, Inc. (f)(g)	119	10
Waste Management, Inc. (f)	1,309	43
		105
Communications Equipment (0.8%)
Cisco Systems, Inc.	9,478	147
Juniper Networks, Inc. (g)	1,028	18
Motorola Mobility Holdings, Inc. (g)	410	15
Motorola Solutions, Inc.	468	20
QUALCOMM, Inc.	2,900	141
		341
Computers & Peripherals (2.5%)
Apple, Inc. (g)	1,641	626
Dell, Inc. (g)	2,624	37
EMC Corp. (g)	3,830	80
Hewlett-Packard Co.	5,112	115
Lexmark International, Inc. (g)	100	3
NetApp, Inc. (g)	716	24
SanDisk Corp. (g)	3,232	130
Western Digital Corp. (g)	1,078	28
		1,043
Construction & Engineering (0.2%)
Foster Wheeler AG (g)	1,881	33
Jacobs Engineering Group, Inc. (g)	300	10
URS Corp. (g)	1,683	50
		93
Consumer Finance (0.3%)
American Express Co.	1,130	51
Capital One Financial Corp.	1,083	43
Discover Financial Services	1,293	30
SLM Corp.	444	5
		129
Containers & Packaging (0.0%)
Ball Corp.	239	7
Distributors (0.0%)
Genuine Parts Co.	200	10
Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A (g)	358	14
DeVry, Inc.	119	5
H&R Block, Inc.	1,216	16
		35

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

	Shares	Value (000)
Diversified Financial Services (1.7%)
Bank of America Corp.	24,146	$148
Citigroup, Inc. (See Note G-2)	6,796	174
CME Group, Inc.	138	34
JPMorgan Chase & Co.	10,815	326
Leucadia National Corp. (f)	123	3
Moody's Corp.	109	3
NASDAQ OMX Group, Inc. (The) (g)	136	3
NYSE Euronext	331	8
		699
Diversified Telecommunication Services (1.5%)
AT&T, Inc.	10,192	291
CenturyLink, Inc.	2,357	78
Frontier Communications Corp.	2,518	15
Verizon Communications, Inc.	6,254	230
		614
Electric Utilities (1.0%)
American Electric Power Co., Inc.	969	37
Duke Energy Corp.	2,115	42
Edison International	935	36
Exelon Corp.	780	33
FirstEnergy Corp.	495	22
NextEra Energy, Inc. (f)	935	50
Pepco Holdings, Inc. (f)	85	2
PPL Corp.	935	27
Progress Energy, Inc.	505	26
Southern Co.	3,042	129
		404
Electrical Equipment (0.2%)
Emerson Electric Co.	1,782	74
Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	385	16
Arrow Electronics, Inc. (g)	1,669	47
Corning, Inc.	5,121	63
Jabil Circuit, Inc.	300	5
Molex, Inc. (f)	164	3
		134
Energy Equipment & Services (1.3%)
Baker Hughes, Inc.	839	39
Cameron International Corp. (g)	831	35
Diamond Offshore Drilling, Inc. (f)	239	13
FMC Technologies, Inc. (g)	954	36
Halliburton Co.	2,244	68
National Oilwell Varco, Inc.	1,335	68
Noble Corp. (g)	596	18
Schlumberger Ltd.	4,222	252
Tidewater, Inc.	694	29
		558
Food & Staples Retailing (1.2%)
Costco Wholesale Corp.	795	65
CVS Caremark Corp.	2,573	86
Kroger Co. (The)	1,072	23

	Shares	Value (000)
Safeway, Inc. (f)	1,072	$18
Sysco Corp.	1,455	38
Wal-Mart Stores, Inc.	3,987	207
Walgreen Co.	658	22
Whole Foods Market, Inc.	1,005	66
		525
Food Products (1.2%)
Archer-Daniels-Midland Co.	1,316	33
Campbell Soup Co. (f)	400	13
ConAgra Foods, Inc.	3,393	82
General Mills, Inc.	1,201	46
H.J. Heinz Co.	743	38
Hershey Co. (The)	300	18
JM Smucker Co. (The)	323	24
Kellogg Co.	562	30
Kraft Foods, Inc., Class A	3,124	105
Mead Johnson Nutrition Co.	339	23
Sara Lee Corp.	878	14
Smithfield Foods, Inc. (g)	3,334	65
Tyson Foods, Inc., Class A	1,000	17
		508
Health Care Equipment & Supplies (0.7%)
Baxter International, Inc.	929	52
Becton Dickinson and Co.	561	41
Boston Scientific Corp. (g)	2,517	15
CR Bard, Inc.	239	21
Intuitive Surgical, Inc. (g)	127	46
Medtronic, Inc.	1,193	40
St. Jude Medical, Inc.	681	24
Stryker Corp.	672	32
Varian Medical Systems, Inc. (g)	358	19
Zimmer Holdings, Inc. (f)(g)	402	21
		311
Health Care Providers & Services (1.3%)
Aetna, Inc.	719	26
AmerisourceBergen Corp.	838	31
Cardinal Health, Inc.	539	23
CIGNA Corp.	665	28
Coventry Health Care, Inc. (g)	2,409	69
DaVita, Inc. (g)	239	15
Express Scripts, Inc. (g)	859	32
Laboratory Corp. of America Holdings (g)	283	22
McKesson Corp.	419	31
Medco Health Solutions, Inc. (g)	660	31
Omnicare, Inc.	2,218	56
Patterson Cos., Inc.	358	10
Quest Diagnostics, Inc.	239	12
Tenet Healthcare Corp. (g)	1,432	6
UnitedHealth Group, Inc.	950	44
Universal Health Services, Inc., Class B	1,501	51
WellPoint, Inc.	619	40
		527

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

	Shares	Value (000)
Health Care Technology (0.1%)
Cerner Corp. (g)	392	$27
Hotels, Restaurants & Leisure (0.9%)
Carnival Corp.	853	26
Darden Restaurants, Inc.	238	10
International Game Technology	1,296	19
Marriott International, Inc., Class A (f)	318	9
McDonald's Corp.	1,736	152
Starbucks Corp.	1,112	41
Starwood Hotels & Resorts Worldwide, Inc.	275	11
Wyndham Worldwide Corp.	477	14
Wynn Resorts Ltd.	119	14
Yum! Brands, Inc.	1,727	85
		381
Household Durables (0.1%)
Harman International Industries, Inc.	239	7
Toll Brothers, Inc. (g)	3,034	44
		51
Household Products (1.3%)
Colgate-Palmolive Co.	1,013	90
Kimberly-Clark Corp.	964	68
Procter & Gamble Co. (The)	5,999	379
		537
Independent Power Producers & Energy Traders (0.1%)
AES Corp. (The) (g)	1,904	19
Constellation Energy Group, Inc.	58	2
NRG Energy, Inc. (f)(g)	1,611	34
		55
Industrial Conglomerates (1.0%)
3M Co.	1,085	78
Danaher Corp.	1,111	47
General Electric Co.	14,433	220
Tyco International Ltd.	1,802	73
		418
Information Technology Services (1.6%)
Automatic Data Processing, Inc.	564	27
Cognizant Technology Solutions Corp., Class A (g)	531	33
Fidelity National Information Services, Inc.	100	3
International Business Machines Corp.	2,493	436
Mastercard, Inc., Class A	202	64
Paychex, Inc.	450	12
Visa, Inc., Class A	643	55
Western Union Co. (The)	1,690	26
		656
Insurance (1.8%)
Aflac, Inc.	1,053	37
Allstate Corp. (The)	1,189	28
AON Corp.	480	20
Assurant, Inc.	1,261	45
Berkshire Hathaway, Inc., Class B (g)	1,389	99
Chubb Corp.	1,646	99

	Shares	Value (000)
Fidelity National Financial, Inc.	2,892	$44
Hartford Financial Services Group, Inc.	685	11
Lincoln National Corp.	1,593	25
Loews Corp.	1,037	36
Marsh & McLennan Cos., Inc.	1,037	28
MetLife, Inc.	1,693	47
PartnerRe Ltd.	652	34
Principal Financial Group, Inc.	1,490	34
Progressive Corp. (The)	913	16
Prudential Financial, Inc.	1,022	48
Travelers Cos., Inc. (The)	885	43
Unum Group	2,400	50
		744
Internet & Catalog Retail (0.3%)
Amazon.com, Inc. (g)	467	101
Expedia, Inc.	403	11
NetFlix, Inc. (f)(g)	100	11
Priceline.com, Inc. (g)	27	12
		135
Internet Software & Services (0.8%)
eBay, Inc. (g)	1,817	53
Google, Inc., Class A (g)	394	203
Yahoo!, Inc. (g)	6,557	86
		342
Leisure Equipment & Products (0.1%)
Hasbro, Inc.	358	12
Mattel, Inc.	477	12
		24
Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc. (g)	10	—	@
Life Technologies Corp. (g)	365	14
Thermo Fisher Scientific, Inc. (g)	1,218	62
		76
Machinery (1.0%)
AGCO Corp. (g)	1,193	41
Caterpillar, Inc.	2,204	163
Cummins, Inc.	525	43
Deere & Co.	650	42
Eaton Corp.	400	14
Illinois Tool Works, Inc.	2,061	86
PACCAR, Inc.	355	12
Stanley Black & Decker, Inc.	239	11
		412
Media (1.5%)
AMC Networks, Inc. (g)	119	4
Cablevision Systems Corp.	477	7
CBS Corp., Class B	968	20
Comcast Corp., Class A	5,546	116
DIRECTV, Class A (g)	1,712	72
Discovery Communications, Inc. (g)	477	18
Gannett Co., Inc.	600	6

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

	Shares	Value (000)
Media (cont'd)
Interpublic Group of Cos., Inc. (The)	835	$6
McGraw-Hill Cos., Inc. (The)	565	23
News Corp., Class A	3,952	61
Omnicom Group, Inc.	537	20
Scripps Networks Interactive, Inc., Class A	100	4
Time Warner Cable, Inc.	687	43
Time Warner, Inc.	3,439	103
Viacom, Inc., Class B	1,227	47
Walt Disney Co. (The)	3,346	101
		651
Metals & Mining (0.6%)
Alcoa, Inc.	4,568	44
Allegheny Technologies, Inc.	200	7
Cliffs Natural Resources, Inc.	139	7
Commercial Metals Co.	4,386	42
Freeport-McMoRan Copper & Gold, Inc.	1,219	37
Molycorp, Inc. (f)(g)	867	28
Newmont Mining Corp.	535	34
Nucor Corp.	287	9
Steel Dynamics, Inc.	2,892	29
United States Steel Corp. (f)	100	2
		239
Multi-Utilities (0.9%)
CenterPoint Energy, Inc.	58	1
Consolidated Edison, Inc.	505	29
Dominion Resources, Inc.	2,879	146
DTE Energy Co.	58	3
Integrys Energy Group, Inc. (f)	1,062	52
NiSource, Inc. (f)	58	1
PG&E Corp.	935	40
Public Service Enterprise Group, Inc.	969	32
Sempra Energy	505	26
Wisconsin Energy Corp.	655	20
Xcel Energy, Inc.	969	24
		374
Multiline Retail (0.5%)
Dollar General Corp. (g)	1,659	63
Family Dollar Stores, Inc.	200	10
JC Penney Co., Inc. (f)	400	11
Kohl's Corp.	395	19
Macy's, Inc.	2,404	63
Nordstrom, Inc.	261	12
Target Corp.	1,004	49
		227
Office Electronics (0.0%)
Xerox Corp.	2,124	15
Oil, Gas & Consumable Fuels (4.1%)
Anadarko Petroleum Corp.	2,100	132
Apache Corp.	916	74
Chesapeake Energy Corp.	3,706	95
Chevron Corp.	2,593	240

	Shares	Value (000)
ConocoPhillips	2,369	$150
Consol Energy, Inc.	1,053	36
Denbury Resources, Inc. (g)	1,651	19
Devon Energy Corp.	1,003	56
El Paso Corp.	1,670	29
EOG Resources, Inc.	615	44
Exxon Mobil Corp.	5,401	392
Hess Corp.	1,110	58
Marathon Oil Corp.	900	19
Marathon Petroleum Corp.	450	12
Murphy Oil Corp.	355	16
Newfield Exploration Co. (g)	477	19
Noble Energy, Inc.	357	25
Occidental Petroleum Corp.	1,660	119
Peabody Energy Corp.	1,753	59
Pioneer Natural Resources Co. (f)	477	31
Southwestern Energy Co. (g)	1,349	45
Spectra Energy Corp.	1,054	26
Valero Energy Corp.	849	15
Williams Cos., Inc. (The)	979	24
		1,735
Paper & Forest Products (0.1%)
International Paper Co.	625	14
MeadWestvaco Corp.	1,449	36
		50
Personal Products (0.0%)
Avon Products, Inc.	1,001	20
Pharmaceuticals (3.4%)
Abbott Laboratories	3,447	176
Allergan, Inc.	1,361	112
Bristol-Myers Squibb Co.	5,444	171
Eli Lilly & Co. (f)	999	37
Hospira, Inc. (g)	1,120	41
Johnson & Johnson	5,087	324
Merck & Co., Inc.	5,409	177
Pfizer, Inc.	17,039	301
Teva Pharmaceutical Industries Ltd. ADR (Israel)	792	30
Watson Pharmaceuticals, Inc. (g)	909	62
		1,431
Professional Services (0.0%)
Dun & Bradstreet Corp.	119	7
Equifax, Inc.	149	5
		12
Real Estate Investment Trusts (REITs) (0.9%)
AvalonBay Communities, Inc. REIT	239	27
Boston Properties, Inc. REIT (f)	290	26
Equity Residential REIT	636	33
HCP, Inc. REIT	733	26
Health Care, Inc. REIT	317	15
Host Hotels & Resorts, Inc. REIT (f)	1,458	16
Kimco Realty Corp. REIT	824	12
Plum Creek Timber Co., Inc. REIT (f)	374	13

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

	Shares	Value (000)
Real Estate Investment Trusts (REITs) (cont'd)
ProLogis, Inc. REIT	944	$23
Public Storage REIT	275	31
Simon Property Group, Inc. REIT (f)	633	69
Ventas, Inc. REIT	558	27
Vornado Realty Trust REIT	318	24
Weyerhaeuser Co. REIT	1,137	18
		360
Real Estate Management & Development (0.0%)
CBRE Group, Inc. (g)	716	10
Road & Rail (0.5%)
CSX Corp.	1,800	34
Norfolk Southern Corp.	2,007	122
Union Pacific Corp.	800	65
		221
Semiconductors & Semiconductor Equipment (1.2%)
Advanced Micro Devices, Inc. (g)	771	4
Altera Corp.	413	13
Analog Devices, Inc.	365	11
Applied Materials, Inc.	3,463	36
Broadcom Corp., Class A (g)	1,801	60
First Solar, Inc. (f)(g)	72	4
Intel Corp.	11,747	251
KLA-Tencor Corp.	242	9
Linear Technology Corp.	305	8
LSI Corp. (g)	781	4
Microchip Technology, Inc. (f)	245	8
Micron Technology, Inc. (g)	1,178	6
NVIDIA Corp. (g)	2,981	37
Texas Instruments, Inc.	1,758	47
Xilinx, Inc.	319	9
		507
Software (1.9%)
Adobe Systems, Inc. (g)	2,960	72
Citrix Systems, Inc. (g)	462	25
Intuit, Inc. (g)	531	25
Microsoft Corp.	14,057	350
Oracle Corp.	7,685	221
Red Hat, Inc. (g)	1,513	64
Salesforce.com, Inc. (g)	378	43
Symantec Corp. (g)	1,176	19
		819
Specialty Retail (1.1%)
AutoZone, Inc. (g)	27	9
Bed Bath & Beyond, Inc. (g)	368	21
Best Buy Co., Inc. (f)	368	9
CarMax, Inc. (g)	442	10
Gap, Inc. (The)	5,287	86
Home Depot, Inc.	4,005	132
Lowe's Cos., Inc.	1,794	35
Ltd. Brands, Inc.	412	16
O'Reilly Automotive, Inc. (g)	234	16

	Shares	Value (000)
Ross Stores, Inc.	134	$10
Staples, Inc.	1,221	16
Talbots, Inc. (f)(g)	13,017	35
Tiffany & Co.	234	14
TJX Cos., Inc.	595	33
		442
Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.	711	37
NIKE, Inc., Class B	495	42
Ralph Lauren Corp.	119	16
VF Corp.	546	66
		161
Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	400	2
People's United Financial, Inc.	1,100	13
		15
Tobacco (1.1%)
Altria Group, Inc.	3,666	98
Lorillard, Inc.	300	33
Philip Morris International, Inc.	3,883	242
Reynolds American, Inc.	2,231	84
		457
Wireless Telecommunication Services (0.2%)
American Tower Corp., Class A (g)	993	54
MetroPCS Communications, Inc. (g)	600	5
Sprint Nextel Corp. (g)	2,982	9
		68
Total Common Stocks (Cost $23,504)		20,571
Convertible Preferred Stocks (0.2%)
Alternative Energy (0.2%)
Better Place, Inc. (g)(h)(i) (Cost $84)	27,888	84
Investment Companies (0.8%)
iShares MSCI EMU Index Fund (f)	200	5
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio (See Note G-2)	4,307	93
Technology Select Sector SPDR Fund (f)	9,300	219
Total Investment Companies (Cost $369)		317
	No. of Rights
Right (0.0%)
Pharmaceuticals (0.0%)
Sanofi (France) (g) (Cost $—@)	54	—	@
	Shares
Short-Term Investments (12.8%)
Securities held as Collateral on Loaned Securities (4.5%)
Investment Company (4.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	1,747,597	1,748

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.3%)
Merrill Lynch & Co., Inc., (0.10%, dated 9/30/11, due 10/3/11; proceeds $45; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 4.00% due 5/16/38; valued at $46)	$45	$45
Nomura Holdings, Inc., (0.14%, dated 9/30/11, due 10/3/11; proceeds $93; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% due 7/1/26; Federal National Mortgage Association 3.00% due 1/1/26; valued at $95)	93	93
		138
Total Securities held as Collateral on Loaned Securities (Cost $1,886)		1,886
	Shares
Investment Company (5.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	2,207,555	2,208
	Face Amount (000)
U.S. Treasury Securities (3.0%)
U.S. Treasury Bills,
0.01%, 10/13/11 (j)	$900	900
0.03%, 11/3/11 (j)	350	350
		1,250
Total Short-Term Investments (Cost $5,344)		5,344
Total Investments (105.5%) (Cost $46,882) Including $2,122 of Securities Loaned (k)		44,349
Liabilities in Excess of Other Assets (-5.5%)		(2,300)
Net Assets (100.0%)		$42,049

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2011.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2011.

(e)  When-issued security.

(f)  All or a portion of this security was on loan at September 30, 2011.

(g)  Non-income producing security.

(h)  Security has been deemed illiquid at September 30, 2011.

(i)  At September 30, 2011, the Portfolio held a fair valued security valued at approximately $84,000, representing 0.2% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(j)  Rate shown is the yield to maturity at September 30, 2011.

(k)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency exchange contracts, futures contracts and swap agreements.

@  Value is less than $500.

ADR  American Depositary Receipt.

FDIC  Federal Deposit Insurance Corporation.

IO  Interest Only.

MTN  Medium Term Note.

REMIC  Real Estate Mortgage Investment Conduit.

TBA  To Be Announced.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank	CHF	15	$16	10/14/11	USD	18	$18	$2
JPMorgan Chase Bank	CLP	34,100	66	10/14/11	USD	71	71	5
JPMorgan Chase Bank	JPY	3,600	47	10/14/11	USD	47	47	—	@
JPMorgan Chase Bank	USD	19	19	10/14/11	JPY	1,450	19	(—	@)
UBS AG	CHF	113	125	10/14/11	USD	144	144	19
UBS AG	EUR	34	46	10/14/11	USD	49	49	3
UBS AG	JPY	3,700	48	10/14/11	USD	48	48	—	@
UBS AG	NOK	134	23	10/14/11	USD	25	25	2
UBS AG	SEK	123	18	10/14/11	USD	19	19	1
UBS AG	SEK	457	66	10/14/11	USD	67	67	1
UBS AG	SEK	190	28	10/14/11	USD	28	28	—	@
UBS AG	SGD	90	68	10/14/11	USD	72	72	4
UBS AG	USD	70	70	10/14/11	CHF	60	66	(4)
UBS AG	USD	37	37	10/14/11	CHF	30	33	(4)

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

Foreign Currency Exchange Contracts Information: (cont'd)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
UBS AG	USD	72	$72	10/14/11	CLP	34,100	$65	$(7)
UBS AG	USD	48	48	10/14/11	EUR	34	46	(2)
UBS AG	USD	48	48	10/14/11	JPY	3,700	48	(— @)
UBS AG	USD	33	33	10/14/11	NOK	195	33	(— @)
UBS AG	USD	118	118	10/14/11	NOK	644	110	(8)
UBS AG	USD	91	91	10/14/11	SEK	580	84	(7)
UBS AG	USD	74	74	10/14/11	SGD	90	68	(6)
Bank of America NA	USD	470	470	10/20/11	CAD	467	445	(25)
Deutsche Bank AG London	AUD	848	820	10/20/11	USD	871	871	51
Deutsche Bank AG London	AUD	460	444	10/20/11	USD	445	445	1
Deutsche Bank AG London	CNY	1,243	195	10/20/11	USD	195	195	— @
Deutsche Bank AG London	EUR	121	162	10/20/11	USD	167	167	5
Deutsche Bank AG London	EUR	149	200	10/20/11	USD	202	202	2
Deutsche Bank AG London	JPY	5,340	69	10/20/11	USD	69	69	— @
Goldman Sachs International	EUR	152	203	10/20/11	USD	203	203	— @
JPMorgan Chase Bank	NOK	394	67	10/20/11	USD	70	70	3
JPMorgan Chase Bank	SEK	426	62	10/20/11	USD	64	64	2
JPMorgan Chase Bank	SGD	394	301	10/20/11	USD	313	313	12
JPMorgan Chase Bank	USD	1,266	1,266	10/20/11	CNY	8,071	1,264	(2)
Mellon Bank	SGD	34	26	10/20/11	USD	27	27	1
Royal Bank of Scotland	MXN	2,151	155	10/20/11	USD	163	163	8
Royal Bank of Scotland	USD	62	62	10/20/11	MXN	865	62	(— @)
UBS AG	BRL	80	42	10/20/11	USD	46	46	4
UBS AG	CAD	232	221	10/20/11	USD	234	234	13
UBS AG	EUR	363	486	10/20/11	USD	500	500	14
UBS AG	GBP	303	472	10/20/11	USD	476	476	4
UBS AG	KRW	443,820	376	10/20/11	USD	400	400	24
UBS AG	NZD	310	236	10/20/11	USD	255	255	19
UBS AG	SGD	57	43	10/20/11	USD	45	45	2
UBS AG	USD	90	90	10/20/11	CHF	79	88	(2)
UBS AG	USD	46	46	10/20/11	GBP	30	46	(— @)
UBS AG	USD	332	332	10/20/11	JPY	25,369	329	(3)
UBS AG	USD	42	42	10/20/11	KRW	50,394	43	1
UBS AG	USD	95	95	10/20/11	MXN	1,251	90	(5)
UBS AG	USD	27	27	10/20/11	NZD	35	27	(— @)
UBS AG	USD	54	54	10/20/11	SGD	71	54	(— @)
			$8,225				$8,353	$128

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
S&P 500 E-Mini Index	65	$3,660	Dec-11	$(74)
U.S. Treasury 2 yr. Note	12	2,642	Dec-11	(1)
U.S. Treasury 5 yr. Note	4	490	Dec-11	(1)
U.S. Treasury 30 yr. Bond	1	143	Dec-11	7

Futures Contracts: (cont'd)

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Short:
E-Mini MSCI Emerging Market Index	9	$(378)	Dec-11	$23
Euro STOXX 50 Index	2	(58)	Dec-11	(4)
U.S. Treasury 2 yr. Note	1	(220)	Dec-11	— @
U.S. Treasury 10 yr. Note	45	(5,854)	Dec-11	(22)
				$(72)

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreements open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America	6 Month EURIBOR	Pay	4.26%	8/18/26	EUR	910	$33
Bank of America	3 Month LIBOR	Receive	4.35	8/18/26		$1,220	(44)
Bank of America	6 Month EURIBOR	Receive	3.61	8/18/31	EUR	1,150	(29)
Bank of America	3 Month LIBOR	Pay	4.15	8/18/31		$1,515	47
Barclays Capital	3 Month STIBOR	Pay	2.76	7/29/12	SEK	26,940	20
Barclays Capital	3 Month STIBOR	Pay	2.30	9/12/12		13,470	2
Barclays Capital	3 Month STIBOR	Receive	2.89	7/29/13		31,576	(45)
Credit Suisse	3 Month CDOR	Pay	4.07	9/8/20	CAD	604	23
Credit Suisse	3 Month CDOR	Pay	4.12	9/8/20		435	18
Goldman Sachs	3 Month CDOR	Receive	2.70	7/15/15		2,400	(50)
							$(25)

@  Value is less than $500.

CDOR  Canadian Dealer Offered Rate.

EURIBOR  Euro Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

STIBOR  Stockholm Interbank Offered Rate.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CLP  —  Chilean Peso

CNY  —  Chinese Yuan Renminbi

EUR  —  Euro

GBP  —  British Pound

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican New Peso

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

USD  —  United States Dollar

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2011. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$67	$—	$67
Agency Bond — Banking (FDIC Guaranteed)	—	460	—	460

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Fixed Income Securities (cont'd)
Agency Fixed Rate Mortgages	$—	$4,543	$—	$4,543
Asset-Backed Securities	—	417	—	417
Collateralized Mortgage Obligations — Agency Collateral Series	—	1,097	—	1,097
Commercial Mortgage Backed Securities	—	730	—	730
Corporate Bonds	—	5,433	—	5,433

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Fixed Income Securities (cont'd)
Mortgages — Other	$—	$1,236	$—	$1,236
Municipal Bonds	—	229	—	229
U.S. Agency Securities	—	625	—	625
U.S. Treasury Securities	—	3,196	—	3,196
Total Fixed Income Securities	—	18,033	—	18,033
Common Stocks
Aerospace & Defense	635	—	—	635
Air Freight & Logistics	168	—	—	168
Airlines	10	—	—	10
Auto Components	93	—	—	93
Automobiles	25	—	—	25
Beverages	425	—	—	425
Biotechnology	207	—	—	207
Capital Markets	333	—	—	333
Chemicals	351	—	—	351
Commercial Banks	535	—	—	535
Commercial Services & Supplies	105	—	—	105
Communications Equipment	341	—	—	341
Computers & Peripherals	1,043	—	—	1,043
Construction & Engineering	93	—	—	93
Consumer Finance	129	—	—	129
Containers & Packaging	7	—	—	7
Distributors	10	—	—	10
Diversified Consumer Services	35	—	—	35
Diversified Financial Services	699	—	—	699
Diversified Telecommunication Services	614	—	—	614
Electric Utilities	404	—	—	404
Electrical Equipment	74	—	—	74
Electronic Equipment, Instruments & Components	134	—	—	134
Energy Equipment & Services	558	—	—	558
Food & Staples Retailing	525	—	—	525
Food Products	508	—	—	508
Health Care Equipment & Supplies	311	—	—	311
Health Care Providers & Services	527	—	—	527
Health Care Technology	27	—	—	27
Hotels, Restaurants & Leisure	381	—	—	381
Household Durables	51	—	—	51
Household Products	537	—	—	537

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Independent Power Producers & Energy Traders	$55		$—	$—	$55
Industrial Conglomerates	418		—	—	418
Information Technology Services	656		—	—	656
Insurance	744		—	—	744
Internet & Catalog Retail	135		—	—	135
Internet Software & Services	342		—	—	342
Leisure Equipment & Products	24		—	—	24
Life Sciences Tools & Services	76		—	—	76
Machinery	412		—	—	412
Media	651		—	—	651
Metals & Mining	239		—	—	239
Multi-Utilities	374		—	—	374
Multiline Retail	227		—	—	227
Office Electronics	15		—	—	15
Oil, Gas & Consumable Fuels	1,735		—	—	1,735
Paper & Forest Products	50		—	—	50
Personal Products	20		—	—	20
Pharmaceuticals	1,431		—	—	1,431
Professional Services	12		—	—	12
Real Estate Investment Trusts (REITs)	360		—	—	360
Real Estate Management & Development	10		—	—	10
Road & Rail	221		—	—	221
Semiconductors & Semiconductor Equipment	507		—	—	507
Software	819		—	—	819
Specialty Retail	442		—	—	442
Textiles, Apparel & Luxury Goods	161		—	—	161
Thrifts & Mortgage Finance	15		—	—	15
Tobacco	457		—	—	457
Wireless Telecommunication Services	68		—	—	68
Total Common Stocks	20,571		—	—	20,571
Convertible Preferred Stocks	—		—	84	84
Investment Companies	317		—	—	317
Right	—	@	—	—	—	@
Short-Term Investments
Investment Company	3,956		—	—	3,956
Repurchase Agreements	—		138	—	138

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments (cont'd)
U.S. Treasury Securities	$—	$1,250	$—	$1,250
Total Short-Term Investments	3,956	1,388	—	5,344
Foreign Currency Exchange Contracts	—	203	—	203
Futures Contracts	30	—	—	30
Interest Rate Swap Agreements	—	143	—	143
Total Assets	24,874	19,767	84	44,725
Liabilities:
Foreign Currency Exchange Contracts	—	(75)	—	(75)
Futures Contracts	(102)	—	—	(102)
Interest Rate Swap Agreements	—	(168)	—	(168)
Total Liabilities	(102)	(243)	—	(345)
Total	$24,772	$19,524	$84	$44,380

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Fair Value Measurement Information: (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Convertible Preferred Stocks (000)
Beginning Balance	$84
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	—
Realized gains (losses)	—
Ending Balance	$84
Net change in unrealized appreciation/depreciation from investments still held as of September 30, 2011	$—

@  Value is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited)

Mid Cap Growth Portfolio

Performance

For the fiscal year ended September 30, 2011, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 0.47%, net of fees. The Portfolio's Class I underperformed against its benchmark the Russell Midcap® Growth Index (the "Index") which returned 0.80%.

Factors Affecting Performance

•  The stock market had been moving slowly upward in the first half of the 12-month period, with a slight pullback in March following news of political turmoil in the Middle East (which caused oil prices to rise) and a major natural disaster in Japan (which prompted fears of supply chain disruptions for the auto and electronics industries). However, the remainder of the period saw considerable volatility which negated the market's gains over the first six months. Delays in approving an increase for the U.S. debt ceiling followed by the downgrade of U.S. bonds by credit rating agency Standard & Poor's led to a major sell-off in the stock market in July and August. The European sovereign debt crisis also appeared to worsen during the period and its policy solutions continued to face significant political hurdles. Concerns about the fragile state of economic growth in the U.S. and globally weighed on the market for the remainder of the period.

•  Within the Portfolio, the consumer discretionary sector detracted from performance relative to the Index. Holdings in an internet video streaming company, an online travel booking provider (not represented in the Index) and a cosmetics company (also not represented in the Index) had disappointing results. An underweight relative to the Index in this sector also had a negative effect on relative results.

•  An underweight in the consumer staples sector also caused the Portfolio to lag versus the Index. Our holdings performed well for the most part but the Portfolio lacked exposure to other consumer staples stocks in the Index that also had strong gains during the period.

•  Stock selection in the technology sector hampered performance, primarily due to several holdings in the computer services software and systems industry (two of which are not represented in the Index).

•  However, stock selection in the producer durables sector was more favorable for performance. A number of holdings performed well within this sector including some in back office support, human resources and consulting; engineering and contracting services; and international trade and diversified logistics.

•  Also bolstering relative gains were stock selection and an underweight in health care. The Portfolio benefited from holdings in the medical and dental instruments and supplies industry and a holding in a medical equipment stock.

Management Strategies

•  The Growth Team seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus has typically resulted in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Mid Cap Growth Portfolio

Performance Compared to the Russell Midcap® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Period Ended September 30, 2011 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	0.47%	6.21%	8.69%	12.57%
Russell Midcap® Growth Index	0.80	1.64	6.70	8.88
Lipper Multi-Cap Growth Funds Index	0.70	0.80	3.84	7.56
Portfolio — Class P Shares w/o sales charges(5)	0.22	5.94	8.42	9.28
Russell Midcap® Growth Index	0.80	1.64	6.70	5.59
Lipper Multi-Cap Growth Funds Index	0.70	0.80	3.84	3.78

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in expenses.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are expected to continue until such time that the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements.

(4)  Commenced operations on March 30, 1990.

(5)  Commenced operations on January 31, 1997.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	56.3%
Computer Services, Software & Systems	12.4
Diversified Retail	9.0
Pharmaceuticals	6.5
Commercial Services	5.6
Communications Technology	5.2
Financial Data & Systems	5.0
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

September 30, 2011

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (93.3%)
Air Transport (2.1%)
Expeditors International of Washington, Inc.	3,260,949	$132,232
Alternative Energy (3.4%)
Range Resources Corp.	2,221,773	129,885
Ultra Petroleum Corp. (a)	3,231,940	89,589
		219,474
Asset Management & Custodian (0.5%)
Greenhill & Co., Inc.	1,164,594	33,296
Biotechnology (3.5%)
IDEXX Laboratories, Inc. (a)	1,389,959	95,865
Illumina, Inc. (a)	3,189,436	130,512
		226,377
Cement (1.0%)
Martin Marietta Materials, Inc.	963,957	60,941
Chemicals: Diversified (2.5%)
Intrepid Potash, Inc. (a)	3,382,607	84,126
Rockwood Holdings, Inc. (a)	2,231,710	75,186
		159,312
Commercial Services (5.6%)
Gartner, Inc. (a)	2,790,883	97,318
Intertek Group PLC (United Kingdom)	3,788,642	108,626
Leucadia National Corp.	3,668,727	83,207
Weight Watchers International, Inc.	1,147,409	66,836
		355,987
Communications Technology (5.3%)
Millicom International Cellular SA SDR (Sweden)	778,840	77,999
Motorola Solutions, Inc.	6,161,217	258,155
		336,154
Computer Services, Software & Systems (12.4%)
Akamai Technologies, Inc. (a)	3,608,607	71,739
Alibaba.com Ltd. (China) (b)	34,156,500	31,521
Citrix Systems, Inc. (a)	850,068	46,354
IHS, Inc., Class A (a)	1,264,222	94,576
LinkedIn Corp., Class A (a)	1,089,121	85,039
Red Hat, Inc. (a)	3,776,776	159,607
Renren, Inc. ADR (China) (a)	5,146,084	26,245
Salesforce.com, Inc. (a)	1,134,441	129,644
Solera Holdings, Inc.	2,938,297	148,384
		793,109
Computer Technology (3.0%)
NVIDIA Corp. (a)	1,497,660	18,721
Yandex N.V., Class A (Russia) (a)	5,733,257	117,016
Youku.com, Inc. ADR (China) (a)	3,371,132	55,151
		190,888
Consumer Lending (1.5%)
IntercontinentalExchange, Inc. (a)	787,116	93,084

	Shares	Value (000)
Consumer Services: Miscellaneous (2.3%)
Qualicorp SA (Brazil) (a)	11,730,661	$87,344
Sun Art Retail Group Ltd. (Hong Kong) (a)	60,764,000	62,559
		149,903
Cosmetics (0.8%)
Natura Cosmeticos SA (Brazil)	3,166,631	53,893
Diversified Materials & Processing (1.7%)
Schindler Holding AG (Switzerland)	991,550	106,167
Diversified Media (3.2%)
Factset Research Systems, Inc.	1,115,630	99,258
McGraw-Hill Cos., Inc. (The)	2,508,465	102,847
		202,105
Diversified Retail (9.0%)
Chipotle Mexican Grill, Inc. (a)	314,442	95,260
Ctrip.com International Ltd. ADR (China) (a)	2,766,909	88,984
Dollar Tree, Inc. (a)	1,450,040	108,912
Fastenal Co.	5,392,770	179,471
NetFlix, Inc. (a)	930,890	105,340
		577,967
Education Services (1.0%)
New Oriental Education & Technology Group, Inc. ADR (China) (a)	2,869,268	65,907
Financial Data & Systems (5.0%)
MSCI, Inc., Class A (a)	5,499,670	166,805
Verisk Analytics, Inc., Class A (a)	4,437,477	154,291
		321,096
Health Care Services (2.7%)
athenahealth, Inc. (a)	1,174,976	69,970
Stericycle, Inc. (a)	1,249,930	100,894
		170,864
Medical & Dental Instruments & Supplies (1.4%)
Techne Corp.	1,282,524	87,225
Medical Equipment (3.1%)
Intuitive Surgical, Inc. (a)	549,589	200,204
Metals & Minerals: Diversified (1.8%)
Lynas Corp. Ltd. (Australia) (a)	25,224,987	25,493
Molycorp, Inc. (a)	2,824,804	92,851
		118,344
Pharmaceuticals (6.5%)
Gen-Probe, Inc. (a)	1,878,548	107,547
Ironwood Pharmaceuticals, Inc. (a)	3,714,185	40,113
Mead Johnson Nutrition Co.	2,477,130	170,501
Valeant Pharmaceuticals International, Inc. (Canada)	2,574,584	95,569
		413,730
Publishing (1.5%)
Morningstar, Inc.	1,673,181	94,434

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

	Shares	Value (000)
Recreational Vehicles & Boats (3.4%)
Edenred (France)	9,181,694	$218,296
Restaurants (1.3%)
Dunkin' Brands Group, Inc. (a)	2,992,097	82,881
Scientific Instruments: Pollution Control (1.2%)
Covanta Holding Corp.	4,949,620	75,185
Semiconductors & Components (2.9%)
ARM Holdings PLC ADR (United Kingdom)	4,213,428	107,442
First Solar, Inc. (a)	1,236,384	78,152
		185,594
Shipping (1.4%)
C.H. Robinson Worldwide, Inc.	1,276,462	87,399
Textiles Apparel & Shoes (1.3%)
Lululemon Athletica, Inc. (Canada) (a)	1,777,166	86,459
Utilities: Electrical (1.0%)
Brookfield Infrastructure Partners LP (Canada)	2,664,327	64,850
Total Common Stocks (Cost $5,973,983)		5,963,357
Convertible Preferred Stocks (1.9%)
Alternative Energy (0.4%)
Better Place, Inc. (a)(c)(d)	7,507,951	22,524
Computer Technology (1.5%)
Groupon, Inc. Series G (a)(c)(d)	1,498,247	95,888
Total Convertible Preferred Stocks (Cost $69,853)		118,412
Preferred Stocks (0.7%)
Leisure Time (0.7%)
Zynga, Inc. Series C (a)(c)(d) (Cost $47,566)	3,390,490	47,566
Short-Term Investment (4.4%)
Investment Company (4.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $280,754)	280,754,267	280,754
Total Investments (100.3%) (Cost $6,372,156) (e)		6,410,089
Liabilities in Excess of Other Assets (-0.3%)		(17,553)
Net Assets (100.0%)		$6,392,536

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Security has been deemed illiquid at September 30, 2011.

(d)  At September 30, 2011, the Portfolio held fair valued securities valued at approximately $165,978,000, representing 2.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(e)  The approximate market value and percentage of net assets, $524,494,000 and 8.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

SDR  Swedish Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2011. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Transport	$132,232	$—	$—	$132,232
Alternative Energy	219,474	—	—	219,474
Asset Management & Custodian	33,296	—	—	33,296
Biotechnology	226,377	—	—	226,377
Cement	60,941	—	—	60,941
Chemicals: Diversified	159,312	—	—	159,312
Commercial Services	247,361	108,626	—	355,987
Communications Technology	258,155	77,999	—	336,154
Computer Services, Software & Systems	761,588	31,521	—	793,109
Computer Technology	190,888	—	—	190,888
Consumer Lending	93,084	—	—	93,084
Consumer Services: Miscellaneous	87,344	62,559	—	149,903
Cosmetics	53,893	—	—	53,893
Diversified Materials & Processing	106,167	—	—	106,167
Diversified Media	202,105	—	—	202,105
Diversified Retail	577,967	—	—	577,967
Education Services	65,907	—	—	65,907
Financial Data & Systems	321,096	—	—	321,096
Health Care Services	170,864	—	—	170,864
Medical & Dental Instruments & Supplies	87,225	—	—	87,225
Medical Equipment	200,204	—	—	200,204
Metals & Minerals: Diversified	92,851	25,493	—	118,344
Pharmaceuticals	413,730	—	—	413,730
Publishing	94,434	—	—	94,434
Recreational Vehicles & Boats	—	218,296	—	218,296
Restaurants	82,881	—	—	82,881
Scientific Instruments: Pollution Control	75,185	—	—	75,185
Semiconductors & Components	185,594	—	—	185,594
Shipping	87,399	—	—	87,399
Textiles Apparel & Shoes	86,459	—	—	86,459
Utilities: Electrical	64,850	—	—	64,850
Total Common Stocks	5,438,863	524,494	—	5,963,357

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Convertible Preferred Stocks	$—	$—	$118,412	$118,412
Preferred Stocks	—	—	47,566	47,566
Short-Term Investment —
Investment Company	280,754	—	—	280,754
Total Assets	$5,719,617	$524,494	$165,978	$6,410,089

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2011, securities with a total value of approximately $383,935,000 transferred from Level 1 to Level 2. At September 30, 2011 the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Fair Value Measurement Information: (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Convertible Preferred Stocks (000)	Preferred Stocks (000)
Beginning Balance	$22,524	$—
Net purchases (sales)	47,329	47,566
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Change in unrealized appreciation/ depreciation	48,559	—
Realized gains (losses)	—	—
Ending Balance	$118,412	$47,566
Net change in unrealized appreciation/ depreciation from investments still held as of September 30, 2011	$48,559	$—

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited)

Core Fixed Income Portfolio

Performance

For the fiscal year ended September 30, 2011, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 4.34%, net of fees. The Portfolio's Class I underperformed against its benchmark the Barclays Capital U.S. Aggregate Index (the "Index"), which returned 5.26%.

Factors Affecting Performance

•  Financial markets were volatile during much of the 12-month period, with political upheaval across the Middle East at the beginning of 2011. Markets were further disrupted by the earthquake in Japan in March, as investors feared supply chain disruptions for electronics and auto components. In the summer, investors focused on the U.S.'s debt ceiling issue. Then, in August, one of the three major bond rating agencies, Standard & Poor's, downgraded the U.S.'s credit rating from AAA to AA+. August and September were the most volatile months as concerns about the European sovereign debt crisis and a slowdown in global growth led to a dramatic sell-off in risky assets.

•  The Federal Reserve's second round of quantitative easing (QE2), an asset purchase program intended to stimulate the economy by encouraging banks to lend, ended in June. Amidst renewed weakness in economic indicators in the second half of the period, the Fed announced that it would extend the maturity of its Treasury holdings to put downward pressure on longer-term interest rates. In addition, to provide support to the mortgage market, the Fed will re-invest principal payments from its mortgage and agency holdings into mortgages instead of Treasuries.

•  Investment-grade corporate debt spreads versus Treasuries narrowed in the first half of the period. Corporate balance sheets have been strong, with near all-time highs in profit margins, cash flow generation and cash on balance sheet. However, in the third quarter of 2011, the credit market, especially the financial sector, was negatively affected by the increased risk aversion due to the European debt crisis and signs of slowing economic growth. Overall investment-grade corporate spreads ended the period almost 60 basis points wider after tightening about 40 basis points in first few months of the year.

•  The agency mortgage sector generated positive returns versus duration neutral Treasuries. The Treasury's announcement in the first quarter that it would reduce its mortgage-backed securities portfolio initially prompted a negative reaction in the market. However, the market recovered, as the Treasury planned to sell its portfolio over a 12-month period, promising not to disrupt the market. During the second quarter, the Treasury started selling leveraged agency mortgage bonds. This supply was absorbed by the market without much impact on spreads. Toward the end of the period, the sector, especially higher coupon mortgages, came under some pressure due to concerns about a government-sponsored universal refinancing program. However, we believe the sector should remain well supported given the relatively attractive yield and the Fed's plan to re-invest principal payments from their mortgage and agency holdings into mortgages.

•  The U.S. Treasury yield curve flattened during the period, with yields on 2-, 5-, 10-, and 30-year Treasuries declining by 18, 32, 59, and 77 basis points, respectively.

•  The Portfolio's overweight position in the investment-grade credit sector, particularly banking, detracted from relative performance.

•  The Portfolio's positioning in the commercial mortgage backed security (CMBS) sector hurt performance as the sector experienced substantial spread widening in the third quarter of 2011.

•  The Portfolio's mortgage strategy helped performance. This was primarily due to an allocation to agency mortgage derivatives through interest only (IO) and inverse interest only (IIO) securities.

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit as corporate valuations relative to fundamentals have been attractive. We reduced some credit exposure a few months ago but continue to maintain an overweight to the sector.

•  Additionally, interest rate positioning contributed to performance. The Portfolio was positioned to

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Core Fixed Income Portfolio

benefit from an anticipated flattening (or, reduction in the difference of yield spreads) between the short and intermediate parts of the yield curve. We unwound the position profitably toward the end of the reporting period.

•  In terms of mortgage strategy, the Portfolio had a position in IO and IIO securities. Prepayment speeds have been slow, which was beneficial for this position. A number of factors, such as increased credit requirements and fees, have mitigated prepayments and presented hurdles for borrowers looking to refinance.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1) and the Lipper Intermediate Investment Grade Debt Funds Index(2)

	Period Ended September 30, 2011 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	4.34%	3.26%	4.13%	7.01%
Barclays Capital U.S. Aggregate Index	5.26	6.53	5.66	7.57
Lipper Intermediate Investment Grade Debt Funds Index	3.66	5.78	5.22	N/A
Portfolio — Class P Shares w/o sales charges(5)	4.11	3.03	3.89	4.53
Barclays Capital U.S. Aggregate Index	5.26	6.53	5.66	6.13
Lipper Intermediate Investment Grade Debt Funds Index	3.66	5.78	5.22	5.61

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in expenses.

(1)  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Intermediate Investment Grade Debt Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are expected to continue until such time that the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements.

(4)  Commenced operations on September 29, 1987.

(5)  Commenced operations on March 1, 1999.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Core Fixed Income Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	26.2%
Other**	14.5
Finance	14.2
Industrials	13.3
U.S. Treasury Securities	11.2
Collateralized Mortgage Obligations — Agency Collateral Series	8.9
Asset-Backed Securities	6.7
Short-Term Investments	5.0
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2011.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $21,657,000 and net unrealized depreciation of approximately $71,000 and open swap agreements with net unrealized depreciation of approximately $206,000.

2011 Annual Report

September 30, 2011

Portfolio of Investments

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (97.3%)
Agency Bond — Banking (FDIC Guaranteed) (2.3%)
Ally Financial, Inc.
2.20%, 12/19/12	$1,465	$1,498
Agency Fixed Rate Mortgages (26.9%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
5.00%, 10/1/35	1,119	1,205
6.00%, 5/1/37 - 10/1/38	520	572
7.50%, 5/1/35	69	80
8.00%, 8/1/32	35	41
8.50%, 8/1/31	55	66
October TBA:
4.00%, 10/25/41 (a)	1,215	1,272
Federal National Mortgage Association,
Conventional Pools:
4.50%, 8/1/40 - 8/1/41	3,705	3,935
5.00%, 3/1/39	1,152	1,253
5.50%, 4/1/34 - 2/1/38	3,015	3,292
6.00%, 1/1/38 - 10/1/38	431	474
6.50%, 7/1/29 - 2/1/33	456	517
7.00%, 10/1/31 - 12/1/31	3	3
7.50%, 8/1/37	116	136
8.00%, 4/1/33	85	99
8.50%, 10/1/32	85	100
Government National Mortgage Association,
October TBA:
3.50%, 10/25/41 (a)	700	732
4.00%, 10/25/41 (a)	755	808
Various Pools:
4.50%, 4/15/39 - 5/15/40	2,379	2,592
		17,177
Asset-Backed Securities (6.8%)
Ally Master Owner Trust
2.88%, 4/15/15 (b)	225	231
ARI Fleet Lease Trust
1.68%, 8/15/18 (b)(c)	55	55
Brazos Higher Education Authority
1.10%, 7/25/29 (c)	325	322
CarMax Auto Owner Trust
1.29%, 9/15/15	225	227
CLI Funding LLC
4.50%, 3/18/26 (b)	239	242
CVS Pass-Through Trust
6.04%, 12/10/28	339	357
Discover Card Master Trust
0.58%, 8/15/16 (c)	300	301
Enterprise Fleet Financing LLC
1.43%, 10/20/16 (b)	189	189
Ford Credit Floorplan Master Owner Trust
2.12%, 2/15/16	175	178

	Face Amount (000)	Value (000)
FUEL Trust
4.21%, 4/15/16 (b)	$200	$199
Great America Leasing Receivables
1.69%, 2/15/14 (b)	300	302
Louisiana Public Facilities Authority
1.15%, 1/25/20 (c)	325	320
Macquarie Equipment Funding Trust
1.21%, 9/20/13 (b)	275	275
Mercedes-Benz Auto Lease Trust
1.18%, 11/15/13 (b)	350	352
MMCA Automobile Trust
1.22%, 1/15/15 (b)	225	226
North Carolina State Education Assistance Authority
1.15%, 1/26/26 (c)	225	221
Panhandle-Plains Higher Education Authority, Inc.
1.21%, 7/1/24 (c)	125	124
Textainer Marine Containers Ltd.
4.70%, 6/15/26 (b)	244	246
		4,367
Collateralized Mortgage Obligations — Agency Collateral Series (9.2%)
Federal Home Loan Mortgage Corporation,
2.70%, 5/25/18	335	337
3.15%, 2/25/18	225	236
3.87%, 4/25/21	325	352
IO
0.84%, 1/25/21 (c)	2,294	100
IO REMIC
5.00%, 12/15/20 - 12/15/37	1,340	187
5.72%, 6/15/41 (c)	6,497	773
5.74%, 6/15/40 (c)	784	123
5.91%, 7/15/37 (c)	628	90
6.24%, 6/15/40 (c)	2,619	500
IO STRIPS
8.00%, 1/1/28	23	5
REMIC
22.09%, 5/15/41 (c)(d)	350	387
Federal National Mortgage Association,
3.76%, 6/25/21	110	119
IO
6.16%, 9/25/20 (c)	1,783	465
IO REMIC
6.47%, 2/25/24 (c)	572	63
REMIC
6.04%, 10/25/40 (c)	145	164
9.16%, 10/25/41	229	226
Government National Mortgage Association,
IO
6.32%, 12/20/40 (c)	2,318	386
IO REMIC
0.85%, 8/20/58 (c)	3,021	98
4.50%, 6/20/39	689	112

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Collateralized Mortgage Obligations — Agency Collateral Series (cont'd)
5.00%, 2/16/41	$192	$40
5.22%, 6/20/41 (c)	991	140
5.82%, 11/16/40 (c)	1,243	251
6.02%, 10/20/37 (c)	929	79
6.35%, 6/20/40 (c)	927	164
6.37%, 4/16/41 (c)	1,349	270
6.44%, 4/16/41 (c)	934	168
		5,835
Commercial Mortgage Backed Securities (4.7%)
Bear Stearns Commercial Mortgage Securities
5.47%, 1/12/45 (c)	325	358
DBUBS Mortgage Trust,
4.54%, 7/10/44 (b)	350	358
5.00%, 11/10/46 (b)	300	323
5.47%, 11/10/46 (b)(c)	190	178
GS Mortgage Securities Corp. II,
3.71%, 8/10/44 (c)(e)	240	243
5.36%, 3/10/44 (b)(c)	175	163
5.55%, 4/10/38 (c)	100	106
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.17%, 8/15/46	240	245
4.39%, 7/15/46 (b)	350	350
4.72%, 2/16/46 (b)	335	346
WF-RBS Commercial Mortgage Trust
4.87%, 2/15/44 (b)(c)	315	333
		3,003
Corporate Bonds (31.4%)
Finance (14.5%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (b)	175	179
Abbey National Treasury Services PLC
3.88%, 11/10/14 (b)	140	135
Aegon N.V.
4.63%, 12/1/15	175	179
American International Group, Inc.
6.40%, 12/15/20	200	204
Australia & New Zealand Banking Group Ltd.
4.88%, 1/12/21 (b)	140	146
Bank of America Corp.
5.75%, 12/1/17	520	488
Barclays Bank PLC,
6.05%, 12/4/17 (b)	100	92
6.75%, 5/22/19	120	130
BBVA US Senior SAU
3.25%, 5/16/14	200	188
Bear Stearns Cos. LLC (The),
6.40%, 10/2/17	25	28
7.25%, 2/1/18	170	201
Berkshire Hathaway, Inc.
3.75%, 8/15/21	235	239

	Face Amount (000)	Value (000)
BNP Paribas SA
5.00%, 1/15/21	$135	$132
Boston Properties LP
5.88%, 10/15/19	30	33
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	65	69
7.13%, 6/15/12	60	62
Citigroup, Inc. (See Note G-2),
5.88%, 5/29/37	150	144
6.13%, 11/21/17 - 5/15/18	195	209
8.50%, 5/22/19	85	103
Coventry Health Care, Inc.
5.45%, 6/15/21	120	130
Credit Suisse,
5.40%, 1/14/20	135	130
6.00%, 2/15/18	60	61
Dexus Diversified Trust/Dexus Office Trust
5.60%, 3/15/21 (b)(f)	100	104
Digital Realty Trust LP
5.25%, 3/15/21	175	174
Fifth Third Bancorp
3.63%, 1/25/16	70	71
General Electric Capital Corp.,
5.30%, 2/11/21	110	114
6.00%, 8/7/19	565	637
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18	315	327
7.50%, 2/15/19	110	123
Hartford Financial Services Group, Inc.
5.50%, 3/30/20	110	107
HBOS PLC
6.75%, 5/21/18 (b)	340	290
HCP, Inc.,
5.38%, 2/1/21	50	50
5.63%, 5/1/17	100	104
HSBC Holdings PLC
5.10%, 4/5/21	295	304
ING Bank N.V.
4.00%, 3/15/16 (b)	200	201
Intesa Sanpaolo SpA
6.50%, 2/24/21 (b)	100	89
JPMorgan Chase & Co.,
4.95%, 3/25/20	80	85
6.30%, 4/23/19	25	28
MetLife, Inc.
7.72%, 2/15/19	60	74
NASDAQ OMX Group, Inc. (The)
5.55%, 1/15/20	50	50
National Australia Bank Ltd.
3.00%, 7/27/16 (b)	170	171
Nationwide Building Society
6.25%, 2/25/20 (b)	345	348
Nationwide Financial Services
5.38%, 3/25/21 (b)	75	73

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Nordea Bank AB
4.88%, 5/13/21 (b)	$200	$171
Pacific LifeCorp
6.00%, 2/10/20 (b)	125	134
Platinum Underwriters Finance, Inc.,
Series B
7.50%, 6/1/17	120	131
PNC Funding Corp.
6.70%, 6/10/19 (f)	90	108
Principal Financial Group, Inc.
8.88%, 5/15/19	100	128
Prudential Financial, Inc.
7.38%, 6/15/19	170	199
Reinsurance Group of America, Inc.
6.45%, 11/15/19	135	153
Royal Bank of Scotland PLC (The)
4.88%, 3/16/15	95	93
Santander Holdings USA, Inc.
4.63%, 4/19/16	40	39
Santander US Debt SA Unipersonal
3.72%, 1/20/15 (b)	200	186
Societe Generale SA
5.20%, 4/15/21 (b)	200	174
Standard Chartered Bank
6.40%, 9/26/17 (b)	100	106
Sumitomo Mitsui Banking Corp.
2.90%, 7/22/16 (b)	200	202
UnitedHealth Group, Inc.
6.63%, 11/15/37	195	247
Ventas Realty LP/Ventas Capital Corp.
4.75%, 6/1/21	125	120
Wachovia Corp.
5.63%, 10/15/16	60	65
WEA Finance LLC
4.63%, 5/10/21 (b)	150	144
Wells Fargo & Co.
5.63%, 12/11/17	60	68
		9,274
Industrials (13.6%)
Agilent Technologies, Inc.
5.50%, 9/14/15	120	131
Air Products & Chemicals, Inc.
2.00%, 8/2/16	165	168
Albemarle Corp.
4.50%, 12/15/20	110	119
Altria Group, Inc.,
4.13%, 9/11/15	50	54
9.25%, 8/6/19	125	164
Anglo American Capital PLC
9.38%, 4/8/19 (b)	100	133
ArcelorMittal
9.85%, 6/1/19	100	113

	Face Amount (000)	Value (000)
AT&T, Inc.,
3.88%, 8/15/21	$45	$46
6.30%, 1/15/38	170	195
BAA Funding Ltd.
4.88%, 7/15/21 (b)	170	173
Barrick North America Finance LLC
4.40%, 5/30/21	95	98
BAT International Finance PLC
9.50%, 11/15/18 (b)	165	224
Bemis Co., Inc.
4.50%, 10/15/21 (e)	110	112
Best Buy Co., Inc.
3.75%, 3/15/16	165	160
Boeing Capital Corp.
2.13%, 8/15/16	175	177
Bunge Ltd. Finance Corp.
8.50%, 6/15/19	85	106
Burlington Northern Santa Fe LLC
5.65%, 5/1/17	115	133
Comcast Corp.,
5.15%, 3/1/20	75	85
5.70%, 5/15/18	50	58
ConAgra Foods, Inc.
8.25%, 9/15/30	140	181
COX Communications, Inc.
8.38%, 3/1/39 (b)	25	35
CRH America, Inc.
6.00%, 9/30/16	135	145
Daimler Finance North America LLC,
7.30%, 1/15/12	95	97
8.50%, 1/18/31	55	78
Darden Restaurants, Inc.
6.20%, 10/15/17	205	239
Delhaize Group SA
5.70%, 10/1/40	106	110
Deutsche Telekom International Finance BV
8.75%, 6/15/30	65	87
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
5.88%, 10/1/19	150	169
Fiserv, Inc.
3.13%, 6/15/16	120	122
Georgia-Pacific LLC
5.40%, 11/1/20 (b)	90	92
Gilead Sciences, Inc.
4.50%, 4/1/21	140	151
Grupo Bimbo SAB de CV
4.88%, 6/30/20 (b)	100	102
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (b)	105	122
Hess Corp.
6.00%, 1/15/40	175	200
Holcim US Finance Sarl & Cie SCS
6.00%, 12/30/19 (b)	85	90

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Home Depot, Inc.
5.88%, 12/16/36	$190	$222
International Paper Co.
7.50%, 8/15/21	105	122
Kinross Gold Corp.
5.13%, 9/1/21 (b)	115	114
KLA-Tencor Corp.
6.90%, 5/1/18	145	166
Kraft Foods, Inc.
5.38%, 2/10/20	195	221
L-3 Communications Corp.
4.75%, 7/15/20	135	140
Marathon Petroleum Corp.
5.13%, 3/1/21 (b)	70	73
Mosaic Co. (The)
7.63%, 12/1/16 (b)	60	63
NBC Universal Media LLC
5.15%, 4/30/20	140	154
News America, Inc.
4.50%, 2/15/21	75	76
Omnicom Group, Inc.
4.45%, 8/15/20	70	71
Petrobras International Finance Co.
5.75%, 1/20/20	175	183
Potash Corp. of Saskatchewan, Inc.
5.88%, 12/1/36	110	132
Quest Diagnostics, Inc.
6.95%, 7/1/37	95	120
Rio Tinto Finance USA Ltd.
9.00%, 5/1/19	35	47
Sanofi
4.00%, 3/29/21	135	147
Teck Resources Ltd.,
4.75%, 1/15/22	85	87
6.25%, 7/15/41	100	105
Telecom Italia Capital SA,
7.00%, 6/4/18	85	85
7.18%, 6/18/19	35	35
Telefonica Europe BV
8.25%, 9/15/30	195	219
Telstra Corp. Ltd.
4.80%, 10/12/21 (b)	100	105
Thermo Fisher Scientific, Inc.
3.60%, 8/15/21	160	166
Time Warner Cable, Inc.,
6.75%, 6/15/39	40	46
8.75%, 2/14/19	55	71
Time Warner, Inc.,
4.70%, 1/15/21	100	105
4.75%, 3/29/21	90	95
5.88%, 11/15/16	75	85

	Face Amount (000)	Value (000)
Vale Overseas Ltd.,
5.63%, 9/15/19	$110	$116
6.88%, 11/10/39	20	22
Verizon Communications, Inc.,
4.60%, 4/1/21 (f)	30	33
8.95%, 3/1/39	50	77
VF Corp.
3.50%, 9/1/21	105	107
Viacom, Inc.
6.88%, 4/30/36	130	155
Vivendi SA
6.63%, 4/4/18 (b)	120	136
Wesfarmers Ltd.
2.98%, 5/18/16 (b)	85	86
Woolworths Ltd.
4.00%, 9/22/20 (b)	125	130
WPP Finance UK
8.00%, 9/15/14	100	113
		8,699
Utilities (3.3%)
EDF SA
4.60%, 1/27/20 (b)	80	84
Enel Finance International N.V.
5.13%, 10/7/19 (b)	275	258
Energy Transfer Partners LP
9.00%, 4/15/19	125	151
Enterprise Products Operating LLC,
5.25%, 1/31/20	50	55
6.50%, 1/31/19	160	189
Exelon Generation Co. LLC
6.25%, 10/1/39	315	367
FirstEnergy Solutions Corp.
6.05%, 8/15/21	225	250
Iberdrola Finance Ireland Ltd.
5.00%, 9/11/19 (b)	175	169
Kinder Morgan Energy Partners LP
5.95%, 2/15/18	160	182
Plains All American Pipeline LP/PAA Finance Corp.,
6.70%, 5/15/36	160	183
8.75%, 5/1/19	65	83
PPL WEM Holdings PLC
3.90%, 5/1/16 (b)	150	158
		2,129
		20,102
Municipal Bonds (1.5%)
Chicago Transit Authority
6.20%, 12/1/40	100	116
City of Chicago, IL,
O'Hare International Airport Revenue
6.40%, 1/1/40	40	49

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Municipal Bonds (cont'd)
City of New York, NY, Series G-1
5.97%, 3/1/36	$85	$104
Illinois State Toll Highway Authority,
Highway Revenue, Build America Bonds
6.18%, 1/1/34	130	153
Municipal Electric Authority of Georgia,
6.64%, 4/1/57	90	98
6.66%, 4/1/57	155	165
New York City Transitional Finance Authority
5.27%, 5/1/27	80	90
State of California,
General Obligation Bonds
5.95%, 4/1/16	175	199
		974
Sovereign (0.9%)
Bermuda Government International Bond
5.60%, 7/20/20 (b)(f)	100	108
Brazilian Government International Bond
6.00%, 1/17/17	190	218
Export - Import Bank of Korea
4.13%, 9/9/15	100	101
Korea Development Bank
4.38%, 8/10/15	130	133
		560
U.S. Agency Securities (2.1%)
Federal National Mortgage Association,
1.25%, 8/20/13 - 9/28/16	330	331
5.38%, 6/12/17	700	850
6.63%, 11/15/30 (f)	100	149
		1,330
U.S. Treasury Securities (11.5%)
U.S. Treasury Bond
4.75%, 2/15/41	1,945	2,658
U.S. Treasury Notes,
1.75%, 7/31/15	2,370	2,470
2.25%, 3/31/16	2,105	2,238
		7,366
Total Fixed Income Securities (Cost $60,238)		62,212
	Shares
Short-Term Investments (6.0%)
Securities held as Collateral on Loaned Securities (0.8%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	478,399	478

	Face Amount (000)	Value (000)
Repurchase Agreements (0.1%)
Merrill Lynch & Co., Inc., (0.10%, dated 9/30/11, due 10/3/11; proceeds $12; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 4.00% due 5/16/38; valued at $13)	$12	$12
Nomura Holdings, Inc., (0.14%, dated 9/30/11, due 10/3/11; proceeds $26; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% due 7/1/26; Federal National Mortgage Association 3.00% due 1/1/26; valued at $26)	26	26
		38
Total Securities held as Collateral on Loaned Securities (Cost $516)		516
	Shares
Investment Company (4.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	2,602,425	2,602
	Face Amount (000)
U.S. Treasury Security (1.1%)
U.S. Treasury Bill,
0.02%, 3/22/12 (g)(h)(i)	$673	673
Total Short-Term Investments (Cost $3,791)		3,791
Total Investments (103.3%) (Cost $64,029) Including $509 of Securities Loaned (j)		66,003
Liabilities in Excess of Other Assets (-3.3%)		(2,093)
Net Assets (100.0%)		$63,910

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2011.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2011.

(e)  When-issued security.

(f)  All or a portion of this security was on loan at September 30, 2011.

(g)  Rate shown is the yield to maturity at September 30, 2011.

(h)  All or a portion of the security was pledged as collateral for swap agreements.

(i)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(j)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open futures contracts and swap agreements.

FDIC  Federal Deposit Insurance Corporation.

IO  Interest Only.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	47	$10,350	Dec-11	$(16)
U.S. Treasury 5 yr. Note	8	980	Dec-11	(2)
Short:
U.S. Treasury 10 yr. Note	75	(9,757)	Dec-11	(41)
U.S. Treasury 30 yr. Bond	4	(570)	Dec-11	(12)
				$(71)

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreements open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Premium Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Capital	$1,457	3 Month LIBOR	Receive	11/15/19	$(105)	$(439)
Barclays Capital	1,726	3 Month LIBOR	Pay	11/15/19	59	233
						$(206)

LIBOR  London Interbank Offered Rate.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2011. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Bond — Banking (FDIC Guaranteed)	$—	$1,498	$—	$1,498
Agency Fixed Rate Mortgages	—	17,177	—	17,177
Asset-Backed Securities	—	4,367	—	4,367
Collateralized Mortgage Obligations — Agency Collateral Series	—	5,835	—	5,835
Commercial Mortgage Backed Securities	—	3,003	—	3,003
Corporate Bonds	—	20,102	—	20,102
Municipal Bonds	—	974	—	974
Sovereign	—	560	—	560
U.S. Agency Securities	—	1,330	—	1,330
U.S. Treasury Securities	—	7,366	—	7,366
Total Fixed Income Securities	—	62,212	—	62,212

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$3,080	$—	$—	$3,080
Repurchase Agreements	—	38	—	38
U.S. Treasury Security	—	673	—	673
Total Short-Term Investments	3,080	711	—	3,791
Zero Coupon Swap Agreements	—	233	—	233
Total Assets	3,080	63,156	—	66,236
Liabilities:
Futures Contracts	(71)	—	—	(71)
Zero Coupon Swap Agreements	—	(439)	—	(439)
Total Liabilities	(71)	(439)	—	(510)
Total	$3,009	$62,717	$—	$65,726

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

Fair Value Measurement Information: (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Fixed Income Securities (000)
Beginning Balance	$—	@
Net purchases (sales)	(—	@)
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	—	@
Realized gains (losses)	—	@
Ending Balance	$—
Net change in unrealized appreciation/depreciation from investments still held as of September 30, 2011	$—

@  Value is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

Performance

For the fiscal year ended September 30, 2011, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 3.74%, net of fees. The Portfolio's Class I underperformed against its benchmark the Barclays Capital U.S. Aggregate Index (the "Index"), which returned 5.26%.

Factors Affecting Performance

•  Financial markets were volatile during much of the 12-month period, with political upheaval across the Middle East at the beginning of 2011. Markets were further disrupted by the earthquake in Japan in March, as investors feared supply chain disruptions for electronics and auto components. In the summer, investors focused on the U.S. debt ceiling issue. Then, in August, one of the three major bond rating agencies, Standard & Poor's, downgraded the U.S.'s credit rating from AAA to AA+. August and September were the most volatile months as concerns about the European sovereign debt crisis and a slowdown in global growth led to a dramatic sell-off in risky assets.

•  The Federal Reserve's second round of quantitative easing (QE2), an asset purchase program intended to stimulate the economy by encouraging banks to lend, ended in June. Amidst renewed weakness in economic indicators in the second half of the period, the Fed announced that it would extend the maturity of its Treasury holdings to put downward pressure on longer-term interest rates. In addition, to provide support to the mortgage market, the Fed will re-invest principal payments from its mortgage and agency holdings into mortgages instead of Treasuries.

•  Investment-grade corporate debt spreads versus Treasuries narrowed in the first half of the period. Corporate balance sheets have been strong, with near all-time highs in profit margins, cash flow generation and cash on balance sheet. However, in the third quarter of 2011, the credit market, especially the financial sector, was negatively affected by the increased risk aversion due to the European debt crisis and signs of slowing economic growth. Overall investment-grade corporate spreads ended the period almost 60 basis points wider after tightening about 40 basis points in first few months of the year.

•  The agency mortgage sector generated positive returns versus duration neutral Treasuries. The Treasury's announcement in the first quarter that it would reduce its mortgage-backed securities portfolio initially prompted a negative reaction in the market. However, the market recovered, as the Treasury planned to sell its portfolio over a 12-month period, promising not to disrupt the market. During the second quarter, the Treasury started selling leveraged agency mortgage bonds. This supply was absorbed by the market without much impact on spreads. Toward the end of the period, the sector, especially higher coupon mortgages, came under some pressure due to concerns about a government sponsored universal refinancing program. However, we believe the sector should remain well supported given the relatively attractive yield and the Fed's plan to re-invest principal payments from their mortgage and agency holdings into mortgages.

•  The U.S. Treasury yield curve flattened during the period, with yields on 2-, 5-, 10-, and 30-year Treasuries declining by 18, 32, 59, and 77 basis points, respectively.

•  The Portfolio's overweight position in the investment-grade credit sector, particularly banking, detracted from relative performance.

•  The Portfolio's positioning in the commercial mortgage backed security (CMBS) sector hurt performance as the sector experienced substantial spread widening in the third quarter of 2011.

•  Positions in high yield securities, as well as an allocation to non-agency mortgage securities, also detracted slightly from performance. These sectors are not represented in the Index.

•  The Portfolio's mortgage strategy helped performance. This was primarily due to an allocation to agency mortgage derivatives through interest only (IO) and inverse interest only (IIO) securities.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit as corporate valuations relative to fundamentals have been attractive. We reduced some credit exposure a few months ago but continue to maintain an overweight to the sector.

•  Additionally, interest rate positioning contributed to performance. The Portfolio was positioned to benefit from an anticipated flattening (or, reduction in the difference of yield spreads) between the short and intermediate parts of the yield curve. We unwound the position profitably toward the end of the reporting period.

•  In terms of mortgage strategy, the Portfolio had a position in IO and IIO securities. Prepayment speeds have been slow, which has been beneficial for this position. A number of factors, such as increased credit requirements and fees, have mitigated prepayments and presented hurdles for borrowers looking to refinance.

•  The Portfolio also has allocations to riskier segments of the market such as high-yield corporates, non-agency mortgages and convertible bonds.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1) and the Lipper Intermediate Investment Grade Debt Funds Index(2)

	Period Ended September 30, 2011 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	3.74%	2.26%	3.75%	7.62%
Barclays Capital U.S. Aggregate Index	5.26	6.53	5.66	8.08
Lipper Intermediate Investment Grade Debt Funds Index	3.66	5.78	5.22	N/A
Portfolio — Class P Shares w/o sales charges(5)	3.57	2.01	3.49	4.64
Barclays Capital U.S. Aggregate Index	5.26	6.53	5.66	6.31
Lipper Intermediate Investment Grade Debt Funds Index	3.66	5.78	5.22	5.80

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in expenses.

(1)  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Intermediate Investment Grade Debt Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are expected to continue until such time that the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements.

(4)  Commenced operations on November 14, 1984.

(5)  Commenced operations on November 7, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	26.0%
Other**	24.9
Industrials	17.3
Finance	15.4
Mortgages — Other	8.5
Collateralized Mortgage Obligations — Agency Collateral Series	7.9
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2011.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $120,557,000 and net unrealized depreciation of approximately $66,000. Also, does not include open forward foreign currency exchange contracts with net unrealized appreciation of approximately $12,000 and open swap agreements with net unrealized depreciation of approximately $469,000.

2011 Annual Report

September 30, 2011

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (94.1%)
Agency Adjustable Rate Mortgages (0.7%)
Federal National Mortgage Association,
Conventional Pools:
2.43%, 5/1/35	$2,024	$2,132
Agency Fixed Rate Mortgages (25.7%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
12.00%, 2/1/15	1	1
13.00%, 6/1/19	1	1
Gold Pools:
4.50%, 3/1/41	7,533	7,978
5.00%, 10/1/35	420	453
5.50%, 5/1/37	188	204
6.00%, 2/1/32 - 10/1/38	3,116	3,430
6.50%, 3/1/16 - 8/1/33	514	580
7.00%, 6/1/28 - 11/1/31	156	179
7.50%, 5/1/16 - 5/1/35	504	585
8.00%, 8/1/32	240	286
8.50%, 8/1/31	307	371
October TBA:
4.00%, 10/25/41 (a)	1,000	1,047
Federal National Mortgage Association,
Conventional Pools:
4.50%, 8/1/40 - 8/1/41	15,779	16,769
5.00%, 1/1/37 - 3/1/41	3,742	4,044
5.50%, 6/1/35 - 5/1/41	13,777	15,085
6.00%, 10/1/31 - 10/1/38	3,444	3,789
6.50%, 11/1/23 - 12/1/36	6,349	7,165
7.00%, 11/1/13 - 1/1/34	904	1,036
7.50%, 8/1/37	722	844
8.00%, 2/1/12 - 4/1/33	567	663
8.50%, 1/1/15 - 10/1/32	531	625
9.50%, 4/1/30	819	983
11.25%, 8/1/13	1	1
12.00%, 11/1/15	29	33
12.50%, 9/1/15	6	7
October TBA:
4.00%, 10/25/41 (a)	3,700	3,879
Government National Mortgage Association,
October TBA:
3.50%, 10/25/41 (a)	3,125	3,266
Various Pools:
4.50%, 8/15/39 - 5/15/40	3,391	3,693
		76,997
Asset-Backed Securities (3.7%)
Ally Master Owner Trust
3.47%, 4/15/15 (b)	578	589
ARI Fleet Lease Trust
1.68%, 8/15/18 (b)(c)	357	359
CLI Funding LLC
4.50%, 3/18/26 (b)	1,290	1,306

	Face Amount (000)	Value (000)
Contimortgage Home Equity Trust
8.10%, 8/15/25	$44	$44
CVS Pass-Through Trust
6.04%, 12/10/28	1,483	1,565
FUEL Trust
4.21%, 4/15/16 (b)	860	858
Mid-State Trust
8.33%, 4/1/30	37	37
Santander Drive Auto Receivables Trust
3.06%, 11/15/17	1,075	1,077
SLM Student Loan Trust
4.37%, 4/17/28 (b)	825	875
Textainer Marine Containers Ltd.
4.70%, 6/15/26 (b)	731	737
U-Haul S Fleet LLC
4.90%, 10/25/23 (b)	1,667	1,720
Westlake Automobile Receivables Trust
5.00%, 5/15/15 (b)	1,950	1,956
		11,123
Collateralized Mortgage Obligations — Agency Collateral Series (7.8%)
Federal Home Loan Mortgage Corporation,
IO
0.84%, 1/25/21 (c)	10,172	442
IO REMIC
5.00%, 12/15/20 - 12/15/37	6,119	852
5.72%, 6/15/41 (c)	29,143	3,466
5.74%, 6/15/40 (c)	4,409	690
5.91%, 7/15/37 (c)	3,610	516
6.24%, 6/15/40 (c)	14,935	2,857
IO STRIPS
7.50%, 12/1/29	100	23
8.00%, 1/1/28 - 6/15/31	812	172
PAC REMIC
9.50%, 4/15/20	2	2
10.00%, 6/15/20	1	2
REMIC
22.09%, 5/15/41 (c)(d)	1,533	1,693
Federal National Mortgage Association,
IO
6.16%, 9/25/20 (c)	10,201	2,659
IO PAC REMIC
8.00%, 9/18/27	445	97
IO REMIC
5.00%, 8/25/37	3,279	241
6.00%, 7/25/33	829	120
6.47%, 2/25/24 (c)	3,741	412
IO STRIPS
6.50%, 9/1/29 - 12/1/29	1,961	388
8.00%, 4/1/24 - 6/1/30	1,437	304
8.50%, 10/1/25	142	31
9.00%, 11/1/26	133	28
REMIC
7.00%, 9/25/32	958	1,128

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Collateralized Mortgage Obligations — Agency Collateral Series (cont'd)
9.16%, 10/25/41	$1,017	$1,002
63.02%, 9/25/20 (c)(d)	12	26
Government National Mortgage Association,
IO REMIC
0.85%, 8/20/58 (c)	17,349	564
4.50%, 6/20/39	2,855	465
5.00%, 2/16/41	1,007	212
5.22%, 6/20/41 (c)	4,460	632
5.82%, 11/16/40 (c)	5,450	1,101
6.02%, 10/20/37 (c)	4,159	352
6.35%, 6/20/40 (c)	4,038	716
6.37%, 4/16/41 (c)	7,419	1,487
6.44%, 4/16/41 (c)	4,111	738
		23,418
Commercial Mortgage Backed Securities (3.8%)
Banc of America Merrill Lynch Commercial Mortgage, Inc.
5.83%, 4/10/49 (c)	795	677
Bear Stearns Commercial Mortgage Securities,
5.36%, 2/11/44	700	596
5.47%, 1/12/45 (c)	1,526	1,682
Citigroup Commercial Mortgage Trust (See Note G-2),
5.89%, 12/10/49 (c)	1,285	1,190
5.92%, 3/15/49 (c)	435	432
DBUBS Mortgage Trust
5.63%, 7/10/44 (b)(c)	325	275
FREMF Mortgage Trust
5.33%, 2/25/47 (b)(c)	525	505
Greenwich Capital Commercial Funding Corp.,
5.48%, 3/10/39	675	571
5.87%, 12/10/49 (c)	2,185	1,769
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.80%, 7/15/46 (b)	775	716
6.10%, 2/12/51 (c)	540	486
6.26%, 2/15/51 (c)	730	624
LB-UBS Commercial Mortgage Trust,
5.28%, 2/15/41 (c)	1,600	1,314
6.37%, 9/15/45 (c)	835	691
		11,528
Corporate Bonds (34.9%)
Finance (15.2%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (b)	800	818
Abbey National Treasury Services PLC
3.88%, 11/10/14 (b)	439	422
Aegon N.V.
4.63%, 12/1/15	830	849
Affiliated Managers Group, Inc.
3.95%, 8/15/38	496	523
American International Group, Inc.
6.40%, 12/15/20	850	867

	Face Amount (000)	Value (000)
Banco Votorantim SA
5.25%, 2/11/16 (b)	$700	$698
Bank of America Corp.
5.63%, 7/1/20	360	332
Barclays Bank PLC
6.05%, 12/4/17 (b)	600	551
BBVA Bancomer SA
4.50%, 3/10/16 (b)	1,000	940
BBVA US Senior SAU
3.25%, 5/16/14	400	375
Bear Stearns Cos. LLC (The)
7.25%, 2/1/18	1,090	1,287
BNP Paribas SA
5.00%, 1/15/21	615	603
Brandywine Operating Partnership LP
4.95%, 4/15/18	750	726
Brookfield Asset Management, Inc.
5.80%, 4/25/17	300	317
Capital One Bank, USA NA
8.80%, 7/15/19	555	655
Citigroup, Inc. (See Note G-2),
5.88%, 5/29/37	1,089	1,044
8.50%, 5/22/19	704	852
CNA Financial Corp.
5.75%, 8/15/21	315	318
Coventry Health Care, Inc.
5.45%, 6/15/21	540	584
Credit Suisse
6.00%, 2/15/18	369	375
Dexus Diversified Trust/Dexus Office Trust
5.60%, 3/15/21 (b)	600	627
Digital Realty Trust LP
4.50%, 7/15/15	400	409
Discover Bank
7.00%, 4/15/20	575	610
Farmers Insurance Exchange
8.63%, 5/1/24 (b)	845	1,039
Fifth Third Bancorp
3.63%, 1/25/16	425	432
General Electric Capital Corp.,
5.30%, 2/11/21	630	655
6.00%, 8/7/19	1,694	1,910
Genworth Financial, Inc.
7.20%, 2/15/21	625	532
Goldman Sachs Group, Inc. (The)
6.15%, 4/1/18	1,910	1,982
Goodman Funding Pty Ltd.
6.38%, 4/15/21 (b)	850	876
Hartford Financial Services Group, Inc.
5.50%, 3/30/20	645	630
HBOS PLC
6.75%, 5/21/18 (b)	1,388	1,185

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
HCP, Inc.,
5.38%, 2/1/21	$300	$302
5.63%, 5/1/17	425	441
Health Care REIT, Inc.,
4.75%, 7/15/27	520	556
6.13%, 4/15/20	415	433
HSBC Holdings PLC
5.10%, 4/5/21	1,625	1,676
ING Bank N.V.
4.00%, 3/15/16 (b)	595	599
Intesa Sanpaolo SpA
6.50%, 2/24/21 (b)	440	392
JPMorgan Chase Bank NA
6.00%, 10/1/17	715	753
Lloyds TSB Bank PLC
5.80%, 1/13/20 (b)	575	548
Macquarie Bank Ltd.
6.63%, 4/7/21 (b)	490	461
Macquarie Group Ltd.
6.00%, 1/14/20 (b)	588	558
Merrill Lynch & Co., Inc.,
MTN
6.88%, 4/25/18	908	909
MetLife, Inc.
7.72%, 2/15/19	285	350
NASDAQ OMX Group, Inc. (The)
5.55%, 1/15/20	225	226
Nationwide Building Society
6.25%, 2/25/20 (b)	1,195	1,206
Nationwide Financial Services
5.38%, 3/25/21 (b)	450	441
Nordea Bank AB
4.88%, 5/13/21 (b)	765	655
Platinum Underwriters Finance, Inc.,
Series B
7.50%, 6/1/17	791	861
Principal Financial Group, Inc.
8.88%, 5/15/19	658	839
QBE Capital Funding III Ltd.
7.25%, 5/24/41 (b)(c)	550	498
Regions Financial Corp.
5.75%, 6/15/15	545	529
Reinsurance Group of America, Inc.
6.45%, 11/15/19	824	937
Royal Bank of Scotland PLC (The)
4.88%, 3/16/15	455	446
Santander Holdings USA, Inc.
4.63%, 4/19/16	250	241
Santander US Debt SA Unipersonal
3.72%, 1/20/15 (b)	1,200	1,114
SLM Corp.,
MTN
6.25%, 1/25/16	580	570

	Face Amount (000)	Value (000)
Societe Generale SA
5.20%, 4/15/21 (b)	$455	$396
Standard Chartered Bank
6.40%, 9/26/17 (b)	790	834
Ventas Realty LP/Ventas Capital Corp.
4.75%, 6/1/21	925	890
Vornado Realty LP
3.88%, 4/15/25	507	525
Wachovia Bank NA
6.00%, 11/15/17	415	460
Wachovia Corp.
5.63%, 10/15/16	400	433
WEA Finance LLC
4.63%, 5/10/21 (b)	650	622
Wells Operating Partnership II LP
5.88%, 4/1/18	800	818
		45,542
Industrials (17.1%)
Alpha Natural Resources, Inc.,
6.00%, 6/1/19	100	94
6.25%, 6/1/21	280	263
Altria Group, Inc.,
4.13%, 9/11/15	45	48
9.25%, 8/6/19	687	902
Amgen, Inc.,
Series B
0.38%, 2/1/13	571	564
ArcelorMittal
9.85%, 6/1/19	666	756
Archer-Daniels-Midland Co.
0.88%, 2/15/14	535	535
AT&T, Inc.
6.30%, 1/15/38	500	575
BAA Funding Ltd.
4.88%, 7/15/21 (b)	750	765
Barrick North America Finance LLC
4.40%, 5/30/21	430	442
BAT International Finance PLC
9.50%, 11/15/18 (b)	930	1,264
Bemis Co., Inc.
4.50%, 10/15/21 (e)	525	532
Best Buy Co., Inc.
3.75%, 3/15/16	920	893
Bombardier, Inc.
7.75%, 3/15/20 (b)	575	615
Bunge Ltd. Finance Corp.
8.50%, 6/15/19	566	706
CBS Corp.
8.88%, 5/15/19	500	639
CenturyLink, Inc.
6.45%, 6/15/21	440	408
CF Industries, Inc.
6.88%, 5/1/18	1,075	1,203

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Chrysler Group LLC/CG Co-Issuer, Inc.
8.00%, 6/15/19 (b)	$760	$597
Comcast Corp.,
5.15%, 3/1/20 (f)	555	627
5.70%, 5/15/18	98	113
ConAgra Foods, Inc.,
7.00%, 10/1/28	150	175
8.25%, 9/15/30	540	696
Concho Resources, Inc.
7.00%, 1/15/21	115	115
Constellation Brands, Inc.
7.25%, 9/1/16	370	390
Continental Resources, Inc.
7.13%, 4/1/21	575	584
Cooper US, Inc.
5.25%, 11/15/12	846	886
Corning, Inc.
7.25%, 8/15/36	270	334
COX Communications, Inc.
8.38%, 3/1/39 (b)	164	227
CRH America, Inc.
6.00%, 9/30/16	580	622
Daimler Finance North America LLC,
7.30%, 1/15/12	622	633
8.50%, 1/18/31	224	318
Darden Restaurants, Inc.
6.20%, 10/15/17 (f)	520	606
Delhaize Group SA
5.70%, 10/1/40	758	788
DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
5.88%, 10/1/19	483	544
7.63%, 5/15/16	332	357
DISH DBS Corp.
7.13%, 2/1/16	580	590
Expedia, Inc.
5.95%, 8/15/20	235	237
Fiserv, Inc.
3.13%, 6/15/16	535	542
FMG Resources August 2006 Pty Ltd.,
6.38%, 2/1/16 (b)	380	344
6.88%, 2/1/18 (b)	140	124
Frontier Communications Corp.
8.50%, 4/15/20	750	731
Gap, Inc. (The)
5.95%, 4/12/21	645	608
Gazprom OAO Via Gaz Capital SA
6.51%, 3/7/22 (b)	340	334
Georgia-Pacific LLC,
7.75%, 11/15/29	385	446
8.88%, 5/15/31	480	601
Grupo Bimbo SAB de CV
4.88%, 6/30/20 (b)	735	746

	Face Amount (000)	Value (000)
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (b)	$630	$735
Holcim US Finance Sarl & Cie SCS
6.00%, 12/30/19 (b)	483	513
Home Depot, Inc.
5.88%, 12/16/36	793	926
Hyatt Hotels Corp.
6.88%, 8/15/19 (b)	545	614
Ingram Micro, Inc.
5.25%, 9/1/17	295	314
Intel Corp.
2.95%, 12/15/35	588	599
International Game Technology
3.25%, 5/1/14 (f)	492	568
International Paper Co.
7.50%, 8/15/21	465	539
JC Penney Co., Inc.
5.65%, 6/1/20 (f)	310	292
JC Penney Corp., Inc.
6.38%, 10/15/36	647	547
Kinross Gold Corp.
5.13%, 9/1/21 (b)	520	517
KLA-Tencor Corp.
6.90%, 5/1/18	659	754
Kraft Foods, Inc.
7.00%, 8/11/37	170	220
Lafarge SA
6.20%, 7/9/15 (b)	765	762
Lam Research Corp.
1.25%, 5/15/18 (b)	651	606
Life Technologies Corp.
6.00%, 3/1/20	605	671
Medtronic, Inc.,
Series B
1.63%, 4/15/13	563	566
Microsoft Corp.
Zero Coupon, 6/15/13 (b)(f)	534	543
Molson Coors Brewing Co.
2.50%, 7/30/13 (f)	497	525
Mosaic Co. (The)
7.63%, 12/1/16 (b)	335	351
NBC Universal Media LLC
5.15%, 4/30/20	915	1,005
News America, Inc.
4.50%, 2/15/21	340	342
Omnicom Group, Inc.
4.45%, 8/15/20	470	475
Petrobras International Finance Co.
5.75%, 1/20/20	625	655
QEP Resources, Inc.
6.88%, 3/1/21	385	404
Quest Diagnostics, Inc.
6.95%, 7/1/37	400	504

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
RadioShack Corp.
2.50%, 8/1/13 (b)	$563	$545
Sable International Finance Ltd.
7.75%, 2/15/17 (b)	1,255	1,224
SBA Telecommunications, Inc.
8.25%, 8/15/19	685	723
Symantec Corp.,
Series B
1.00%, 6/15/13 (f)	488	558
Tech Data Corp.
2.75%, 12/15/26	529	532
Teck Resources Ltd.,
4.75%, 1/15/22 (f)	380	388
6.25%, 7/15/41	435	458
Telecom Italia Capital SA,
7.00%, 6/4/18	310	311
7.18%, 6/18/19	230	231
Telefonica Europe BV
8.25%, 9/15/30	811	910
Time Warner, Inc.,
4.70%, 1/15/21	200	209
4.75%, 3/29/21	405	426
5.88%, 11/15/16	170	192
7.70%, 5/1/32	66	84
Vale Overseas Ltd.,
5.63%, 9/15/19	694	734
6.88%, 11/10/39	104	113
Verisk Analytics, Inc.
5.80%, 5/1/21	550	619
Vivendi SA
6.63%, 4/4/18 (b)	758	861
Warner Chilcott Co. LLC
7.75%, 9/15/18	800	768
Wesfarmers Ltd.
2.98%, 5/18/16 (b)	390	395
WPP Finance UK
8.00%, 9/15/14	864	978
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
7.75%, 8/15/20	350	369
		51,294
Utilities (2.6%)
Enel Finance International N.V.
5.13%, 10/7/19 (b)	655	615
Energy Transfer Partners LP
9.00%, 4/15/19	875	1,056
Enterprise Products Operating LLC
5.20%, 9/1/20	635	699
EQT Corp.
8.13%, 6/1/19	400	486
Exelon Generation Co. LLC
6.25%, 10/1/39	795	927

	Face Amount (000)	Value (000)
FirstEnergy Solutions Corp.
6.05%, 8/15/21	$869	$964
Iberdrola Finance Ireland Ltd.
5.00%, 9/11/19 (b)	1,125	1,089
NRG Energy, Inc.
8.50%, 6/15/19	665	645
Plains All American Pipeline LP/PAA Finance Corp.
6.70%, 5/15/36	614	701
PPL WEM Holdings PLC
3.90%, 5/1/16 (b)	625	656
		7,838
		104,674
Mortgages — Other (8.4%)
American Home Mortgage Investment Trust
0.41%, 12/25/46 (c)	1,669	962
Banc of America Alternative Loan Trust,
5.86%, 10/25/36 (c)	1,247	812
5.91%, 10/25/36 (c)	2,050	1,292
6.00%, 4/25/36	908	852
Banc of America Funding Corp.
0.60%, 8/25/36 (c)	841	723
Chase Mortgage Finance Corp.,
5.50%, 11/25/35	1,071	1,014
6.00%, 11/25/36	1,268	1,067
Chaseflex Trust
6.00%, 2/25/37	2,058	1,424
Countrywide Alternative Loan Trust
0.58%, 9/25/35 (c)	1,966	1,180
Countrywide Home Loan Mortgage Pass-Through Trust
0.53%, 4/25/46 (c)	2,617	810
First Horizon Alternative Mortgage Securities
6.25%, 8/25/36	1,335	941
FREMF Mortgage Trust
4.89%, 7/25/44 (b)(c)	1,115	1,018
GMAC Mortgage Corp. Loan Trust
4.25%, 7/25/40 (b)	179	179
GS Mortgage Securities Corp.
7.50%, 9/25/36 (b)(c)	1,546	1,221
JP Morgan Chase Commercial Mortgage Securities Corp.
4.17%, 8/15/46	1,100	1,123
JP Morgan Mortgage Trust,
6.00%, 6/25/37	1,033	935
6.25%, 7/25/36	1,679	1,616
Lehman Mortgage Trust,
5.50%, 11/25/35 - 2/25/36	2,943	2,676
6.50%, 9/25/37	2,249	1,778
Luminent Mortgage Trust
0.37%, 1/25/37 (c)	815	482
Structured Asset Mortgage Investments, Inc.
0.46%, 8/25/36 (c)	2,691	658

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Mortgages — Other (cont'd)
WaMu Mortgage Pass-Through Certificates,
1.01%, 5/25/47 (c)	$1,690	$1,022
1.22%, 7/25/46 (c)	2,164	1,308
		25,093
Municipal Bonds (2.0%)
Chicago Transit Authority
6.20%, 12/1/40	665	772
City of Chicago, IL, O'Hare International Airport Revenue
6.40%, 1/1/40	255	309
City of New York, NY, Series G-1
5.97%, 3/1/36	545	665
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds
6.18%, 1/1/34	877	1,031
Municipal Electric Authority of Georgia,
6.64%, 4/1/57	563	614
6.66%, 4/1/57	1,076	1,148
New York City Transitional Finance Authority
5.27%, 5/1/27	540	609
State of California, General Obligation Bonds
5.95%, 4/1/16	830	946
		6,094
Sovereign (1.4%)
Bermuda Government International Bond
5.60%, 7/20/20 (b)	775	838
Brazilian Government International Bond
6.00%, 1/17/17	1,096	1,254
Export - Import Bank of Korea
4.13%, 9/9/15	600	608
Korea Development Bank
4.38%, 8/10/15	875	895
Qatar Government International Bond
4.00%, 1/20/15 (b)	645	681
		4,276
U.S. Agency Securities (1.6%)
Federal Home Loan Mortgage Corporation
3.75%, 3/27/19 (f)	3,500	3,960
6.75%, 3/15/31	470	714
		4,674
U.S. Treasury Security (4.1%)
U.S. Treasury Bond
4.75%, 2/15/41	9,115	12,456
Total Fixed Income Securities (Cost $285,047)		282,465

	Shares	Value (000)
Short-Term Investments (6.0%)
Securities held as Collateral on Loaned Securities (1.3%)
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	3,513,831	$3,514
	Face Amount (000)
Repurchase Agreements (0.1%)
Merrill Lynch & Co., Inc., (0.10%, dated 9/30/11, due 10/3/11; proceeds $91; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 4.00% due 5/16/38; valued at $93)	$91	91
Nomura Holdings, Inc., (0.14%, dated 9/30/11, due 10/3/11; proceeds $188; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% due 7/1/26; Federal National Mortgage Association 3.00% due 1/1/26; valued at $191)	188	188
		279
Total Securities held as Collateral on Loaned Securities (Cost $3,793)		3,793
	Shares
Investment Company (4.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	13,731,710	13,732
	Face Amount (000)
U.S. Treasury Security (0.1%)
U.S. Treasury Bill
0.02%, 3/22/12 (g)(h)	$290	290
Total Short-Term Investments (Cost $17,815)		17,815
Total Investments (100.1%) (Cost $302,862) Including $3,721 of Securities Loaned (i)		300,280
Liabilities in Excess of Other Assets (-0.1%)		(400)
Net Assets (100.0%)		$299,880

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2011.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2011.

(e)  When-issued security.

(f)  All or a portion of this security was on loan at September 30, 2011.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

(g)  Rate shown is the yield to maturity at September 30, 2011.

(h)  All or a portion of the security was pledged as collateral for swap agreements.

(i)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency exchange contracts, futures contracts and swap agreements.

IO  Interest Only.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase	CLP	571,000	$1,097	10/14/11	USD	1,186	$1,186	$89
JPMorgan Chase	JPY	80,000	1,037	10/14/11	USD	1,047	1,047	10
JPMorgan Chase	USD	772	772	10/14/11	JPY	59,500	771	(1)
UBS AG	CHF	1,870	2,063	10/14/11	USD	2,378	2,378	315
UBS AG	EUR	1,286	1,722	10/14/11	USD	1,848	1,848	126
UBS AG	JPY	82,764	1,073	10/14/11	USD	1,083	1,083	10
UBS AG	SEK	4,843	705	10/14/11	USD	753	753	48
UBS AG	SEK	7,957	1,159	10/14/11	USD	1,169	1,169	10
UBS AG	SEK	3,010	439	10/14/11	USD	439	439	— @
UBS AG	SGD	1,500	1,147	10/14/11	USD	1,207	1,207	60
UBS AG	USD	1,499	1,499	10/14/11	CHF	1,278	1,410	(89)
UBS AG	USD	1,209	1,209	10/14/11	CLP	571,000	1,097	(112)
UBS AG	USD	1,174	1,174	10/14/11	EUR	840	1,125	(49)
UBS AG	USD	618	618	10/14/11	EUR	446	597	(21)
UBS AG	USD	903	903	10/14/11	JPY	68,974	895	(8)
UBS AG	USD	1,968	1,968	10/14/11	NOK	10,750	1,830	(138)
UBS AG	USD	2,008	2,008	10/14/11	SEK	12,800	1,864	(144)
UBS AG	USD	1,241	1,241	10/14/11	SGD	1,500	1,147	(94)
			$21,834				$21,846	$12

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	258	$56,813	Dec-11	$(85)
U.S. Treasury 5 yr. Note	172	21,067	Dec-11	(32)
U.S. Treasury Ultra Long Bond	16	2,538	Dec-11	236
Short:
U.S. Treasury 10 yr. Note	291	(37,857)	Dec-11	(156)
U.S. Treasury 30 yr. Bond	16	(2,282)	Dec-11	(29)
				$(66)

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreements open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America	6 Month EURIBOR	Pay	4.26%	8/18/26	EUR	14,435	$529
Bank of America	3 Month LIBOR	Receive	4.35	8/18/26		$19,325	(692)
Bank of America	6 Month EURIBOR	Receive	3.61	8/18/31	EUR	18,225	(457)
Bank of America	3 Month LIBOR	Pay	4.15	8/18/31		$23,970	745
Barclays Capital	3 Month STIBOR	Pay	2.76	7/30/12	SEK	430,907	325
Barclays Capital	3 Month STIBOR	Pay	2.30	9/12/12		202,810	25
Barclays Capital	3 Month STIBOR	Receive	2.89	7/29/13		504,834	(720)
Credit Suisse	3 Month CDOR	Pay	4.07	9/8/20	CAD	18,197	689
Goldman Sachs	3 Month CDOR	Receive	2.70	7/15/15		44,000	(913)
							$(469)

@    Value is less than $500.

CDOR  Canadian Dealer Offered Rate.

EURIBOR  Euro Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

STIBOR  Stockholm Interbank Offered Rate.

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CLP  —  Chilean Peso

EUR  —  Euro

JPY  —  Japanese Yen

NOK  —  Norwegian Krone

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

USD  —  United States Dollar

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2011. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$2,132	$—	$2,132
Agency Fixed Rate Mortgages	—	76,997	—	76,997
Asset-Backed Securities	—	11,123	—	11,123
Collateralized Mortgage Obligations — Agency Collateral Series	—	23,418	—	23,418
Commercial Mortgage Backed Securities	—	11,528	—	11,528
Corporate Bonds	—	104,674	—	104,674
Mortgages — Other	—	25,093	—	25,093
Municipal Bonds	—	6,094	—	6,094
Sovereign	—	4,276	—	4,276

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Fixed Income Securities (cont'd)
U.S. Agency Securities	$—	$4,674	$—	$4,674
U.S. Treasury Security	—	12,456	—	12,456
Total Fixed Income Securities	—	282,465	—	282,465
Short-Term Investments
Investment Company	17,246	—	—	17,246
Repurchase Agreements	—	279	—	279
U.S. Treasury Security	—	290	—	290
Total Short-Term Investments	17,246	569	—	17,815
Foreign Currency Exchange Contracts	—	668	—	668
Futures Contracts	236	—	—	236
Interest Rate Swap Agreements	—	2,313	—	2,313
Total Assets	17,482	286,015	—	303,497

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Liabilities:
Foreign Currency Exchange Contracts	$—	$(656)	$—	$(656)
Futures Contracts	(302)	—	—	(302)
Interest Rate Swap Agreements	—	(2,782)	—	(2,782)
Total Liabilities	(302)	(3,438)	—	(3,740)
Total	$17,180	$282,577	$—	$299,757

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Fair Value Measurement Information: (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Fixed Income Securities (000)
Beginning Balance	$—	@
Purchases	—
Sales	(4)
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	—	@
Realized gains (losses)	4
Ending Balance	$—
Net change in unrealized appreciation/depreciation from investments still held as of September 30, 2011	$—

@  Value is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited)

Investment Grade Fixed Income Portfolio

Performance

For the fiscal year ended September 30, 2011, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 4.05%, net of fees. The Portfolio's Class I underperformed against its benchmark the Barclays Capital U.S. Aggregate Index (the "Index"), which returned 5.26%.

Factors Affecting Performance

•  Financial markets were volatile during much of the 12-month period, with political upheaval across the Middle East at the beginning of 2011. Markets were further disrupted by the earthquake in Japan in March, as investors feared supply chain disruptions for electronics and auto components. In the summer, investors focused on the U.S. debt ceiling issue. Then, in August, one of the three major bond rating agencies, Standard & Poor's downgraded the U.S.'s credit rating from AAA to AA+. August and September were the most volatile months as concerns about the European sovereign debt crisis and a slowdown in global growth led to a dramatic sell-off in risky assets.

•  The Federal Reserve's second round of quantitative easing (QE2), an asset purchase program intended to stimulate the economy by encouraging banks to lend, ended in June. Amidst renewed weakness in economic indicators in the second half of the period, the Fed announced that it would extend the maturity of its Treasury holdings to put downward pressure on longer-term interest rates. In addition, to provide support to the mortgage market, the Fed will re-invest principal payments from its mortgage and agency holdings into mortgages instead of Treasuries.

•  Investment-grade corporate debt spreads versus Treasuries narrowed in the first half of the period. Corporate balance sheets have been strong, with near all-time highs in profit margins, cash flow generation and cash on balance sheet. However, in the third quarter of 2011, the credit market, especially the financial sector, was negatively affected by the increased risk aversion due to the European debt crisis and signs of slowing economic growth. Overall investment-grade corporate spreads ended the period almost 60 basis points wider after tightening about 40 basis points in first few months of the year.

•  The agency mortgage sector generated positive returns versus duration neutral Treasuries. The Treasury's announcement in the first quarter that it would reduce its mortgage-backed securities portfolio initially prompted a negative reaction in the market. However, the market recovered, as the Treasury planned to sell its portfolio over a 12-month period, promising not to disrupt the market. During the second quarter, the Treasury started selling leveraged agency mortgage bonds. This supply was absorbed by the market without much impact on spreads. Toward the end of the period, the sector, especially higher coupon mortgages, came under some pressure due to concerns about a government-sponsored universal refinancing program. However, we believe the sector should remain well supported given the relatively attractive yield and the Fed's plan to re-invest principal payments from their mortgage and agency holdings into mortgages.

•  The U.S. Treasury yield curve flattened during the period, with yields on 2-, 5-, 10-, and 30-year Treasuries declining by 18, 32, 59, and 77 basis points, respectively.

•  The Portfolio's overweight position in the investment-grade credit sector, particularly banking, detracted from relative performance.

•  The Portfolio's positioning in the commercial mortgage backed securities (CMBS) sector hurt performance as the sector experienced substantial spread widening in the third quarter of 2011.

•  The Portfolio's mortgage strategy helped performance. This was primarily due to an allocation to agency mortgage derivatives through interest only (IO) and inverse interest only (IIO) securities.

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit as corporate valuations relative to fundamentals have been attractive. We reduced some credit exposure a few months ago but continue to maintain an overweight to the sector.

•  Additionally, interest rate positioning contributed to performance. The Portfolio was positioned to benefit from an anticipated flattening (or, reduction

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Investment Grade Fixed Income Portfolio

in the difference of yield spreads) between the short and intermediate parts of the yield curve. We unwound the position profitably toward the end of the reporting period.

•  In terms of mortgage strategy, the Portfolio has had a position in IO and IIO securities. Prepayment speeds have been slow, which has been beneficial for this position. A number of factors, such as increased credit requirements and fees, have mitigated prepayments and presented hurdles for borrowers looking to refinance.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1) and the Lipper Intermediate Investment Grade Debt Funds Index(2)

	Period Ended September 30, 2011 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	4.05%	2.91%	3.98%	6.57%
Barclays Capital U.S. Aggregate Index	5.26	6.53	5.66	7.14
Lipper Intermediate Investment Grade Debt Funds Index	3.66	5.78	5.22	6.59
Portfolio — Class P Shares w/o sales charges(5)	3.99	2.76	—	3.74
Barclays Capital U.S. Aggregate Index	5.26	6.53	5.66	5.83
Lipper Intermediate Investment Grade Debt Funds Index	3.66	5.78	—	5.40
Portfolio — Class H Shares w/o sales charges(6)	3.89	—	—	1.26
Portfolio — Class H Shares with maximum 3.50% sales charges(6)	0.24	—	—	0.31
Barclays Capital U.S. Aggregate Index	5.26	—	—	6.34
Lipper Intermediate Investment Grade Debt Funds Index	3.66	—	—	5.72
Portfolio — Class L Shares w/o sales charges(7)	3.51	—	—	4.12
Barclays Capital U.S. Aggregate Index	5.26	—	—	7.48
Lipper Intermediate Investment Grade Debt Funds Index	3.66	—	—	7.32

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Investment Grade Fixed Income Portfolio

(2)  The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Intermediate Investment Grade Debt Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser and Distributor. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are expected to continue until such time that the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements.

(4)  Commenced operations on August 31, 1990.

(5)  Commenced operations on May 20, 2002.

(6)  Commenced operations on January 2, 2008.

(7)  Commenced operations on June 16, 2008.

(8)  For comparative purposes, average annual listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	28.7%
Other**	20.0
Finance	16.0
Industrials	13.4
Collateralized Mortgage Obligations — Agency Collateral Series	9.9
Asset-Backed Securities	7.0
Commercial Mortgage Backed Securities	5.0
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2011.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $27,339,000 and net unrealized depreciation of approximately $79,000.

2011 Annual Report

September 30, 2011

Portfolio of Investments

Investment Grade Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (95.8%)
Agency Fixed Rate Mortgages (28.9%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
5.00%, 10/1/35	$604	$651
6.00%, 2/1/32 - 10/1/38	708	780
6.50%, 7/1/25 - 3/1/32	105	119
7.50%, 5/1/16 - 5/1/35	148	166
8.00%, 8/1/32	47	56
8.50%, 8/1/31	50	60
October TBA:
4.00%, 10/25/41 (a)	500	523
Federal National Mortgage Association,
Conventional Pools:
4.50%, 8/1/40 - 8/1/41	3,869	4,112
5.00%, 3/1/39 - 3/1/41	2,121	2,306
5.50%, 8/1/35 - 2/1/38	3,823	4,177
6.00%, 10/1/31 - 7/1/37	595	654
6.50%, 6/1/26 - 2/1/39	560	628
7.00%, 10/1/28 - 6/1/32	86	99
7.50%, 8/1/37	124	145
8.00%, 2/1/12 - 4/1/33	92	108
8.50%, 10/1/32	92	108
11.25%, 8/1/13	3	3
October TBA:
4.50%, 10/25/41 (a)	440	467
Government National Mortgage Association,
October TBA:
3.50%, 10/25/41 (a)	790	826
4.00%, 10/25/41 (a)	975	1,043
Various Pools:
4.50%, 4/15/39 - 5/15/40	2,261	2,464
		19,495
Asset-Backed Securities (7.1%)
Ally Master Owner Trust
2.88%, 4/15/15 (b)	250	256
ARI Fleet Lease Trust
1.68%, 8/15/18 (b)(c)	63	63
Brazos Higher Education Authority
1.10%, 7/25/29 (c)	375	371
CarMax Auto Owner Trust
1.29%, 9/15/15	250	252
CLI Funding LLC
4.50%, 3/18/26 (b)	239	242
CVS Pass-Through Trust,
6.04%, 12/10/28	197	208
8.35%, 7/10/31 (b)	144	180
Discover Card Master Trust
0.58%, 8/15/16 (c)	325	326
Enterprise Fleet Financing LLC
1.43%, 10/20/16 (b)	213	213
Ford Credit Floorplan Master Owner Trust
2.12%, 2/15/16	200	204

	Face Amount (000)	Value (000)
FUEL Trust
4.21%, 4/15/16 (b)	$200	$199
Great America Leasing Receivables
1.69%, 2/15/14 (b)	325	327
Louisiana Public Facilities Authority
1.15%, 1/25/20 (c)	350	344
Macquarie Equipment Funding Trust
1.21%, 9/20/13 (b)	300	300
Mercedes-Benz Auto Lease Trust
1.18%, 11/15/13 (b)	400	402
MMCA Automobile Trust
1.22%, 1/15/15 (b)	250	251
North Carolina State Education Assistance Authority
1.15%, 1/26/26 (c)	250	246
Panhandle-Plains Higher Education Authority, Inc.
1.21%, 7/1/24 (c)	125	124
Residential Asset Securities Corp.
0.34%, 4/25/37 (c)	14	14
Textainer Marine Containers Ltd.
4.70%, 6/15/26 (b)	244	246
		4,768
Collateralized Mortgage Obligations — Agency Collateral Series (9.9%)
Federal Home Loan Mortgage Corporation,
2.70%, 5/25/18	375	377
3.15%, 2/25/18	250	262
3.87%, 4/25/21	350	379
IO
0.84%, 1/25/21 (c)	2,593	113
IO REMIC
5.00%, 12/15/20 - 12/15/37	1,532	212
5.72%, 6/15/41 (c)	7,239	861
5.74%, 6/15/40 (c)	882	138
5.91%, 7/15/37 (c)	732	105
6.24%, 6/15/40 (c)	2,716	520
IO STRIPS
8.00%, 1/1/28	32	7
PAC REMIC
10.00%, 6/15/20	3	3
REMIC
22.09%, 5/15/41 (c)(d)	394	435
Federal National Mortgage Association,
3.76%, 6/25/21	120	130
IO
6.16%, 9/25/20 (c)	1,981	516
IO REMIC
6.47%, 2/25/24 (c)	616	68
REMIC
6.04%, 10/25/40 (c)	166	188
7.00%, 9/25/32	190	224
9.16%, 10/25/41	254	250
Government National Mortgage Association,
IO
6.32%, 12/20/40 (c)	2,781	463

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Investment Grade Fixed Income Portfolio

	Face Amount (000)	Value (000)
Collateralized Mortgage Obligations — Agency Collateral Series (cont'd)
IO REMIC
0.85%, 8/20/58 (c)	$3,314	$108
4.50%, 6/20/39	788	128
5.00%, 2/16/41	192	40
5.22%, 6/20/41 (c)	1,183	168
5.82%, 11/16/40 (c)	1,339	270
6.02%, 10/20/37 (c)	1,044	88
6.35%, 6/20/40 (c)	918	163
6.37%, 4/16/41 (c)	1,445	290
6.44%, 4/16/41 (c)	1,028	184
		6,690
Commercial Mortgage Backed Securities (5.0%)
Citigroup Commercial Mortgage Trust (See Note G-2)
5.92%, 3/15/49 (c)	493	538
DBUBS Mortgage Trust,
4.54%, 7/10/44 (b)	425	435
5.00%, 11/10/46 (b)	300	323
5.47%, 11/10/46 (b)(c)	210	197
GS Mortgage Securities Corp. II,
5.36%, 3/10/44 (b)(c)	200	186
5.55%, 4/10/38 (c)	230	245
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.17%, 8/15/46	260	265
4.39%, 7/15/46 (b)	400	400
4.72%, 2/16/46 (b)	380	392
WF-RBS Commercial Mortgage Trust
4.87%, 2/15/44 (b)(c)	370	391
		3,372
Corporate Bonds (33.4%)
Finance (16.1%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (b)	195	199
Abbey National Treasury Services PLC
3.88%, 11/10/14 (b)	146	140
Aegon N.V.
4.63%, 12/1/15	200	205
American International Group, Inc.
6.40%, 12/15/20	225	230
Bank of America Corp.,
5.63%, 7/1/20	45	41
5.75%, 12/1/17	465	437
Barclays Bank PLC,
6.05%, 12/4/17 (b)	115	106
6.75%, 5/22/19 (e)	106	115
BBVA US Senior SAU
3.25%, 5/16/14	200	188
Bear Stearns Cos. LLC (The)
6.40%, 10/2/17	285	324
Berkshire Hathaway, Inc.
3.75%, 8/15/21	265	269
BNP Paribas SA
5.00%, 1/15/21	150	147

	Face Amount (000)	Value (000)
Boston Properties LP
5.88%, 10/15/19	$30	$33
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	70	74
7.13%, 6/15/12	230	238
Capital One Bank, USA NA
8.80%, 7/15/19	285	336
Citigroup, Inc. (See Note G-2),
6.13%, 11/21/17	390	417
8.50%, 5/22/19	76	92
Coventry Health Care, Inc.
5.45%, 6/15/21	130	141
Credit Suisse,
5.40%, 1/14/20	175	168
6.00%, 2/15/18	61	62
Dexus Diversified Trust/Dexus Office Trust
5.60%, 3/15/21 (b)(e)	125	131
Digital Realty Trust LP
5.25%, 3/15/21	200	198
Farmers Exchange Capital
7.05%, 7/15/28 (b)	425	457
Fifth Third Bancorp
3.63%, 1/25/16	80	81
General Electric Capital Corp.,
5.30%, 2/11/21	120	125
5.63%, 5/1/18	410	449
MTN
6.00%, 8/7/19	231	260
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18	550	571
7.50%, 2/15/19	120	134
Hartford Financial Services Group, Inc.
5.50%, 3/30/20	125	122
HBOS PLC
6.75%, 5/21/18 (b)	357	305
HCP, Inc.,
5.38%, 2/1/21	50	50
5.63%, 5/1/17	125	130
HSBC Holdings PLC
5.10%, 4/5/21	155	160
ING Bank N.V.
4.00%, 3/15/16 (b)	200	201
Intesa Sanpaolo SpA
6.50%, 2/24/21 (b)	110	98
JPMorgan Chase & Co.
4.95%, 3/25/20	70	74
Merrill Lynch & Co., Inc.,
MTN
6.88%, 4/25/18	67	67
MetLife, Inc.
7.72%, 2/15/19	70	86
NASDAQ OMX Group, Inc. (The)
5.55%, 1/15/20	70	70

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Investment Grade Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Nationwide Building Society
6.25%, 2/25/20 (b)	$385	$389
Nationwide Financial Services
5.38%, 3/25/21 (b)	100	98
Nordea Bank AB
4.88%, 5/13/21 (b)	200	171
Pacific LifeCorp
6.00%, 2/10/20 (b)	150	161
Platinum Underwriters Finance, Inc.,
Series B
7.50%, 6/1/17	134	146
PNC Funding Corp.
5.13%, 2/8/20	110	122
Principal Financial Group, Inc.
8.88%, 5/15/19	167	213
Prudential Financial, Inc.
7.38%, 6/15/19	100	117
Reinsurance Group of America, Inc.
6.45%, 11/15/19	136	155
Royal Bank of Scotland PLC (The)
4.88%, 3/16/15	125	122
Santander Holdings USA, Inc.
4.63%, 4/19/16	55	53
Santander US Debt SA Unipersonal
3.72%, 1/20/15 (b)	200	186
Societe Generale SA
5.20%, 4/15/21 (b)	200	174
Standard Chartered Bank
6.40%, 9/26/17 (b)	100	105
Sumitomo Mitsui Banking Corp.
2.90%, 7/22/16 (b)	200	202
UnitedHealth Group, Inc.
6.63%, 11/15/37	225	286
Ventas Realty LP/Ventas Capital Corp.
4.75%, 6/1/21	150	144
Wachovia Corp.
5.63%, 10/15/16	100	108
WEA Finance LLC
4.63%, 5/10/21 (b)	175	167
		10,850
Industrials (13.5%)
Agilent Technologies, Inc.
5.50%, 9/14/15	126	138
Air Products & Chemicals, Inc.
2.00%, 8/2/16	180	183
Albemarle Corp.
4.50%, 12/15/20	125	135
Altria Group, Inc.,
4.13%, 9/11/15	115	123
9.25%, 8/6/19	88	115
Anglo American Capital PLC
9.38%, 4/8/19 (b)	100	133

	Face Amount (000)	Value (000)
ArcelorMittal
9.85%, 6/1/19	$109	$124
AT&T, Inc.,
3.88%, 8/15/21	70	72
6.30%, 1/15/38	80	92
6.55%, 2/15/39	100	119
BAA Funding Ltd.
4.88%, 7/15/21 (b)	190	194
Barrick North America Finance LLC
4.40%, 5/30/21	110	113
BAT International Finance PLC
9.50%, 11/15/18 (b)	190	258
Bemis Co., Inc.
4.50%, 10/15/21 (f)	120	122
Best Buy Co., Inc.
3.75%, 3/15/16	180	175
Boeing Capital Corp.
2.13%, 8/15/16	175	177
Bunge Ltd. Finance Corp.
8.50%, 6/15/19	99	124
Burlington Northern Santa Fe LLC
5.65%, 5/1/17	130	150
Comcast Corp.,
5.15%, 3/1/20	110	124
5.70%, 5/15/18	32	37
Cooper US, Inc.
5.25%, 11/15/12	139	146
COX Communications, Inc.
8.38%, 3/1/39 (b)	36	50
CRH America, Inc.
6.00%, 9/30/16	150	161
Daimler Finance North America LLC,
7.30%, 1/15/12	163	166
8.50%, 1/18/31	71	101
Darden Restaurants, Inc.
6.20%, 10/15/17	235	274
DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
5.88%, 10/1/19	122	137
7.63%, 5/15/16	18	19
Fiserv, Inc.
3.13%, 6/15/16	130	132
Georgia-Pacific LLC
5.40%, 11/1/20 (b)	95	97
Gilead Sciences, Inc.
4.50%, 4/1/21	155	167
Grupo Bimbo SAB de CV
4.88%, 6/30/20 (b)	125	127
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (b)	115	134
Holcim US Finance Sarl & Cie SCS
6.00%, 12/30/19 (b)	82	87
Home Depot, Inc.
5.88%, 12/16/36	197	230
International Paper Co.
7.50%, 8/15/21	115	133

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Investment Grade Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Kinross Gold Corp.
5.13%, 9/1/21 (b)	$130	$129
KLA-Tencor Corp.
6.90%, 5/1/18	116	133
Kraft Foods, Inc.
5.38%, 2/10/20	220	249
L-3 Communications Corp.
4.75%, 7/15/20	145	150
Marathon Petroleum Corp.
5.13%, 3/1/21 (b)	75	78
Mosaic Co. (The)
7.63%, 12/1/16 (b)	65	68
NBC Universal Media LLC
5.15%, 4/30/20	150	165
News America, Inc.
4.50%, 2/15/21	85	86
Omnicom Group, Inc.
4.45%, 8/15/20	75	76
Petrobras International Finance Co.
5.75%, 1/20/20	180	189
Potash Corp. of Saskatchewan, Inc.
5.88%, 12/1/36	75	90
Quest Diagnostics, Inc.
6.95%, 7/1/37	105	132
Rio Tinto Finance USA Ltd.
9.00%, 5/1/19	35	47
Sanofi
4.00%, 3/29/21	150	163
Teck Resources Ltd.,
4.75%, 1/15/22 (e)	95	97
6.25%, 7/15/41	110	116
Telecom Italia Capital SA,
7.00%, 6/4/18	17	17
7.18%, 6/18/19	119	119
Telefonica Europe BV
8.25%, 9/15/30	184	206
Telstra Corp. Ltd.
4.80%, 10/12/21 (b)	120	126
Thermo Fisher Scientific, Inc.
3.60%, 8/15/21	180	187
Time Warner Cable, Inc.
6.75%, 6/15/39	80	92
Time Warner, Inc.,
4.75%, 3/29/21	100	105
7.70%, 5/1/32	119	151
Vale Overseas Ltd.,
5.63%, 9/15/19	116	123
6.88%, 11/10/39	21	23
Verizon Communications, Inc.,
4.60%, 4/1/21 (e)	170	188
6.35%, 4/1/19	125	151
VF Corp.
3.50%, 9/1/21	120	122

	Face Amount (000)	Value (000)
Viacom, Inc.
6.88%, 4/30/36	$126	$151
Vivendi SA
6.63%, 4/4/18 (b)	102	116
Wesfarmers Ltd.
2.98%, 5/18/16 (b)	100	101
Woolworths Ltd.
4.00%, 9/22/20 (b)	140	146
WPP Finance UK
8.00%, 9/15/14	136	154
		9,115
Utilities (3.8%)
EDF SA
4.60%, 1/27/20 (b)	90	95
Enel Finance International N.V.
5.13%, 10/7/19 (b)	300	282
Energy Transfer Partners LP
9.00%, 4/15/19	150	181
Enterprise Products Operating LLC
6.50%, 1/31/19	269	317
Exelon Generation Co. LLC
6.25%, 10/1/39	350	408
FirstEnergy Solutions Corp.
6.05%, 8/15/21	221	245
Iberdrola Finance Ireland Ltd.
5.00%, 9/11/19 (b)	175	169
Kinder Morgan Energy Partners LP
5.95%, 2/15/18	300	342
Plains All American Pipeline LP/PAA Finance Corp.
6.70%, 5/15/36	306	350
PPL WEM Holdings PLC
3.90%, 5/1/16 (b)	150	157
		2,546
		22,511
Municipal Bonds (1.8%)
Chicago Transit Authority
6.20%, 12/1/40	110	128
City of Chicago, IL
6.40%, 1/1/40	40	48
City of New York, NY, Series G-1
5.97%, 3/1/36	95	116
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds
6.18%, 1/1/34	231	272
Municipal Electric Authority of Georgia,
6.64%, 4/1/57	95	104
6.66%, 4/1/57	175	187
New York City Transitional Finance Authority
5.27%, 5/1/27	90	101
State of California, General Obligation Bonds
5.95%, 4/1/16	195	222
		1,178

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Investment Grade Fixed Income Portfolio

	Face Amount (000)	Value (000)
Sovereign (1.1%)
Bermuda Government International Bond
5.60%, 7/20/20 (b)(e)	$125	$135
Brazilian Government International Bond
6.00%, 1/17/17	289	331
Export - Import Bank of Korea
4.13%, 9/9/15	100	101
Korea Development Bank
4.38%, 8/10/15	140	143
		710
U.S. Agency Securities (4.4%)
Federal National Mortgage Association,
1.25%, 9/28/16	250	250
2.50%, 5/15/14	1,360	1,427
5.38%, 6/12/17	1,065	1,293
		2,970
U.S. Treasury Securities (4.2%)
U.S. Treasury Bonds,
3.50%, 2/15/39	1,535	1,707
4.63%, 2/15/40	550	735
U.S. Treasury Note
1.25%, 8/31/15 (e)	409	419
		2,861
Total Fixed Income Securities (Cost $61,819)		64,555
	Shares
Short-Term Investments (6.5%)
Securities held as Collateral on Loaned Securities (1.5%)
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	907,637	908
	Face Amount (000)
Repurchase Agreements (0.1%)
Merrill Lynch & Co., Inc., (0.10%, dated 9/30/11, due 10/3/11; proceeds $24; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 4.00% due 5/16/38; valued at $24)	$24	24
Nomura Holdings, Inc., (0.14%, dated 9/30/11, due 10/3/11; proceeds $48; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% due 7/1/26; Federal National Mortgage Association 3.00% due 1/1/26; valued at $49)	48	48
		72
Total Securities held as Collateral on Loaned Securities (Cost $980)		980

	Shares	Value (000)
Investment Company (4.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	3,233,071	$3,233
	Face Amount (000)
U.S. Treasury Security (0.2%)
U.S. Treasury Bill
0.02%, 3/22/12 (g)(h)	$125	125
Total Short-Term Investments (Cost $4,338)		4,338
Total Investments (102.3%) (Cost $66,157) Including $961 of Securities Loaned (i)		68,893
Liabilities in Excess of Other Assets (-2.3%)		(1,522)
Net Assets (100.0%)		$67,371

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2011.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2011.

(e)  All or a portion of this security was on loan at September 30, 2011.

(f)  When-issued security.

(g)  Rate shown is the yield to maturity at September 30, 2011.

(h)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(i)  Securities are available for collateral in connection with securities purchased on a forward commitment basis and futures contracts.

IO  Interest Only.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Investment Grade Fixed Income Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	48	$10,570	Dec-11	$(17)
U.S. Treasury 5 yr. Note	32	3,920	Dec-11	(5)
U.S. Treasury Ultra Long Bond	5	793	Dec-11	(12)
Short:
U.S. Treasury 10 yr. Note	85	(11,058)	Dec-11	(44)
U.S. Treasury 30 yr. Bond	7	(998)	Dec-11	(1)
				$(79)

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2011. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$19,495	$—	$19,495
Asset-Backed Securities	—	4,768	—	4,768
Collateralized Mortgage Obligations — Agency Collateral Series	—	6,690	—	6,690
Commercial Mortgage Backed Securities	—	3,372	—	3,372
Corporate Bonds	—	22,511	—	22,511
Municipal Bonds	—	1,178	—	1,178
Sovereign	—	710	—	710
U.S. Agency Securities	—	2,970	—	2,970
U.S. Treasury Securities	—	2,861	—	2,861
Total Fixed Income Securities	—	64,555	—	64,555

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$4,141	$—	$—	$4,141
Repurchase Agreements	—	72	—	72
U.S. Treasury Security	—	125	—	125
Total Short-Term Investments	4,141	197	—	4,338
Total Assets	4,141	64,752	—	68,893
Liabilities:
Futures Contracts	(79)	—	—	(79)
Total	$4,062	$64,752	$—	$68,814

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited)

Limited Duration Portfolio

Performance

For the fiscal year ended September 30, 2011, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 0.71%, net of fees. The Portfolio's Class I underperformed against its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index (the "Index"), which returned 1.28% and also underperformed against the Citigroup 1-3 Year Treasury/Government Sponsored Index which returned 1.21%.

Factors Affecting Performance

•  Financial markets were volatile during much of the 12-month period, with political upheaval across the Middle East at the beginning of 2011. Markets were further disrupted by the earthquake in Japan in March, as investors feared supply chain disruptions for electronics and auto components. In the summer investors focused on the U.S. debt ceiling issue. Then, in August, one of the three major bond rating agencies, Standard & Poor's, downgraded the U.S.'s credit rating from AAA to AA+. August and September were the most volatile months as concerns about the European sovereign debt crisis and a slowdown in global growth led to a dramatic sell-off in risky assets.

•  The Federal Reserve's second round of quantitative easing (QE2), an asset purchase program intended to stimulate the economy by encouraging banks to lend, ended in June. Amidst renewed weakness in economic indicators in the second half of the period, the Fed announced that it would extend the maturity of its Treasury holdings to put downward pressure on longer-term interest rates. In addition, to provide support to the mortgage market, the Fed will re-invest principal payments from its mortgage and agency holdings into mortgages instead of Treasuries.

•  Investment-grade corporate debt spreads versus Treasuries narrowed in the first half of the period. Corporate balance sheets have been strong, with near all-time highs in profit margins, cash flow generation and cash on balance sheet. However, in the third quarter of 2011, the credit market, especially the financial sector, was negatively affected by the increased risk aversion due to the European debt crisis and signs of slowing economic growth. Overall, short maturity investment-grade corporate spreads ended the period almost 65 basis points wider after tightening about 30 basis points in first few months of the period.

•  The asset-backed security (ABS) sector was relatively stable over the period. High quality ABS spreads tightened over the first few months but then stabilized.

•  The U.S. Treasury yield curve flattened during the period, with yields on 2-, 5-, 10-, and 30-year Treasuries declining by 18, 32, 59, and 77 basis points, respectively.

•  The Portfolio's overweight position in the investment-grade credit sector, particularly banking, detracted from relative performance.

•  The Portfolio benefitted from an allocation to ABS as spreads in the sector tightened over the period and the bonds provided attractive carry.

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit as corporate valuations relative to fundamentals have been attractive. We continue to maintain an overweight to the sector.

•  The Portfolio also has an allocation to short, high quality ABS. This is primarily in credit card, auto and equipment securities.

•  Additionally, interest rate positioning contributed to performance. The Portfolio was positioned to benefit from an anticipated flattening (or, reduction in the difference of yield spreads) between the short and intermediate parts of the yield curve. We unwound the position profitably towards the end of the reporting period.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Limited Duration Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Barclays Capital 1-3 Year U.S. Government/Credit Index(1), the Citigroup 1-3 Year Treasury/Government Sponsored Index(2) and the Lipper Short Investment Grade Debt Funds Index(3)

	Period Ended September 30, 2011 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(5)	0.71%	–1.79%	0.53%	3.27%
Barclays Capital 1-3 Year U.S. Government/Credit Index.	1.28	4.15	3.68	5.00
Citigroup 1-3 Year Treasury/ Government Sponsored Index	1.21	3.95	3.45	4.85
Lipper Short Investment Grade Debt Funds Index	1.26	3.37	3.06	4.53
Portfolio — Class P Shares w/o sales charges(6)	0.45	—	—	–3.48
Barclays Capital 1-3 Year U.S. Government/Credit Index.	1.28	—	—	3.78
Citigroup 1-3 Year Treasury/ Government Sponsored Index	1.21	—	—	3.49
Lipper Short Investment Grade Debt Funds Index	1.26	—	—	3.02

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in expenses.

(1)  The Barclays Capital 1-3 Year U.S. Government/Credit Index tracks the securities in the 1-3 year maturity range of the Barclays Capital U.S. Government/Credit Index which tracks investment-grade (BBB-/Baa3) or higher publicly traded fixed-rate U.S. government, U.S. agency, and corporate issues. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The benchmark for the Portfolio is changing from the Citigroup 1-3 Year Treasury/Government Sponsored Index to the Barclays Capital 1-3 Year U.S. Government/Credit Index to more accurately reflect the Portfolio's investible universe.

(2)  The Citigroup 1-3 Year Treasury/Government Sponsored Index is a fixed income market-value weighted index that includes all U.S. Treasury and U.S. agency securities with remaining maturities of at least one year and not longer than three years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Short Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Short Investment Grade Debt Funds classification.

(4)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are expected to continue until such time that the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements.

(5)  Commenced operations on March 31, 1992.

(6)  Commenced operations on September 28, 2007.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
Finance	30.4%
Asset-Backed Securities	24.2
Industrials	22.1
Other*	16.5
Non-U.S. Government — Guaranteed	6.8
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long/short futures contracts with a value of approximately $12,278,000 and net unrealized depreciation of approximately $17,000 and does not include open swap agreements with net unrealized depreciation of approximately $528,000.

2011 Annual Report

September 30, 2011

Portfolio of Investments

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (95.6%)
Agency Adjustable Rate Mortgages (0.7%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
5.46%, 1/1/38	$305	$326
Federal National Mortgage Association,
Conventional Pools:
2.43%, 5/1/35	881	928
		1,254
Agency Bond — Banking (FDIC Guaranteed) (1.4%)
FDIC Structured Sale Guaranteed Notes
Zero Coupon, 10/25/11 (a)	2,300	2,300
Agency Fixed Rate Mortgages (0.9%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
6.50%, 9/1/19 - 11/1/29	18	22
7.50%, 11/1/19	2	3
12.00%, 6/1/15	5	5
Federal National Mortgage Association,
Conventional Pools:
6.50%, 3/1/18 - 10/1/32	1,134	1,280
7.00%, 7/1/29 - 12/1/33	65	75
Government National Mortgage Association,
Various Pools:
9.00%, 11/15/16 - 12/15/16	46	51
		1,436
Asset-Backed Securities (24.2%)
Ally Master Owner Trust,
1.98%, 1/15/15 (a)(b)	275	279
2.15%, 1/15/16	700	711
2.88%, 4/15/15 (a)	650	667
American Express Credit Account Master Trust
1.48%, 3/15/17 (b)	2,325	2,399
ARI Fleet Lease Trust
1.68%, 8/15/18 (a)(b)	305	307
Bank of America Auto Trust
2.13%, 9/15/13 (a)	600	602
BMW Floorplan Master Owner Trust
1.38%, 9/15/14 (a)(b)	2,600	2,620
Capital One Multi-Asset Execution Trust
0.31%, 9/15/15 (b)	1,355	1,354
Chase Issuance Trust
1.78%, 4/15/14 (b)	1,600	1,613
Chesapeake Funding LLC
2.23%, 12/15/20 (a)(b)	483	485
Citibank Credit Card Issuance Trust (See Note G-2)
2.25%, 12/23/14	1,950	1,990
CNH Equipment Trust,
1.17%, 5/15/15	1,725	1,729
1.54%, 7/15/14	1,178	1,182
Discover Card Master Trust
1.53%, 12/15/14 (b)	3,000	3,026

	Face Amount (000)	Value (000)
Ford Credit Floorplan Master Owner Trust,
1.78%, 9/15/14 (b)	$2,600	$2,629
4.20%, 2/15/17 (a)	1,150	1,250
GE Capital Credit Card Master Note Trust
2.33%, 4/15/15 (b)	3,850	3,891
GE Equipment Midticket LLC
0.94%, 7/14/14 (a)	1,200	1,201
Harley-Davidson Motorcycle Trust,
1.16%, 2/15/15	1,825	1,833
1.74%, 9/15/13	660	662
1.87%, 2/15/14	878	881
Huntington Auto Trust
3.94%, 6/17/13 (a)	441	444
Macquarie Equipment Funding Trust
1.21%, 9/20/13 (a)	1,525	1,526
MMAF Equipment Finance LLC
2.37%, 11/15/13 (a)	995	1,000
MMCA Automobile Trust
1.39%, 1/15/14 (a)	1,330	1,333
Navistar Financial Corp. Owner Trust
1.47%, 10/18/12 (a)	567	568
Nissan Auto Lease Trust
1.12%, 12/15/13	1,625	1,633
Nissan Master Owner Trust Receivables
1.38%, 1/15/15 (a)(b)	625	631
North Carolina State Education Assistance Authority,
0.70%, 1/25/21 (b)	879	878
1.14%, 7/25/25 (b)	625	605
Panhandle-Plains Higher Education Authority, Inc.
1.21%, 7/1/24 (b)	275	272
Wheels SPV LLC
1.78%, 3/15/18 (a)(b)	413	415
		40,616
Collateralized Mortgage Obligation — Agency Collateral Series (1.4%)
Federal Home Loan Mortgage Corporation,
REMIC
7.50%, 9/15/29	1,970	2,288
Commercial Mortgage Backed Security (0.4%)
Wachovia Bank Commercial Mortgage Trust
5.50%, 7/15/41 (b)	665	716
Corporate Bonds (56.9%)
Finance (30.4%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (a)	745	762
Abbey National Treasury Services PLC,
2.88%, 4/25/14	615	580
3.88%, 11/10/14 (a)	1,850	1,778
Aflac, Inc.
3.45%, 8/15/15	325	332
American Express Co.
7.25%, 5/20/14	1,680	1,905

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
American International Group, Inc.
3.65%, 1/15/14	$745	$727
Banco Bradesco SA
4.13%, 5/16/16 (a)	660	663
Bank of America Corp.,
Series 1
3.75%, 7/12/16	2,245	2,045
Bank One Corp.
5.25%, 1/30/13	1,450	1,504
Barclays Bank PLC
2.50%, 1/23/13	1,030	1,023
BBVA Bancomer SA
4.50%, 3/10/16 (a)	955	898
BBVA US Senior SAU
3.25%, 5/16/14	700	656
BNP Paribas SA
3.60%, 2/23/16	920	906
BP Capital Markets PLC
3.88%, 3/10/15	595	631
Canadian Imperial Bank of Commerce
1.45%, 9/13/13	1,130	1,137
Capital One Financial Corp.
7.38%, 5/23/14	875	978
Cie de Financement Foncier
2.25%, 3/7/14 (a)	1,400	1,395
Citigroup, Inc. (See Note G-2)
4.59%, 12/15/15	1,385	1,423
Commonwealth Bank of Australia
2.75%, 10/15/12 (a)	2,400	2,441
Credit Suisse
5.50%, 5/1/14	840	889
Deutsche Bank AG
2.38%, 1/11/13	1,105	1,098
Fifth Third Bancorp
3.63%, 1/25/16	395	402
General Electric Capital Corp.
2.95%, 5/9/16	2,790	2,799
Genworth Life Institutional Funding Trust
5.88%, 5/3/13 (a)	865	878
Goldman Sachs Group, Inc. (The)
3.70%, 8/1/15	1,250	1,225
HCP, Inc.
2.70%, 2/1/14	575	567
HSBC Finance Corp.,
6.38%, 10/15/11	285	285
7.00%, 5/15/12	700	721
Intesa Sanpaolo SpA
3.63%, 8/12/15 (a)	550	482
Jefferies Group, Inc.
3.88%, 11/9/15	250	245
JPMorgan Chase & Co.
3.15%, 7/5/16	1,025	1,019

	Face Amount (000)	Value (000)
Macquarie Group Ltd.
7.30%, 8/1/14 (a)	$720	$780
Metropolitan Life Global Funding I
2.00%, 1/10/14 (a)	950	955
Monumental Global Funding III
5.25%, 1/15/14 (a)	1,115	1,181
National Australia Bank Ltd.
3.00%, 7/27/16 (a)	900	903
Nationwide Building Society
4.65%, 2/25/15 (a)	840	849
Nissan Motor Acceptance Corp.
3.25%, 1/30/13 (a)	90	92
Nordea Bank AB
2.50%, 11/13/12 (a)	1,135	1,144
Northern Trust Corp.
5.50%, 8/15/13	1,060	1,150
Principal Financial Group, Inc.
7.88%, 5/15/14	816	927
Prudential Financial, Inc.
4.75%, 9/17/15	930	972
Royal Bank of Scotland PLC (The),
2.63%, 5/11/12 (a)	3,230	3,272
4.88%, 3/16/15	355	348
Societe Generale SA
3.10%, 9/14/15 (a)	320	289
Standard Chartered PLC
3.85%, 4/27/15 (a)	940	964
Svenska Handelsbanken AB
2.88%, 9/14/12 (a)	1,060	1,077
TD Ameritrade Holding Corp.
2.95%, 12/1/12	1,200	1,219
UBS AG
3.88%, 1/15/15	1,140	1,136
Wells Fargo & Co.
3.68%, 6/15/16	1,350	1,406
		51,058
Industrials (22.1%)
Agilent Technologies, Inc.
4.45%, 9/14/12	1,325	1,363
Altria Group, Inc.
4.13%, 9/11/15	750	803
Anglo American Capital PLC
9.38%, 4/8/14 (a)	1,100	1,279
Anheuser-Busch InBev Worldwide, Inc.,
4.13%, 1/15/15	350	380
5.38%, 11/15/14	785	878
Applied Materials, Inc.
2.65%, 6/15/16	455	467
ArcelorMittal
9.00%, 2/15/15	610	671
AT&T, Inc.
4.95%, 1/15/13	2,510	2,630

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Bacardi Ltd.
7.45%, 4/1/14 (a)	$835	$953
Barrick Gold Corp.
1.75%, 5/30/14	660	664
Best Buy Co., Inc.
3.75%, 3/15/16	875	849
Bunge Ltd. Finance Corp.
5.35%, 4/15/14	830	876
Comcast Corp.
6.50%, 1/15/15	870	992
COX Communications, Inc.
4.63%, 6/1/13	690	726
Daimler Finance North America LLC
1.88%, 9/15/14 (a)	785	775
Danaher Corp.
1.30%, 6/23/14	255	258
Delhaize Group SA
5.88%, 2/1/14	1,025	1,117
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
4.75%, 10/1/14	695	753
Dow Chemical Co. (The)
5.90%, 2/15/15	1,105	1,221
EOG Co. of Canada
7.00%, 12/1/11 (a)	1,325	1,339
Harley-Davidson Funding Corp.
5.25%, 12/15/12 (a)	820	850
Home Depot, Inc.
5.40%, 3/1/16	630	714
Kinross Gold Corp.
3.63%, 9/1/16 (a)	740	732
Kraft Foods, Inc.
6.75%, 2/19/14	875	977
Kroger Co. (The)
7.50%, 1/15/14	725	821
Marathon Petroleum Corp.
3.50%, 3/1/16 (a)	1,070	1,104
Marriott International, Inc.
4.63%, 6/15/12	1,300	1,328
McKesson Corp.
3.25%, 3/1/16	1,070	1,129
NBC Universal Media LLC
2.10%, 4/1/14	835	848
News America, Inc.
5.30%, 12/15/14	455	495
Potash Corp. of Saskatchewan, Inc.
5.25%, 5/15/14	1,105	1,217
Quest Diagnostics, Inc.
3.20%, 4/1/16	925	961
Stryker Corp.
2.00%, 9/30/16	715	719

	Face Amount (000)	Value (000)
Telecom Italia Capital SA
5.25%, 11/15/13	$1,055	$1,032
Texas Instruments, Inc.
1.38%, 5/15/14	955	966
Time Warner Cable, Inc.
8.25%, 2/14/14	700	796
Viacom, Inc.
4.38%, 9/15/14	1,100	1,176
Vodafone Group PLC
5.00%, 12/16/13	1,060	1,144
Waste Management, Inc.
2.60%, 9/1/16	725	728
Wesfarmers Ltd.
2.98%, 5/18/16 (a)	395	400
		37,131
Utilities (4.4%)
Commonwealth Edison Co.
1.63%, 1/15/14	400	403
EDF SA
5.50%, 1/26/14 (a)	1,105	1,184
Enel Finance International N.V.
3.88%, 10/7/14 (a)	1,115	1,089
FirstEnergy Solutions Corp.
4.80%, 2/15/15	755	801
NextEra Energy Capital Holdings, Inc.
5.35%, 6/15/13	825	879
Plains All American Pipeline L.P./PAA Finance Corp.
4.25%, 9/1/12	1,140	1,172
Sempra Energy
2.00%, 3/15/14	915	925
Spectra Energy Capital LLC
5.90%, 9/15/13	965	1,034
		7,487
		95,676
Mortgage — Other (0.4%)
FDIC Structured Sale Guaranteed Notes
0.79%, 2/25/48 (a)(b)	633	635
Non-U.S. Government — Guaranteed (6.8%)
Commonwealth Bank of Australia
2.50%, 12/10/12 (a)	2,300	2,351
Swedbank AB
2.90%, 1/14/13 (a)	5,900	6,084
Westpac Securities NZ Ltd.
2.50%, 5/25/12 (a)	3,020	3,055
		11,490
U.S. Treasury Security (2.5%)
U.S. Treasury Note
2.38%, 6/30/18	3,975	4,229
Total Fixed Income Securities (Cost $159,070)		160,640

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Shares	Value (000)
Short-Term Investments (4.5%)
Investment Company (3.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	5,845,929	$5,846
	Face Amount (000)
U.S. Treasury Security (1.0%)
U.S. Treasury Bill
0.02%, 3/22/12 (c)(d)(e)	$1,675	1,675
Total Short-Term Investments (Cost $7,521)		7,521
Total Investments (100.1%) (Cost $166,591) (f)		168,161
Liabilities in Excess of Other Assets (-0.1%)		(156)
Net Assets (100.0%)		$168,005

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2011.

(c)  Rate shown is the yield to maturity at September 30, 2011.

(d)  All or a portion of the security was pledged as collateral for swap agreements.

(e)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(f)  Securities are available for collateral in connection with open futures contracts and swap agreements.

FDIC  Federal Deposit Insurance Corporation.

REMIC  Real Estate Mortgage Investment Conduit.

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 10 yr. Note	4	$520	Dec-11	$2
Short:
U.S. Treasury 5 yr. Note	96	(11,758)	Dec-11	(19)
				$(17)

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreements open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Premium Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Deutsche Bank	$4,696	3 Month LIBOR	Pay	11/15/21	$170	$743
Deutsche Bank	4,009	3 Month LIBOR	Receive	11/15/21	(280)	(1,271)
						$(528)

LIBOR  London Interbank Offered Rate.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Limited Duration Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2011. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$1,254	$—	$1,254
Agency Bond — Banking (FDIC Guaranteed)	—	2,300	—	2,300
Agency Fixed Rate Mortgages	—	1,436	—	1,436
Asset-Backed Securities	—	40,616	—	40,616
Collateralized Mortgage Obligations — Agency Collateral Series	—	2,288	—	2,288
Commercial Mortgage Backed Security	—	716	—	716
Corporate Bonds	—	95,676	—	95,676
Mortgage — Other	—	635	—	635
Non-U.S. Government — Guaranteed	—	11,490	—	11,490
U.S. Treasury Security	—	4,229	—	4,229
Total Fixed Income Securities	—	160,640	—	160,640

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$5,846	$—	$—	$5,846
U.S. Treasury Security	—	1,675	—	1,675
Total Short-Term Investments	5,846	1,675	—	7,521
Futures Contracts	2	—	—	2
Zero Coupon Swap Agreements	—	743	—	743
Total Assets	5,848	163,058	—	168,906
Liabilities:
Futures Contracts	(19)	—	—	(19)
Zero Coupon Swap Agreements	—	(1,271)	—	(1,271)
Total Liabilities	(19)	(1,271)	—	(1,290)
Total	$5,829	$161,787	$—	$167,616

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited)

Long Duration Fixed Income Portfolio

Performance

For the fiscal year ended September 30, 2011, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 11.40%, net of fees. The Portfolio's Class I underperformed against its benchmark the Barclays Capital U.S. Long Government/Credit Index (the "Index"), which returned 12.74%.

Factors Affecting Performance

•  Financial markets were volatile during much of the 12-month period, with political upheaval across the Middle East at the beginning of 2011. Markets were further disrupted by the earthquake in Japan in March, as investors feared supply chain disruptions for electronics and auto components. In the summer investors focused on the U.S. debt ceiling issue. Then, in August, one of the three major bond rating agencies, Standard & Poor's, downgraded the U.S.'s credit rating from AAA to AA+. August and September were the most volatile months as concerns about the European sovereign debt crisis and a slowdown in global growth led to a dramatic sell-off in risky assets.

•  The Federal Reserve's second round of quantitative easing (QE2), an asset purchase program intended to stimulate the economy by encouraging banks to lend, ended in June. Amidst renewed weakness in economic indicators in the second half of the period, the Fed announced that it would extend the maturity of its Treasury holdings to put downward pressure on longer-term interest rates. In addition, to provide support to the mortgage market, the Fed will re-invest principal payments from its mortgage and agency holdings into mortgages instead of Treasuries.

•  Investment-grade corporate debt spreads versus Treasuries narrowed in the first half of the period. Corporate balance sheets have been strong, with near all-time highs in profit margins, cash flow generation and cash on balance sheet. However, in the third quarter of 2011, the credit market, especially the financial sector, was negatively affected by the increased risk aversion due to the European debt crisis and signs of slowing economic growth. Overall, long maturity investment-grade corporate spreads ended the period almost 80 basis points wider after tightening about 35 basis points in first few months of the reporting period.

•  The U.S. Treasury yield curve flattened during the period, with yields on 2-, 5-, 10-, and 30-year Treasuries declining by 18, 32, 59, and 77 basis points, respectively.

•  The Portfolio's overweight position in the investment-grade credit sector, particularly banking, detracted from relative performance.

•  The Portfolio's interest-rate positioning helped offset some of the underperformance from the credit sector.

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit as corporate valuations relative to fundamentals have been attractive. We reduced some credit exposure a few months ago but continue to maintain an overweight to the sector.

•  With regard to interest rate strategy, the Portfolio was positioned to benefit from an anticipated flattening (or, reduction in the difference of yield spreads) between the short and intermediate parts of the yield curve. We unwound the position profitably towards the end of the reporting period.

*  Minimum Investment

**  Commenced operations on July 21, 2006.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon being negatively impacted by additional fees assessed to that class.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Long Duration Fixed Income Portfolio

Performance Compared to the Barclays Capital U.S. Long Government/Credit Index(1) and Lipper Corporate Debt Funds BBB-Rated Index(2)

	Period Ended September 30, 2011 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	11.40%	9.86%	—	10.47%
Barclays Capital U.S. Long Government/Credit Index	12.74	9.39	—	10.14
Lipper Corporate Debt Funds BBB-Rated Index	5.36	6.18	—	6.63
Portfolio — Class P Shares w/o sales charges(4)	11.13	9.58	—	10.19
Barclays Capital U.S. Long Government/Credit Index	12.74	9.39	—	10.14
Lipper Corporate Debt Funds BBB-Rated Index	5.36	6.18	—	6.63

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in expenses.

(1)  The Barclays Capital U.S. Long Government/Credit Index tracks the securities in the long maturity range of the Barclays Capital U.S. Government/Credit Index which tracks investment-grade (BBB-/Baa3) or higher publicly traded fixed-rate U.S. government, U.S. agency, and corporate issues. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Corporate Debt Funds BBB-Rated classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are expected to continue until such time that the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements.

(4)  Commenced operations on July 21, 2006.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	37.2%
Industrials	25.9
Finance	10.9
Utilities	9.7
Other*	9.3
Municipal Bonds	7.0
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long/short futures contracts with a value of approximately $1,441,000 and net unrealized appreciation of approximately $24,000. Also does not include open foreign currency exchange contracts with net unrealized depreciation of approximately $4,000 and open swap agreements with net unrealized depreciation of approximately $117,000.

2011 Annual Report

September 30, 2011

Portfolio of Investments

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (95.9%)
Asset-Backed Securities (0.6%)
CVS Pass-Through Trust,
6.04%, 12/10/28	$97	$102
8.35%, 7/10/31 (a)	29	36
		138
Corporate Bonds (46.2%)
Finance (10.8%)
ACE INA Holdings, Inc.
6.70%, 5/15/36	40	51
Aetna, Inc.
6.63%, 6/15/36	40	51
Aflac, Inc.
6.90%, 12/17/39	75	77
AIG SunAmerica Global Financing X
6.90%, 3/15/32 (a)	17	18
Allstate Corp. (The),
5.95%, 4/1/36	65	73
6.13%, 12/15/32	30	34
American Express Co.
8.13%, 5/20/19	45	57
Bear Stearns Cos. LLC (The)
7.25%, 2/1/18	45	53
Chubb Corp. (The)
6.50%, 5/15/38	30	37
Citigroup, Inc. (See Note G-2),
5.85%, 12/11/34	225	218
6.88%, 3/5/38	30	33
Credit Suisse USA, Inc.
7.13%, 7/15/32	50	57
Farmers Exchange Capital
7.05%, 7/15/28 (a)	100	107
General Electric Capital Corp.,
5.88%, 1/14/38	130	134
6.15%, 8/7/37	5	5
6.75%, 3/15/32	140	160
Goldman Sachs Group, Inc. (The)
6.75%, 10/1/37	290	266
Hartford Financial Services Group, Inc.
6.63%, 3/30/40	75	70
HSBC Holdings PLC
6.50%, 5/2/36	235	237
JPMorgan Chase & Co.
6.40%, 5/15/38	55	63
JPMorgan Chase Capital XXVII
7.00%, 11/1/39	55	55
Lincoln National Corp.
6.30%, 10/9/37	20	19
Merrill Lynch & Co., Inc.
7.75%, 5/14/38	175	163
MetLife, Inc.,
5.70%, 6/15/35	95	102
10.75%, 8/1/69	30	38

	Face Amount (000)	Value (000)
Principal Financial Group, Inc.
6.05%, 10/15/36	$70	$75
Protective Life Corp.
8.45%, 10/15/39	50	58
Prudential Financial, Inc.
6.63%, 12/1/37	55	60
UnitedHealth Group, Inc.,
5.80%, 3/15/36	80	93
6.88%, 2/15/38	50	66
WellPoint, Inc.,
5.95%, 12/15/34	15	18
6.38%, 6/15/37	65	79
		2,627
Industrials (25.8%)
Agrium, Inc.
7.13%, 5/23/36	55	73
Alcoa, Inc.
5.95%, 2/1/37	20	19
Altria Group, Inc.,
9.95%, 11/10/38	45	64
10.20%, 2/6/39	80	116
Anadarko Petroleum Corp.
6.20%, 3/15/40	100	104
ArcelorMittal
7.00%, 10/15/39	30	27
AT&T, Inc.,
5.35%, 9/1/40	265	278
5.55%, 8/15/41	60	65
6.30%, 1/15/38	30	34
BSKYB Finance UK PLC
6.50%, 10/15/35 (a)	50	58
Bunge Ltd. Finance Corp.
8.50%, 6/15/19	40	50
Burlington Northern Santa Fe LLC
6.15%, 5/1/37	55	68
CBS Corp.
7.88%, 7/30/30	35	44
CenturyLink, Inc., Series P
7.60%, 9/15/39	120	108
Comcast Corp.
6.95%, 8/15/37	100	120
ConAgra Foods, Inc.
8.25%, 9/15/30	80	103
Corning, Inc.
7.25%, 8/15/36	85	105
COX Communications, Inc.
8.38%, 3/1/39 (a)	20	28
CSX Corp.
6.15%, 5/1/37	60	74
Daimler Finance North America LLC
8.50%, 1/18/31	65	92

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Darden Restaurants, Inc.
6.80%, 10/15/37	$50	$61
Delhaize Group SA
5.70%, 10/1/40	85	88
Deutsche Telekom International Finance BV
8.75%, 6/15/30	85	114
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
6.35%, 3/15/40	40	45
Dr. Pepper Snapple Group, Inc.
7.45%, 5/1/38	75	104
Grupo Televisa SA
6.63%, 1/15/40	75	80
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (a)	40	47
Hess Corp.
7.13%, 3/15/33	55	70
Holcim Capital Corp. Ltd.
6.88%, 9/29/39 (a)	100	109
Home Depot, Inc.
5.88%, 12/16/36	140	164
Illinois Tool Works, Inc.
4.88%, 9/15/41 (a)	50	56
International Paper Co.
7.30%, 11/15/39	95	107
JC Penney Corp., Inc.
7.40%, 4/1/37	50	46
KLA-Tencor Corp.
6.90%, 5/1/18	45	51
Kohl's Corp.
6.88%, 12/15/37	55	70
Koninklijke KPN N.V.
8.38%, 10/1/30	25	32
Koninklijke Philips Electronics N.V.
6.88%, 3/11/38	70	91
Kraft Foods, Inc.
6.88%, 1/26/39	90	114
Kroger Co. (The)
6.90%, 4/15/38	80	104
Lorillard Tobacco Co.
8.13%, 5/1/40	45	54
Lowe's Cos., Inc.
6.65%, 9/15/37	45	58
Meccanica Holdings USA, Inc.
6.25%, 1/15/40 (a)	100	86
NBC Universal Media LLC
6.40%, 4/30/40	45	53
News America, Inc.
6.40%, 12/15/35	105	114
Petro-Canada,
5.95%, 5/15/35	55	60
6.80%, 5/15/38	100	121
Petrobras International Finance Co.
6.88%, 1/20/40	95	101

	Face Amount (000)	Value (000)
Potash Corp. of Saskatchewan, Inc.
5.88%, 12/1/36	$85	$102
Quest Diagnostics, Inc.,
5.75%, 1/30/40	30	33
6.95%, 7/1/37	80	101
Qwest Corp.
6.88%, 9/15/33	40	38
Ralcorp Holdings, Inc.
6.63%, 8/15/39	90	91
Rio Tinto Alcan, Inc.
6.13%, 12/15/33	25	29
Rio Tinto Finance USA Ltd.
7.13%, 7/15/28	40	53
Southern Copper Corp.
6.75%, 4/16/40	100	99
Talisman Energy, Inc.
6.25%, 2/1/38	45	51
Target Corp.
7.00%, 1/15/38	100	137
Telecom Italia Capital SA
7.20%, 7/18/36	105	96
Telefonica Europe BV
8.25%, 9/15/30	115	129
Teva Pharmaceutical Finance Co. LLC
6.15%, 2/1/36	25	31
Time Warner Cable, Inc.
6.55%, 5/1/37	85	95
Time Warner, Inc.
7.70%, 5/1/32	195	248
Transocean, Inc.
6.80%, 3/15/38	80	83
Union Pacific Corp.
6.25%, 5/1/34	115	145
Vale Overseas Ltd.
6.88%, 11/21/36	50	54
Valero Energy Corp.,
6.63%, 6/15/37	65	70
9.38%, 3/15/19	40	51
Verizon Communications, Inc.,
5.85%, 9/15/35	120	141
8.95%, 3/1/39	115	178
Vivendi SA
6.63%, 4/4/18 (a)	40	45
Vodafone Group PLC
6.15%, 2/27/37	45	56
Wal-Mart Stores, Inc.
6.50%, 8/15/37	35	47
Waste Management, Inc.
6.13%, 11/30/39	95	116
Williams Cos., Inc. (The)
7.75%, 6/15/31	63	76
Xerox Corp.
5.63%, 12/15/19	20	22
		6,247

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Utilities (9.6%)
Columbus Southern Power Co.
6.60%, 3/1/33	$30	$39
Constellation Energy Group, Inc.
7.60%, 4/1/32	75	91
Detroit Edison Co. (The)
6.35%, 10/15/32	60	77
E.ON International Finance BV
6.65%, 4/30/38 (a)	25	31
EDF SA
5.60%, 1/27/40 (a)	30	32
Enbridge Energy Partners LP
7.50%, 4/15/38	50	63
Enel Finance International N.V.
6.00%, 10/7/39 (a)	100	85
Energy Transfer Partners LP,
7.50%, 7/1/38	60	65
9.00%, 4/15/19	40	48
Entergy Louisiana LLC
5.40%, 11/1/24	50	57
Enterprise Products Operating LLC
6.65%, 10/15/34	30	35
Exelon Generation Co. LLC
6.25%, 10/1/39	175	204
FirstEnergy Solutions Corp.
6.80%, 8/15/39	180	197
Kinder Morgan Energy Partners LP,
6.50%, 2/1/37	65	70
6.95%, 1/15/38	85	95
7.30%, 8/15/33	5	6
Nevada Power Co.
6.65%, 4/1/36	125	166
Nisource Finance Corp.
6.13%, 3/1/22	85	97
Ohio Edison Co.
6.88%, 7/15/36	65	81
Ohio Power Co.
6.60%, 2/15/33	110	141
Oncor Electric Delivery Co. LLC
7.50%, 9/1/38	25	36
Oneok Partners LP
6.85%, 10/15/37	75	90
Plains All American Pipeline LP/PAA Finance Corp.,
6.65%, 1/15/37	40	44
6.70%, 5/15/36	75	86
PPL Electric Utilities Corp.
6.45%, 8/15/37	30	41
Sempra Energy
6.00%, 10/15/39	125	152
Spectra Energy Capital LLC
7.50%, 9/15/38	45	59
Tennessee Gas Pipeline Co.
7.00%, 10/15/28	125	147
		2,335
		11,209

	Face Amount (000)	Value (000)
Municipal Bonds (6.9%)
American Municipal Power, Inc.
6.05%, 2/15/43	$55	$64
Bay Area Toll Authority
6.26%, 4/1/49	90	117
Chicago Board of Education
6.14%, 12/1/39	50	56
Chicago Transit Authority
6.20%, 12/1/40	85	99
City of New York, NY, Series G-1
5.97%, 3/1/36	40	49
County of Clark N.V.
6.82%, 7/1/45	105	133
County of Cook
6.23%, 11/15/34	45	53
District of Columbia
5.59%, 12/1/34	65	79
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds
6.18%, 1/1/34	70	82
Indianapolis Local Public Improvement Bond Bank
6.12%, 1/15/40	35	45
Los Angeles Unified School District
6.76%, 7/1/34	45	57
Metropolitan Transportation Authority
6.67%, 11/15/39	70	88
Municipal Electric Authority of Georgia,
6.64%, 4/1/57	65	71
6.66%, 4/1/57	25	27
New Jersey Transportation Trust Fund Authority
6.56%, 12/15/40	35	44
New York City Municipal Water Finance Authority
5.72%, 6/15/42	30	37
New York City Transitional Finance Authority
5.27%, 5/1/27	40	45
North Texas Tollway Authority
6.72%, 1/1/49	90	115
San Diego County Water Authority
6.14%, 5/1/49	25	32
San Francisco City & County Public Utilities Commission
6.00%, 11/1/40	55	65
State of California, General Obligation Bonds
7.55%, 4/1/39	160	199
State of Illinois
6.63%, 2/1/35	50	53
State of Washington
5.09%, 8/1/33	65	73
		1,683

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Sovereign (2.7%)
Brazilian Government International Bond
8.25%, 1/20/34	$210	$296
Mexico Government International Bond
6.05%, 1/11/40	165	187
Panama Government International Bond
9.38%, 4/1/29	43	65
Peruvian Government International Bond
8.75%, 11/21/33	35	50
Republic of Italy
5.38%, 6/15/33	55	51
		649
U.S. Agency Security (2.6%)
Federal Home Loan Mortgage Corporation
6.75%, 3/15/31	417	633
U.S. Treasury Securities (36.9%)
U.S. Treasury Bonds,
3.50%, 2/15/39	2,060	2,291
3.88%, 8/15/40	1,620	1,925
4.25%, 11/15/40	1,500	1,897
4.75%, 2/15/41	240	328
5.50%, 8/15/28	1,305	1,823
6.75%, 8/15/26	450	690
		8,954
Total Fixed Income Securities (Cost $19,698)		23,266

	Shares	Value (000)
Short-Term Investments (3.4%)
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	635,581	$636
	Face Amount (000)
U.S. Treasury Security (0.8%)
U.S. Treasury Bill
0.02%, 3/22/12 (b)(c)	$180	180
Total Short-Term Investments (Cost $816)		816
Total Investments (99.3%) (Cost $20,514) (d)		24,082
Other Assets in Excess of Liabilities (0.7%)		172
Net Assets (100.0%)		$24,254

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Rate shown is the yield to maturity at September 30, 2011.

(c)  All or a portion of the security was pledged as collateral for swap agreements.

(d)  Securities are available for collateral in connection with open foreign currency exchange contracts, futures contracts and swap agreements.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JP Morgan Chase	CLP	39,000	$75	10/14/11	USD	81	$81	$6
UBS AG	SGD	102	78	10/14/11	USD	82	82	4
UBS AG	USD	83	83	10/14/11	CLP	39,000	75	(8)
UBS AG	USD	84	84	10/14/11	SGD	102	78	(6)
			$320				$316	$(4)

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 10 yr. Note	5	$650	Dec-11	$(2)
U.S. Treasury 30 yr. Bond	4	571	Dec-11	26
Short:
U.S. Treasury 2 yr. Note	1	(220)	Dec-11	—	@
				$24

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Long Duration Fixed Income Portfolio

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreements open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America	6 Month EURIBOR	Pay	4.26%	8/18/26	EUR	1,090	$40
Bank of America	3 Month LIBOR	Receive	4.35	8/18/26		$1,460	(52)
Bank of America	6 Month EURIBOR	Receive	3.61	8/18/31	EUR	1,375	(34)
Bank of America	3 Month LIBOR	Pay	4.15	8/18/31		$1,810	56
Barclays Capital	3 Month STIBOR	Pay	2.76	7/30/12	SEK	30,824	23
Barclays Capital	3 Month STIBOR	Pay	2.30	9/12/12		16,440	2
Barclays Capital	3 Month STIBOR	Receive	2.89	7/29/13		36,086	(51)
Credit Suisse	3 Month CDOR	Pay	4.07	9/8/20	CAD	1,115	42
Goldman Sachs	3 Month CDOR	Receive	2.70	7/15/15		2,740	(57)
							$(31)

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreements open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Premium Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Capital	$609	3 Month LIBOR	Receive	11/15/19	$(44)	$(184)
Barclays Capital	722	3 Month LIBOR	Pay	11/15/19	25	98
						$(86)

@    Value is less than $500.

CDOR  Canadian Dealer Offered Rate.

EURIBOR  Euro Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

STIBOR  Stockholm Interbank Offered Rate.

CAD  Canadian Dollar

CLP  Chilean Peso

EUR  Euro

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Long Duration Fixed Income Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2011. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Asset-Backed Securities	$—	$138	$—	$138
Corporate Bonds	—	11,209	—	11,209
Municipal Bonds	—	1,683	—	1,683
Sovereign	—	649	—	649
U.S. Agency Security	—	633	—	633
U.S. Treasury Securities	—	8,954	—	8,954
Total Fixed Income Securities	—	23,266	—	23,266
Short-Term Investments
Investment Company	636	—	—	636
U.S. Treasury Security	—	180	—	180
Total Short-Term Investments	636	180	—	816
Foreign Currency Exchange Contracts	—	10	—	10
Futures Contracts	26	—	—	26
Interest Rate Swap Agreements	—	163	—	163
Zero Coupon Swap Agreements	—	98	—	98
Total Assets	662	23,717	—	24,379

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Liabilities:
Foreign Currency Exchange Contracts	$—	$(14)	$—	$(14)
Futures Contracts	(2)	—	—	(2)
Interest Rate Swap Agreements	—	(194)	—	(194)
Zero Coupon Swap Agreements	—	(184)	—	(184)
Total Liabilities	(2)	(392)	—	(394)
Total	$660	$23,325	$—	$23,985

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Assets and Liabilities

	Balanced Portfolio (000)	Mid Cap Growth Portfolio (000)	Core Fixed Income Portfolio (000)	Core Plus Fixed Income Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$42,263	$6,091,402	$60,526	$282,077
Investments in Securities of Affiliated Issuers, at Cost	4,619	280,754	3,503	20,785
Total Investments in Securities, at Cost	46,882	6,372,156	64,029	302,862
Foreign Currency, at Cost	25	—	—	1
Investments in Securities of Unaffiliated Issuers, at Value(1)	39,849	6,129,335	62,467	279,516
Investments in Securities of Affiliated Issuers, at Value	4,500	280,754	3,536	20,764
Total Investments in Securities, at Value(1)	44,349	6,410,089	66,003	300,280
Foreign Currency, at Value	19	—	—	1
Receivable for Investments Sold	202	23,662	3,146	7,645
Receivable for Portfolio Shares Sold	2	18,291	26	3,452
Dividends Receivable	28	3,963	—	—
Interest Receivable	144	—	494	2,653
Unrealized Appreciation on Swap Agreements	143	—	233	2,313
Unrealized Appreciation on Foreign Currency Exchange Contracts	203	—	—	668
Tax Reclaim Receivable	2	694	2	11
Receivable for Variation Margin	214	—	—	229
Receivable from Affiliates	3	21	10	53
Premium Paid on Open Swap Agreements	—	—	59	—
Due from Adviser	—	—	6	—
Other Assets	7	169	7	12
Total Assets	45,316	6,456,889	69,986	317,317
Liabilities:
Collateral on Securities Loaned, at Value	1,886	—	516	3,793
Payable for Investments Purchased	990	47,306	4,746	8,654
Payable for Investment Advisory Fees	50	9,129	—	278
Payable for Portfolio Shares Redeemed	13	3,467	130	203
Unrealized Depreciation on Swap Agreements	168	—	439	2,782
Payable for Sub Transfer Agency Fees	11	2,906	72	90
Unrealized Depreciation on Foreign Currency Exchange Contracts	75	—	—	656
Due to Broker	—	—	—	720
Payable for Shareholder Servicing Fees — Class P	4	589	— @	1
Payable for Administration Fees	3	459	4	20
Payable for Trustees' Fees and Expenses	9	102	6	104
Payable for Professional Fees	31	78	30	54
Premium Received on Open Swap Agreements	—	—	105	—
Payable for Custodian Fees	22	24	6	26
Payable for Transfer Agent Fees	1	9	1	2
Payable for Variation Margin	—	—	11	—
Other Liabilities	4	284	10	54
Total Liabilities	3,267	64,353	6,076	17,437
Net Assets	$42,049	$6,392,536	$63,910	$299,880
Net Assets Consist Of:
Paid-in-Capital	$50,573	$6,040,800	$100,688	$781,269
Undistributed (Distributions in Excess of) Net Investment Income	328	(908)	976	6,415
Accumulated Net Realized Gain (Loss)	(6,344)	314,715	(39,451)	(484,700)
Unrealized Appreciation (Depreciation) on:
Investments	(2,414)	37,933	1,941	(2,561)
Investments in Affiliates	(119)	—	33	(21)
Futures Contracts	(72)	—	(71)	(66)
Swap Agreements	(25)	—	(206)	(469)
Foreign Currency Exchange Contracts	128	—	—	12
Foreign Currency Translations	(6)	(4)	—	1
Net Assets	$42,049	$6,392,536	$63,910	$299,880

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Assets and Liabilities (cont'd)

	Balanced Portfolio (000)	Mid Cap Growth Portfolio (000)	Core Fixed Income Portfolio (000)	Core Plus Fixed Income Portfolio (000)
CLASS I:
Net Assets	$25,192	$3,797,139	$63,866	$295,226
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	2,015,139	112,832,923	6,333,879	29,748,572
Net Asset Value, Offering and Redemption Price Per Share	$12.50	$33.65	$10.08	$9.92
CLASS P:
Net Assets	$16,857	$2,595,397	$44	$4,654
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	1,352,060	79,726,365	4,333	468,466
Net Asset Value, Offering and Redemption Price Per Share	$12.47	$32.55	$10.14	$9.94
(1) Including: Securities on Loan, at Value:	$2,122	$—	$509	$3,721

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Assets and Liabilities

	Investment Grade Fixed Income Portfolio (000)		Limited Duration Portfolio (000)	Long Duration Fixed Income Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$61,144		$157,368	$19,626
Investments in Securities of Affiliated Issuers, at Cost	5,013		9,223	888
Total Investments in Securities, at Cost	66,157		166,591	20,514
Foreign Currency, at Cost	—		—	—	@
Investments in Securities of Unaffiliated Issuers, at Value(1)	63,705		158,902	23,195
Investments in Securities of Affiliated Issuers, at Value	5,188		9,259	887
Total Investments in Securities, at Value(1)	68,893		168,161	24,082
Foreign Currency, at Value	—		—	—	@
Cash	—		16	—
Receivable for Investments Sold	2,052		—	—
Interest Receivable	577		1,162	276
Unrealized Appreciation on Swap Agreements	—		743	261
Premium Paid on Open Swap Agreements	—		170	25
Receivable from Affiliates	14		31	4
Receivable for Variation Margin	—		3	38
Due from Adviser	—		—	23
Receivable for Portfolio Shares Sold	—		13	—
Unrealized Appreciation on Foreign Currency Exchange Contracts	—		—	10
Tax Reclaim Receivable	1		3	—	@
Other Assets	3		11	11
Total Assets	71,540		170,313	24,730
Liabilities:
Collateral on Securities Loaned, at Value	980		—	—
Payable for Investments Purchased	2,963		—	—
Unrealized Depreciation on Swap Agreements	—		1,271	378
Payable for Portfolio Shares Redeemed	49		397	—
Premium Received on Open Swap Agreements	—		280	44
Payable for Investment Advisory Fees	68		131	—
Payable for Sub Transfer Agency Fees	31		146	—
Payable for Professional Fees	29		23	29
Payable for Trustees' Fees and Expenses	16		8	—	@
Payable for Administration Fees	5		11	2
Unrealized Depreciation on Foreign Currency Exchange Contracts	—		—	14
Payable for Custodian Fees	6		5	2
Payable for Variation Margin	5		—	—
Payable for Transfer Agent Fees	1		1	—	@
Payable for Shareholder Servicing Fees — Class P	—	@	— @	—	@
Payable for Shareholder Servicing Fees — Class H	—	@	—	—
Payable for Distribution and Shareholder Servicing Fees — Class L	2		—	—
Other Liabilities	14		35	7
Total Liabilities	4,169		2,308	476
Net Assets	$67,371		$168,005	$24,254
Net Assets Consist Of:
Paid-in-Capital	$126,499		$424,823	$20,236
Undistributed Net Investment Income	916		822	338
Accumulated Net Realized Gain (Loss)	(62,701)		(258,665)	210
Unrealized Appreciation (Depreciation) on:
Investments	2,561		1,534	3,569
Investments in Affiliates	175		36	(1)
Futures Contracts	(79)		(17)	24
Swap Agreements	—		(528)	(117)
Foreign Currency Exchange Contracts	—		—	(4)
Foreign Currency Translations	—		—	(1)
Net Assets	$67,371		$168,005	$24,254

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Assets and Liabilities (cont'd)

	Investment Grade Fixed Income Portfolio (000)	Limited Duration Portfolio (000)	Long Duration Fixed Income Portfolio (000)
CLASS I:
Net Assets	$62,410	$167,811	$23,660
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	6,074,315	21,763,293	1,989,114
Net Asset Value, Offering and Redemption Price Per Share	$10.27	$7.71	$11.89
CLASS P:
Net Assets	$408	$194	$594
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	39,713	25,099	50,000
Net Asset Value, Offering and Redemption Price Per Share	$10.27	$7.71	$11.88
CLASS H:
Net Assets	$473	$—	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	46,025	—	—
Net Asset Value, Redemption Price Per Share	$10.27	$—	$—
Maximum Sales Load	3.50%	—	—
Maximum Sales Charge	$0.37	$—	$—
Maximum Offering Price Per Share	$10.64	$—	$—
CLASS L:
Net Assets	$4,080	$—	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	397,506	—	—
Net Asset Value, Offering and Redemption Price Per Share	$10.26	$—	$—
(1) Including: Securities on Loan, at Value:	$961	$—	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Operations

	Balanced Portfolio (000)	Mid Cap Growth Portfolio (000)	Core Fixed Income Portfolio (000)	Core Plus Fixed Income Portfolio (000)
Investment Income:
Dividends from Securities of Affiliated Issuers	$7	$532	$2	$20
Dividends from Securities of Unaffiliated Issuers	480	54,547	—	—
Interest from Securities of Unaffiliated Issuers	727	—	2,645	16,388
Interest from Securities of Affiliated Issuers	17	—	55	248
Income from Securities Loaned — Net	12	—	16	31
Less: Foreign Taxes Withheld	(— @)	(1,917)	(— @)	(8)
Total Investment Income	1,243	53,162	2,718	16,679
Expenses:
Investment Advisory Fees (Note B)	211	34,802	259	1,378
Sub Transfer Agency Fees	19	6,135	154	229
Administration Fees (Note C)	37	5,568	55	294
Custodian Fees (Note F)	141	458	50	180
Shareholder Reporting Fees	13	709	11	31
Professional Fees	63	261	61	101
Registration Fees	27	162	30	38
Trustees' Fees and Expenses	2	180	3	13
Transfer Agency Fees (Note E)	19	136	8	25
Pricing Fees	67	6	35	61
Shareholder Servicing Fees — Investment Class (Note D)	4	—	—	7
Shareholder Servicing Fees — Class P (Note D)	45	7,370	— @	14
Other Expenses	13	173	16	59
Total Expenses	661	55,960	682	2,430
Voluntary Waiver of Investment Advisory Fees (Note B)	—	—	(259)	—
Expenses Reimbursed by Advisor (Note B)	—	—	(77)	—
Rebate from Morgan Stanley Affiliate (Note G-2)	(7)	(456)	(2)	(18)
Net Expenses	654	55,504	344	2,412
Net Investment Income (Loss)	589	(2,342)	2,374	14,267
Realized Gain (Loss):
Investments Sold	4,187	659,245	2,645	23,224
Investments in Affiliates	28	—	269	1,698
Foreign Currency Exchange Contracts	23	—	—	(325)
Foreign Currency Transactions	8	(432)	—	8
Futures Contracts	207	—	38	1,802
Swap Agreements	(138)	—	(1,075)	(5,460)
Net Realized Gain	4,315	658,813	1,877	20,947
Change in Unrealized Appreciation (Depreciation):
Investments	(4,148)	(763,733)	(2,102)	(26,379)
Investments in Affiliates	(165)	—	(269)	(1,858)
Foreign Currency Exchange Contracts	132	—	—	12
Foreign Currency Translations	(9)	(7)	—	1
Futures Contracts	(144)	—	(96)	(334)
Swap Agreements	106	—	1,044	5,391
Net Change in Unrealized Appreciation (Depreciation)	(4,228)	(763,740)	(1,423)	(23,167)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	87	(104,927)	454	(2,220)
Net Increase (Decrease) in Net Assets Resulting from Operations	$676	$(107,269)	$2,828	$12,047

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Operations

	Investment Grade Fixed Income Portfolio (000)	Limited Duration Portfolio (000)	Long Duration Fixed Income Portfolio (000)
Investment Income:
Dividends from Securities of Affiliated Issuers	$3	$4	$1
Interest from Securities of Unaffiliated Issuers	3,034	4,990	1,287
Interest from Securities of Affiliated Issuers	95	111	17
Income from Securities Loaned — Net	17	—	—
Less: Foreign Taxes Withheld	(2)	(2)	—
Total Investment Income	3,147	5,103	1,305
Expenses:
Investment Advisory Fees (Note B)	290	564	94
Administration Fees (Note C)	62	150	20
Sub Transfer Agency Fees	20	190	—
Professional Fees	60	56	59
Custodian Fees (Note F)	56	47	34
Registration Fees	58	23	21
Pricing Fees	35	26	37
Transfer Agency Fees (Note E)	15	11	6
Shareholder Reporting Fees	— @	30	— @
Trustees' Fees and Expenses	2	7	2
Shareholder Servicing Fees — Class P (Note D)	1	— @	1
Shareholder Servicing Fees — Class H (Note D)	1	—	—
Distribution and Shareholder Servicing Fees — Class L (Note D)	23	—	—
Other Expenses	19	15	8
Total Expenses	642	1,119	282
Voluntary Waiver of Investment Advisory Fees (Note B)	—	—	(94)
Expenses Reimbursed by Advisor (Note B)	—	—	(61)
Voluntary Waiver of Shareholder Servicing Fees — Class P (Note D)	(— @)	—	—
Rebate from Morgan Stanley Affiliate (Note G-2)	(3)	(3)	(1)
Net Expenses	639	1,116	126
Net Investment Income	2,508	3,987	1,179
Realized Gain (Loss):
Investments Sold	3,198	3,096	673
Investments in Affiliates	346	74	31
Foreign Currency Exchange Contracts	—	—	(1)
Foreign Currency Transactions	—	—	(— @)
Futures Contracts	(184)	(298)	(9)
Swap Agreements	(1,266)	(3,029)	(244)
Net Realized Gain (Loss)	2,094	(157)	450
Change in Unrealized Appreciation (Depreciation):
Investments	(2,317)	(4,972)	(22)
Investments in Affiliates	(351)	(97)	(39)
Foreign Currency Exchange Contracts	—	—	(4)
Foreign Currency Translations	—	—	(1)
Futures Contracts	(89)	(56)	34
Swap Agreements	1,117	2,687	258
Net Change in Unrealized Appreciation (Depreciation)	(1,640)	(2,438)	226
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	454	(2,595)	676
Net Increase in Net Assets Resulting from Operations	$2,962	$1,392	$1,855

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Changes in Net Assets

	Balanced Portfolio		Mid Cap Growth Portfolio
	Year Ended September 30, 2011 (000)	Year Ended September 30, 2010 (000)	Year Ended September 30, 2011 (000)	Year Ended September 30, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$589	$815	$(2,342)	$11,374
Net Realized Gain (Loss)	4,315	(2,288)	658,813	188,204
Net Change in Unrealized Appreciation (Depreciation)	(4,228)	6,588	(763,740)	777,428
Net Increase (Decrease) in Net Assets Resulting from Operations	676	5,115	(107,269)	977,006
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(410)	(537)	(9,653)	(492)
Investment Class:
Net Investment Income	(41)*	(85)	—	—
Class P:
Net Investment Income	(234)	(296)	(2,780)	—
Total Distributions	(685)	(918)	(12,433)	(492)
Capital Share Transactions:(1)
Class I:
Subscribed	1,198	481	1,490,614	889,304
Distributions Reinvested	406	537	8,865	472
Conversion from Investment Class	5,798	—	—	—
Redeemed	(4,609)	(26,425)	(614,738)	(420,200)
Investment Class:
Subscribed	168 *	294	—	—
Distributions Reinvested	41 *	85	—	—
Conversion to Class I	(5,798)	—	—	—
Redeemed	(73)*	(105)	—	—
Class P:
Subscribed	1,375	1,623	1,017,179	1,024,930
Distributions Reinvested	234	295	2,751	—
Redeemed	(1,852)	(4,318)	(869,991)	(566,573)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(3,112)	(27,533)	1,034,680	927,933
Total Increase (Decrease) in Net Assets	(3,121)	(23,336)	914,978	1,904,447
Net Assets:
Beginning of Period	45,170	68,506	5,477,558	3,573,111
End of Period	$42,049	$45,170	$6,392,536	$5,477,558
Undistributed (Distribution in Excess of) Net Investment Income Included in End of Period Net Assets	$328	$353	$(908)	$10,899
(1) Capital Share Transactions:
Class I:
Shares Subscribed	92	40	38,900	29,554
Shares Issued on Distributions Reinvested	30	45	238	17
Conversion from Investment Class	432	—	—	—
Shares Redeemed	(348)	(2,184)	(16,008)	(14,261)
Net Increase (Decrease) in Class I Shares Outstanding	206	(2,099)	23,130	15,310
Investment Class:
Shares Subscribed	13 *	25	—	—
Shares Issued on Distributions Reinvested	3 *	7	—	—
Conversion to Class I	(433)	—	—	—
Shares Redeemed	(5)*	(8)	—	—
Net Increase (Decrease) in Investment Class Shares Outstanding	(422)	24	—	—
Class P:
Shares Subscribed	104	134	27,862	35,479
Shares Issued on Distributions Reinvested	18	25	76	—
Shares Redeemed	(141)	(360)	(24,055)	(19,574)
Net Increase (Decrease) in Class P Shares Outstanding	(19)	(201)	3,883	15,905

*  For the period October 1, 2010 through March 22, 2011.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Changes in Net Assets

	Core Fixed Income Portfolio		Core Plus Fixed Income Portfolio
	Year Ended September 30, 2011 (000)	Year Ended September 30, 2010 (000)	Year Ended September 30, 2011 (000)	Year Ended September 30, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,374	$2,982	$14,267	$29,105
Net Realized Gain	1,877	3,011	20,947	37,667
Net Change in Unrealized Appreciation (Depreciation)	(1,423)	754	(23,167)	5,313
Net Increase in Net Assets Resulting from Operations	2,828	6,747	12,047	72,085
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,131)	(2,890)	(15,254)	(26,942)
Investment Class:
Net Investment Income	—	—	(898)*	(3,836)
Class P:
Net Investment Income	(4)	(6)	(206)	(197)
Total Distributions	(2,135)	(2,896)	(16,358)	(30,975)
Capital Share Transactions:(1)
Class I:
Subscribed	2,966	5,258	42,742	124,974
Distributions Reinvested	2,131	2,881	15,228	26,764
Conversion from Investment Class	—	—	94	—
Redeemed	(17,577)	(30,097)	(193,906)	(549,999)
Investment Class:
Subscribed	—	—	—	26
Conversion to Class I	—	—	(94)	—
Redeemed	—	—	(92,182)*	(27,291)
Class P:
Subscribed	6	—	1,120	779
Distributions Reinvested	4	6	206	196
Redeemed	(173)	(21)	(2,394)	(2,028)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(12,643)	(21,973)	(229,186)	(426,579)
Total Decrease in Net Assets	(11,950)	(18,122)	(233,497)	(385,469)
Net Assets:
Beginning of Period	75,860	93,982	533,377	918,846
End of Period	$63,910	$75,860	$299,880	$533,377
Undistributed Net Investment Income Included in End of Period Net Assets	$976	$528	$6,415	$5,908
(1) Capital Share Transactions:
Class I:
Shares Subscribed	302	548	4,346	13,192
Shares Issued on Distributions Reinvested	217	303	1,559	2,836
Conversion from Investment Class	—	—	10	—
Shares Redeemed	(1,778)	(3,142)	(19,801)	(57,130)
Net Decrease in Class I Shares Outstanding	(1,259)	(2,291)	(13,886)	(41,102)
Investment Class:
Shares Subscribed	—	—	—	— @@
Conversion to Class I	—	—	(9)	—
Shares Redeemed	—	—	(9,331)*	(2,839)
Net Decrease in Investment Class Shares Outstanding	—	—	(9,340)	(2,839)
Class P:
Shares Subscribed	1	—	114	80
Shares Issued on Distributions Reinvested	— @@	1	21	21
Shares Redeemed	(18)	(2)	(242)	(212)
Net Decrease in Class P Shares Outstanding	(17)	(1)	(107)	(111)

*  For the period October 1, 2010 through March 14, 2011.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Changes in Net Assets

	Investment Grade Fixed Income Portfolio		Limited Duration Portfolio
	Year Ended September 30, 2011 (000)	Year Ended September 30, 2010 (000)	Year Ended September 30, 2011 (000)	Year Ended September 30, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,508	$3,231	$3,987	$5,691
Net Realized Gain (loss)	2,094	4,355	(157)	4,599
Net Change in Unrealized Appreciation (Depreciation)	(1,640)	232	(2,438)	(1,698)
Net Increase in Net Assets Resulting from Operations	2,962	7,818	1,392	8,592
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,195)	(3,953)	(3,268)	(5,286)
Paid-in-Capital	—	—	—	(161)
Class P:
Net Investment Income	(14)	(24)	(2)	(2)
Paid-in-Capital	—	—	—	(— @)
Class H:
Net Investment Income	(5)	(6)	—	—
Class L:
Net Investment Income	(119)	(200)	—	—
Total Distributions	(2,333)	(4,183)	(3,270)	(5,449)
Capital Share Transactions:(1)
Class I:
Subscribed	4,447	6,110	11,161	13,427
Distributions Reinvested	2,100	3,815	3,267	5,446
Redeemed	(24,083)	(74,847)	(53,349)	(76,202)
Class P:
Subscribed	10	— @	250	—
Distributions Reinvested	14	23	2	2
Redeemed	(207)	(69)	(108)	(119)
Class H:
Subscribed	301	— @	—	—
Distributions Reinvested	2	3	—	—
Redeemed	(1)	(2)	—	—
Class L:
Subscribed	266	1,986	—	—
Distributions Reinvested	115	194	—	—
Redeemed	(1,827)	(2,065)	—	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(18,863)	(64,852)	(38,777)	(57,446)
Total Decrease in Net Assets	(18,234)	(61,217)	(40,655)	(54,303)
Net Assets:
Beginning of Period	85,605	146,822	208,660	262,963
End of Period	$67,371	$85,605	$168,005	$208,660
Undistributed (Distribution in Excess of) Net Investment Income Included in End of Period Net Assets	$916	$527	$822	$(13)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Changes in Net Assets (cont'd)

	Investment Grade Fixed Income Portfolio			Limited Duration Portfolio
	Year Ended September 30, 2011 (000)	Year Ended September 30, 2010 (000)		Year Ended September 30, 2011 (000)	Year Ended September 30, 2010 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	443	622		1,439	1,742
Shares Issued on Distributions Reinvested	210	392		421	708
Shares Redeemed	(2,383)	(7,658)		(6,875)	(9,893)
Net Decrease in Class I Shares Outstanding	(1,730)	(6,644)		(5,015)	(7,443)
Class P:
Shares Subscribed	1	—	@@	32	—
Shares Issued on Distributions Reinvested	1	2		— @@	— @@
Shares Redeemed	(20)	(7)		(14)	(16)
Net Increase (Decrease) in Class P Shares Outstanding	(18)	(5)		18	(16)
Class H:
Shares Subscribed	29	—	@@	—	—
Shares Issued on Distributions Reinvested	— @@	—	@@	—	—
Shares Redeemed	(— @@)	(—	@@)	—	—
Net Increase in Class H Shares Outstanding	29	—	@@	—	—
Class L:
Shares Subscribed	27	202		—	—
Shares Issued on Distributions Reinvested	12	20		—	—
Shares Redeemed	(183)	(210)		—	—
Net Increase (Decrease) in Class L Shares Outstanding	(144)	12		—	—

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Changes in Net Assets

	Long Duration Fixed Income Portfolio
	Year Ended September 30, 2011 (000)	Year Ended September 30, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,179	$1,525
Net Realized Gain	450	1,608
Net Change in Unrealized Appreciation (Depreciation)	226	675
Net Increase in Net Assets Resulting from Operations	1,855	3,808
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,088)	(1,518)
Net Realized Gain	(1,496)	(1,612)
Class P:
Net Investment Income	(22)	(26)
Net Realized Gain	(27)	(30)
Total Distributions	(2,633)	(3,186)
Capital Share Transactions:(1)
Class I:
Subscribed	221	7
Distributions Reinvested	236	326
Redeemed	(8,365)	—
Class P:
Subscribed	—	—
Redeemed	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(7,908)	333
Total Increase (Decrease) in Net Assets	(8,686)	955
Net Assets:
Beginning of Period	32,940	31,985
End of Period	$24,254	$32,940
Undistributed Net Investment Income Included in End of Period Net Assets	$338	$295
(1) Capital Share Transactions:
Class I:
Shares Subscribed	19	— @@
Shares Issued on Distributions Reinvested	23	30
Shares Redeemed	(811)	—
Net Increase (Decrease) in Class I Shares Outstanding	(769)	30
Class P:
Shares Subscribed	—	—
Shares Redeemed	—	—
Net Increase (Decrease) in Class P Shares Outstanding	—	—

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Balanced Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$12.55		$11.66		$11.87		$14.69	$12.63
Income (Loss) from Investment Operations:
Net Investment Income†	0.18		0.21		0.16		0.38	0.32
Net Realized and Unrealized Gain (Loss)	(0.02)		0.91		0.17		(2.84)	2.00
Total from Investment Operations	0.16		1.12		0.33		(2.46)	2.32
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.23)		(0.54)		(0.36)	(0.26)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$12.50		$12.55		$11.66		$11.87	$14.69
Total Return++	1.07%		9.77%		3.45	%**	(17.02)%	18.57%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$25,192		$22,706		$45,567		$40,799	$310,886
Ratio of Expenses to Average Net Assets (1)	1.30	%+††	0.89	%+††	0.67	%+	0.57%+	0.61	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.35	%+††	1.73	%+††	1.56	%+	2.66%+	2.35	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.04%		0.05%	0.00	%§
Portfolio Turnover Rate	164%		176%		171%		148%	60%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A		0.58%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		N/A		2.65%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.79% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.66%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Balanced Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$12.52		$11.63		$11.84		$14.66	$12.61
Income (Loss) from Investment Operations:
Net Investment Income†	0.15		0.18		0.13		0.32	0.29
Net Realized and Unrealized Gain (Loss)	(0.03)		0.91		0.17		(2.81)	1.98
Total from Investment Operations	0.12		1.09		0.30		(2.49)	2.27
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.20)		(0.51)		(0.33)	(0.22)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$12.47		$12.52		$11.63		$11.84	$14.66
Total Return++	0.83%		9.52%		3.15	%**	(17.26)%	18.23%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$16,857		$17,169		$18,290		$32,398	$31,183
Ratio of Expenses to Average Net Assets (1)	1.55	%+††	1.14	%+††	1.03	%+	0.90%+	0.87	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.10	%+††	1.48	%+††	1.27	%+	2.35%+	2.11	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.04%		0.06%	0.00	%§
Portfolio Turnover Rate	164%		176%		171%		148%	60%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.08	%+	0.91%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		1.22	%+	2.34%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.80% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 2.35%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$33.58		$26.96		$23.99		$33.68		$25.21
Income (Loss) from Investment Operations:
Net Investment Income†	0.03		0.11		0.03		0.05¥		0.17
Net Realized and Unrealized Gain (Loss)	0.14		6.52		2.94		(9.58)		8.42
Total from Investment Operations	0.17		6.63		2.97		(9.53)		8.59
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.01)		—		(0.16)		(0.12)
Redemption Fees	—		—		0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$33.65		$33.58		$26.96		$23.99		$33.68
Total Return++	0.47%		24.58%		12.38	%**	(28.42	)%¥	34.24%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,797,139		$3,012,006		$2,005,809		$1,609,506		$1,647,326
Ratio of Expenses to Average Net Assets	0.69	%+††	0.68	%+††	0.69	%+	0.63	%+	0.63	%+
Ratio of Net Investment Income to Average Net Assets	0.07	%+††	0.38	%+††	0.16	%+	0.17	%+	0.57	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.00	%§	0.00	%§
Portfolio Turnover Rate	35%		23%		27%		37%		64%

†  Per share amount is based on average shares outstanding.

¥  During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of less than $0.005 on net investment income per share and less than 0.005% on total returns for Class I.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.04% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 12.34%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Mid Cap Growth Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$32.51		$26.15		$23.33		$32.78		$24.54
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.07)		0.04		(0.02)		(0.02	)¥	0.09
Net Realized and Unrealized Gain (Loss)	0.15		6.32		2.84		(9.34)		8.20
Total from Investment Operations	0.08		6.36		2.82		(9.36)		8.29
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		—		—		(0.09)		(0.05)
Redemption Fees	—		—		0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$32.55		$32.51		$26.15		$23.33		$32.78
Total Return++	0.22%		24.32%		12.04	%**	(28.59	)%¥	33.89%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,595,397		$2,465,552		$1,567,302		$1,236,945		$1,520,096
Ratio of Expenses to Average Net Assets (1)	0.94	%+††	0.93	%+††	0.96	%+	0.88	%+	0.88	%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.18	)%+††	0.13	%+††	(0.11	)%+	(0.07	)%+	0.31	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.00	%§	0.00	%§
Portfolio Turnover Rate	35%		23%		27%		37%		64%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A		0.89	%+	N/A
Net Investment Loss to Average Net Assets	N/A		N/A		N/A		(0.08	)%+	N/A

†  Per share amount is based on average shares outstanding.

¥  During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of less than $0.005 on net investment income per share and less than 0.005% on total returns for Class P.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.04% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 12.00%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Core Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$9.96		$9.49		$9.18		$10.77	$10.80
Income (Loss) from Investment Operations:
Net Investment Income†	0.34		0.34		0.34		0.53	0.52
Net Realized and Unrealized Gain (Loss)	0.08		0.45		0.57		(1.60)	(0.02)
Total from Investment Operations	0.42		0.79		0.91		(1.07)	0.50
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.32)		(0.60)		(0.52)	(0.53)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.08		$9.96		$9.49		$9.18	$10.77
Total Return++	4.34%		8.57%		10.41%		(10.40)%	4.76%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$63,866		$75,651		$93,768		$186,305	$308,111
Ratio of Expenses to Average Net Assets (1)	0.50	%+††	0.50	%+††	0.50	%+	0.49%+	0.49	%+
Ratio of Net Investment Income to Average Net Assets (1)	3.43	%+††	3.58	%+††	3.73	%+	5.11%+	4.83	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.01%		0.01%	0.01%
Portfolio Turnover Rate	234%		261%		437%		306%	107%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.99	%††	0.67	%+††	0.61	%+	0.53%+	0.54	%+
Net Investment Income to Average Net Assets	2.94	%††	3.41	%+††	3.62	%+	5.07%+	4.78	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Core Fixed Income Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$10.01		$9.53		$9.12		$10.71	$10.74
Income (Loss) from Investment Operations:
Net Investment Income†	0.31		0.32		0.31		0.50	0.49
Net Realized and Unrealized Gain (Loss)	0.09		0.46		0.58		(1.60)	(0.02)
Total from Investment Operations	0.40		0.78		0.89		(1.10)	0.47
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		(0.30)		(0.48)		(0.49)	(0.50)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.14		$10.01		$9.53		$9.12	$10.71
Total Return++	4.11%		8.47%		10.10%		(10.68)%	4.53%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$44		$209		$214		$487	$11,805
Ratio of Expenses to Average Net Assets (1)	0.75	%+††	0.75	%+††	0.75	%+	0.74%+	0.74	%+
Ratio of Net Investment Income to Average Net Assets (1)	3.18	%+††	3.33	%+††	3.48	%+	4.87%+	4.58	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.01%		0.01%	0.01%
Portfolio Turnover Rate	234%		261%		437%		306%	107%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.24	%††	0.92	%+††	0.86	%+	0.78%+	0.79	%+
Net Investment Income to Average Net Assets	2.69	%††	3.16	%+††	3.37	%+	4.84%+	4.54	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$9.96		$9.41		$9.41		$11.40	$11.52
Income (Loss) from Investment Operations:
Net Investment Income†	0.38		0.34		0.41		0.66	0.58
Net Realized and Unrealized Gain (Loss)	(0.02)		0.57		0.27		(2.10)	(0.05)
Total from Investment Operations	0.36		0.91		0.68		(1.44)	0.53
Distributions from and/or in Excess of:
Net Investment Income	(0.40)		(0.36)		(0.68)		(0.55)	(0.65)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$9.92		$9.96		$9.41		$9.41	$11.40
Total Return++	3.74%		10.02%		7.56%		(13.07)%	4.77%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$295,226		$434,657		$797,788		$1,210,286	$2,367,043
Ratio of Expenses to Average Net Assets (1)	0.66	%+††	0.51	%+††	0.49	%+	0.45%+	0.44	%+
Ratio of Net Investment Income to Average Net Assets (1)	3.88	%+††	3.53	%+††	4.56	%+	6.13%+	5.10	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%		0.00	%§	0.01%	0.00	%§
Portfolio Turnover Rate	225%		270%		402%		320%	139%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		0.50	%+	0.45%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		4.55	%+	6.13%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Core Plus Fixed Income Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$9.97		$9.40		$9.40		$11.38	$11.50
Income (Loss) from Investment Operations:
Net Investment Income†	0.36		0.31		0.41		0.63	0.55
Net Realized and Unrealized Gain (Loss)	(0.02)		0.57		0.24		(2.09)	(0.05)
Total from Investment Operations	0.34		0.88		0.65		(1.46)	0.50
Distributions from and/or in Excess of:
Net Investment Income	(0.37)		(0.31)		(0.65)		(0.52)	(0.62)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$9.94		$9.97		$9.40		$9.40	$11.38
Total Return++	3.57%		9.73%		7.26%		(13.23)%	4.42%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,654		$5,732		$6,442		$97,823	$137,733
Ratio of Expenses to Average Net Assets (1)	0.91	%+††	0.76	%+††	0.73	%+	0.70%+	0.69	%+
Ratio of Net Investment Income to Average Net Assets (1)	3.63	%+††	3.28	%+††	4.56	%+	5.87%+	4.84	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%		0.00	%§	0.01%	0.00	%§
Portfolio Turnover Rate	225%		270%		402%		320%	139%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A		0.70%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		N/A		5.87%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Investment Grade Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$10.17		$9.75		$9.61	$11.15	$11.22
Income (Loss) from Investment Operations:
Net Investment Income†	0.33		0.33		0.31	0.55	0.52
Net Realized and Unrealized Gain (Loss)	0.07		0.49		0.38	(1.57)	0.01
Total from Investment Operations	0.40		0.82		0.69	(1.02)	0.53
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.40)		(0.55)	(0.52)	(0.60)
Redemption Fees	—		—		0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.27		$10.17		$9.75	$9.61	$11.15
Total Return++	4.05%		8.65%		7.46%	(9.37)%	4.82%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$62,410		$79,337		$140,890	$316,894	$519,504
Ratio of Expenses to Average Net Assets	0.80	%+††	0.76	%+††	0.56%+	0.52%+	0.50	%+
Ratio of Net Investment Income to Average Net Assets	3.27	%+††	3.36	%+††	3.30%+	5.18%+	4.74	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.01%	0.01%	0.00	%§
Portfolio Turnover Rate	224%		277%		545%	325%	124%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Investment Grade Fixed Income Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$10.16		$9.74		$9.60		$11.14	$11.21
Income (Loss) from Investment Operations:
Net Investment Income†	0.31		0.31		0.30		0.53	0.51
Net Realized and Unrealized Gain (Loss)	0.08		0.49		0.38		(1.57)	0.00	‡
Total from Investment Operations	0.39		0.80		0.68		(1.04)	0.51
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.38)		(0.54)		(0.50)	(0.58)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.27		$10.16		$9.74		$9.60	$11.14
Total Return++	3.99%		8.50%		7.44%		(9.60)%	4.56%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$408		$590		$611		$842	$1,177
Ratio of Expenses to Average Net Assets (1)	0.95	%+††	0.91	%+††	0.69	%+	0.67%+	0.65	%+
Ratio of Net Investment Income to Average Net Assets (1)	3.12	%+††	3.21	%+††	3.19	%+	5.01%+	4.59	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.01%		0.01%	0.00	%§
Portfolio Turnover Rate	224%		277%		545%		325%	124%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.05	%††	1.01	%+††	0.79	%+	0.77%+	0.75	%+
Net Investment Income to Average Net Assets	3.02	%††	3.11	%+††	3.09	%+	4.91%+	4.49	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Investment Grade Fixed Income Portfolio

	Class H
	Year Ended September 30,					Period from January 2, 2008^ to
Selected Per Share Data and Ratios	2011		2010		2009	September 30, 2008
Net Asset Value, Beginning of Period	$10.16		$9.74		$9.53	$11.15
Income (Loss) from Investment Operations:
Net Investment Income†	0.31		0.31		0.28	0.21
Net Realized and Unrealized Gain (Loss)	0.07		0.48		0.39	(1.68)
Total from Investment Operations	0.38		0.79		0.67	(1.47)
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		(0.37)		(0.46)	(0.15)
Redemption Fees	—		—		0.00 ‡	—
Net Asset Value, End of Period	$10.27		$10.16		$9.74	$9.53
Total Return++	3.89%		8.39%		7.21%	(13.21	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$473		$170		$162	$85
Ratio of Expenses to Average Net Assets	1.05	%+††	1.01	%+††	0.81%+	2.98	%+*
Ratio of Net Investment Income to Average Net Assets	3.02	%+††	3.11	%+††	2.94%+	2.71	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.01%	0.01	%*
Portfolio Turnover Rate	224%		277%		545%	325	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Investment Grade Fixed Income Portfolio

	Class L
	Year Ended September 30,					Period from June 16, 2008^ to
Selected Per Share Data and Ratios	2011		2010		2009	September 30, 2008
Net Asset Value, Beginning of Period	$10.15		$9.74		$9.63	$10.12
Income (Loss) from Investment Operations:
Net Investment Income†	0.28		0.28		0.24	0.12
Net Realized and Unrealized Gain (Loss)	0.08		0.48		0.41	(0.60)
Total from Investment Operations	0.36		0.76		0.65	(0.48)
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		(0.35)		(0.54)	(0.01)
Redemption Fees	—		—		0.00 ‡	—
Net Asset Value, End of Period	$10.26		$10.15		$9.74	$9.63
Total Return++	3.51%		8.15%		7.08%	(4.73	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,080		$5,508		$5,159	$58
Ratio of Expenses to Average Net Assets	1.30	%+††	1.26	%+††	1.06%+	1.15	%+*
Ratio of Net Investment Income to Average Net Assets	2.77	%+††	2.86	%+††	2.58%+	4.34	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.01%	0.01	%*
Portfolio Turnover Rate	224%		277%		545%	325	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Limited Duration Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$7.79		$7.68		$8.00	$10.24	$10.34
Income (Loss) from Investment Operations:
Net Investment Income†	0.16		0.18		0.24	0.49	0.51
Net Realized and Unrealized Gain (Loss)	(0.10)		0.10		(0.12)	(2.22)	(0.08)
Total from Investment Operations	0.06		0.28		0.12	(1.73)	0.43
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.16)		(0.44)	(0.51)	(0.53)
Paid-in-Capital	—		(0.01)		—	—	—
Total Distributions	(0.14)		(0.17)		(0.44)	(0.51)	(0.53)
Redemption Fees	—		—		0.00 ‡	—	0.00 ‡
Net Asset Value, End of Period	$7.71		$7.79		$7.68	$8.00	$10.24
Total Return++	0.71%		3.74%		1.77%	(17.57)%	4.26%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$167,811		$208,608		$262,794	$568,156	$1,058,151
Ratio of Expenses to Average Net Assets (1)	0.59	%+††	0.55	%+††	0.45%+	0.43%+	0.45%+
Ratio of Net Investment Income to Average Net Assets (1)	2.12	%+††	2.39	%+††	3.16%+	5.22%+	4.94%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00%§	0.01%	0.00%§
Portfolio Turnover Rate	35%		95%		110%	20%	56%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A	0.43%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		N/A	5.22%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Limited Duration Portfolio

	Class P
	Year Ended September 30,						Period from September 28, 2007^ to
Selected Per Share Data and Ratios	2011		2010		2009	2008	September 30, 2007
Net Asset Value, Beginning of Period	$7.79		$7.68		$8.00	$10.24	$10.24
Income (Loss) from Investment Operations:
Net Investment Income†	0.15		0.17		0.22	0.47	0.00	‡
Net Realized and Unrealized Gain (Loss)	(0.12)		0.09		(0.12)	(2.23)	(0.00	)‡
Total from Investment Operations	0.03		0.26		0.10	(1.76)	0.00	‡
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.15)		(0.42)	(0.48)	—
Paid-in-Capital	—		(0.00	)‡	—	—	—
Total Distributions	(0.11)		(0.15)		(0.42)	(0.48)	—
Redemption Fees	—		—		0.00 ‡	—	0.00	‡
Net Asset Value, End of Period	$7.71		$7.79		$7.68	$8.00	$10.24
Total Return++	0.45%		3.48%		1.52%	(17.77)%	—
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$194		$52		$169	$294	$1,020
Ratio of Expenses to Average Net Assets	0.84	%+††	0.80	%+††	0.70%+	0.68%+	0.59	%+*
Ratio of Net Investment Income to Average Net Assets	1.87	%+††	2.14	%+††	2.87%+	4.95%+	5.38	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00%§	0.01%	0.06	%*
Portfolio Turnover Rate	35%		95%		110%	20%	56	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

§  Amount is less than 0.005%.

#  Not Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Long Duration Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$11.73		$11.52		$9.93		$10.33	$10.48
Income (Loss) from Investment Operations:
Net Investment Income†	0.50		0.55		0.49		0.46	0.49
Net Realized and Unrealized Gain (Loss)	0.66		0.80		1.66		(0.37)	(0.18)
Total from Investment Operations	1.16		1.35		2.15		0.09	0.31
Distributions from and/or in Excess of:
Net Investment Income	(0.46)		(0.55)		(0.56)		(0.49)	(0.43)
Net Realized Gain	(0.54)		(0.59)		—		—	(0.03)
Total Distributions	(1.00)		(1.14)		(0.56)		(0.49)	(0.46)
Net Asset Value, End of Period	$11.89		$11.73		$11.52		$9.93	$10.33
Total Return++	11.40%		13.09%		22.19%		0.87%	3.06%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$23,660		$32,354		$31,410		$27,438	$25,297
Ratio of Expenses to Average Net Assets (1)	0.50	%+††	0.50	%+††	0.50	%+	0.49%+	0.50%+
Ratio of Net Investment Income to Average Net Assets (1)	4.69	%+††	4.98	%+††	4.68	%+	4.44%+	4.73%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00	%§	0.01%	0.00%§
Portfolio Turnover Rate	59%		90%		80%		63%	49%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.12	%††	0.79	%+††	0.80	%+	0.75%+	0.94%+
Net Investment Income to Average Net Assets	4.07	%††	4.69	%+††	4.38	%+	4.18%+	4.29%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Long Duration Fixed Income Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$11.72		$11.51		$9.92		$10.32	$10.48
Income (Loss) from Investment Operations:
Net Investment Income†	0.48		0.51		0.46		0.44	0.46
Net Realized and Unrealized Gain (Loss)	0.65		0.82		1.67		(0.37)	(0.19)
Total from Investment Operations	1.13		1.33		2.13		0.07	0.27
Distributions from and/or in Excess of:
Net Investment Income	(0.43)		(0.53)		(0.54)		(0.47)	(0.40)
Net Realized Gain	(0.54)		(0.59)		—		—	(0.03)
Total Distributions	(0.97)		(1.12)		(0.54)		(0.47)	(0.43)
Net Asset Value, End of Period	$11.88		$11.72		$11.51		$9.92	$10.32
Total Return++	11.13%		12.81%		21.91%		0.61%	2.72%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$594		$586		$575		$496	$516
Ratio of Expenses to Average Net Assets (1)	0.75	%+††	0.75	%+††	0.75	%+	0.74%+	0.75%+
Ratio of Net Investment Income to Average Net Assets (1)	4.44	%+††	4.73	%+††	4.43	%+	4.18%+	4.48%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00	%§	0.01%	0.00%§
Portfolio Turnover Rate	59%		90%		80%		63%	49%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.37	%††	1.04	%+††	1.05	%+	1.00%+	1.19%+
Net Investment Income to Average Net Assets	3.82	%††	4.44	%+††	4.13	%+	3.92%+	4.04%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT'' or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). All Portfolios are considered diversified for purposes of the Act.

The Fund offers up to four different classes of shares for certain Portfolios — Class I shares, Class P shares, Class H shares and Class L shares. Each class of shares has identical voting rights (except shareholders of each Class have exclusive voting rights regarding any matter relating solely to that particular Class of shares), dividend, liquidation and other rights, except each class bears different shareholder service fees as described in Note D.

The Fund has suspended offering shares of the Mid Cap Growth Portfolio to new investors. The Fund will continue to offer shares of the Portfolio to existing shareholders. The Fund may recommence offering shares of the Portfolio to new investors in the future.

The Board of Trustees of the Fund approved closing and eliminating the Investment Class of the Balanced Portfolio and the Core Plus Fixed Income Portfolio. Consequently, the Portfolios ceased offering Investment Class shares at the close of business on March 25, 2011 and share class was subsequently eliminated.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Portfolio in the preparation of its financial statements. U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees (the "Trustees") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Trustees. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Trustees, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

2011 Annual Report

September 30, 2011

Notes to Financial Statements (cont'd)

Certain Portfolios' net assets include foreign denominated securities and currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

3.  Derivatives: Certain Portfolios use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Portfolios' investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that certain Portfolios used during the period and their associated risks:

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected as part of "Due from (to) Brokers" on the Statements of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio's initial investment in such contracts.

Swaps: A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two

2011 Annual Report

September 30, 2011

Notes to Financial Statements (cont'd)

payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. In a zero coupon interest rate swap, payment only occurs at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of floating rate investments been rolled over through the life of the swap. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected.

When a Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" on the Statements of Assets and Liabilities. For cash collateral received, a Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements on the Statements of Operations.

A Portfolio's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where a Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, such Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When a Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default or similar event of the referenced debt obligation.

Upfront payments received or paid by a Portfolio will be reflected as an asset or liability on the Statements of Assets and Liabilities.

Foreign Currency Exchange Contracts: In connection with their investments in foreign securities, certain Portfolios also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging a Portfolio's currency risks involves the risk of mismatching a Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") "Derivatives and Hedging: Overall" ("ASC 815") is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolios use derivative instruments, how these derivative instruments are accounted for and their effects a Portfolio's financial position and results of operations.

2011 Annual Report

September 30, 2011

Notes to Financial Statements (cont'd)

The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of September 30, 2011.

Primary Risk Exposure	Statements of Assets and Liabilities	Foreign Currency Exchange Contracts (000)	Futures Contracts (000)(a)	Swaps Agreements (000)
Balanced Portfolio:
Currency Risk	Receivables	$203	$—	$—
Equity Risk	Receivables	—	23	—
Interest Rate Risk	Receivables	—	7	143
Total Receivables		$203	$30	$143
Currency Risk	Payables	75	—	—
Equity Risk	Payables	—	78	—
Interest Rate Risk	Payables	—	24	168
Total Payables		$75	$102	$168
Core Fixed Income Portfolio:
Interest Rate Risk	Receivables	$—	$—	$233
Interest Rate Risk	Payables	$—	$71	$439
Core Plus Fixed Income Portfolio:
Currency Risk	Receivables	$668	$—	$—
Interest Rate Risk	Receivables	—	236	2,313
Total Receivables		$668	$236	$2,313
Currency Risk	Payables	656	—	—
Interest Rate Risk	Payables	—	302	2,782
Total Payables		$656	$302	$2,782
Investment Grade Fixed Income Portfolio:
Interest Rate Risk	Payables	$—	$79	$—
Limited Duration Portfolio:
Interest Rate Risk	Receivables	$—	$2	$743
Interest Rate Risk	Payables	$—	$19	$1,271
Long Duration Fixed Income Portfolio:
Currency Risk	Receivables	$10	$—	$—
Interest Rate Risk	Receivables	—	26	261
Total Receivables		$10	$26	$261
Currency Risk	Payables	14	—	—
Interest Rate Risk	Payables	—	2	378
Total Payables		$14	$2	$378

(a) This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statements of Assets and Liabilities only reflect the current day variation margin, receivable/payable to brokers.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2011 in accordance with ASC 815.

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Balanced Portfolio		Foreign Currency
	Currency Risk	Exchange Contracts	$23
	Equity Risk	Futures Contracts	277
	Interest Rate Risk	Futures Contracts	(70)
	Interest Rate Risk	Swap Agreements	(138)
Total			$92
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Balanced Portfolio		Foreign Currency
	Currency Risk	Exchange Contracts	$132
	Equity Risk	Futures Contracts	(128)
	Interest Rate Risk	Futures Contracts	(16)
	Interest Rate Risk	Swap Agreements	106
Total			$94
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Core Fixed Income Portfolio	Interest Rate Risk	Futures Contracts	$38
	Interest Rate Risk	Swap Agreements	(1,023)
	Credit Risk	Swap Agreements	(52)
Total			$(1,037)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Core Fixed Income Portfolio	Interest Rate Risk	Futures Contracts	$(96)
	Interest Rate Risk	Swap Agreements	995
	Credit Risk	Swap Agreements	49
Total			$948
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Core Plus Fixed Income		Foreign Currency
Portfolio	Currency Risk	Exchange Contracts	$(325)
	Interest Rate Risk	Futures Contracts	1,802
	Interest Rate Risk	Swap Agreements	(5,179)
	Credit Risk	Swap Agreements	(281)
Total			$(3,983)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Core Plus Fixed Income		Foreign Currency
Portfolio	Currency Risk	Exchange Contracts	$12
	Interest Rate Risk	Futures Contracts	(334)
	Interest Rate Risk	Swap Agreements	5,128
	Credit Risk	Swap Agreements	263
Total			$5,069
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Investment Grade Fixed
Income Portfolio	Interest Rate Risk	Futures Contracts	$(184)
	Interest Rate Risk	Swap Agreements	(1,211)
	Credit Risk	Swap Agreements	(55)
Total			$(1,450)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Investment Grade Fixed
Income Portfolio	Interest Rate Risk	Futures Contracts	$(89)
	Interest Rate Risk	Swap Agreements	1,064
	Credit Risk	Swap Agreements	53
Total			$1,028

2011 Annual Report

September 30, 2011

Notes to Financial Statements (cont'd)

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Limited Duration Portfolio	Interest Rate Risk	Futures Contracts	$(298)
	Interest Rate Risk	Swap Agreements	(3,029)
Total			$(3,327)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Limited Duration Portfolio	Interest Rate Risk	Futures Contracts	$(56)
	Interest Rate Risk	Swap Agreements	2,687
Total			$2,631
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Long Duration Fixed Income		Foreign Currency
Portfolio	Currency Risk	Exchange Contracts	$(1)
	Interest Rate Risk	Futures Contracts	(9)
	Interest Rate Risk	Swap Agreements	(244)
Total			$(254)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Long Duration Fixed Income		Foreign Currency
Portfolio	Currency Risk	Exchange Contracts	$(4)
	Interest Rate Risk	Futures Contracts	34
	Interest Rate Risk	Swap Agreements	258
Total			$288

For the year ended September 30, 2011, Balanced, Core Plus Fixed Income and Long Duration Fixed Income Portfolio's average monthly principal amount of foreign exchange contracts was approximately $5,247,000, $10,378,000 and $174,000, average monthly original value of futures contracts was approximately $11,866,000, $105,396,000, and $5,428,000, and average monthly notional value of swap agreements was approximately $13,084,000, $296,269,000 and $21,580,000, respectively. Core Fixed Income, Investment Grade Fixed Income and Limited Duration Portfolio's average monthly original value of futures contracts was approximately $14,960,000, $19,175,000, and $32,813,000 and average monthly notional value of swap agreements was approximately $19,577,000, $18,015,000, and $49,737,000, respectively.

4.  When-Issued/Delayed Delivery Securities: Certain Portfolios purchase and sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When a Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

5.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

2011 Annual Report

September 30, 2011

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold for financial reporting purposes. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management") a wholly-owned subsidiary of Morgan Stanley, performs investment advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rates listed below, to each Portfolio's average daily net assets.

Portfolio	Average Daily Net Assets	Advisory Fee
Balanced		0.450%
Mid Cap Growth		0.500
Core Fixed Income		0.375
Core Plus Fixed Income	first $1 billion	0.375
	over $1 billion	0.300
Investment Grade Fixed Income		0.375
Limited Duration		0.300
Long Duration Fixed Income		0.375

With respect to certain portfolios, the Adviser has agreed to reduce the fees payable to it and, if necessary, reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, so that annual operating expenses will not exceed expense limitations established for each class of shares as presented in the table below.

	Expense Limitations
Portfolio	Class I	Class P
Core Fixed Income	0.50%	0.75%
Long Duration Fixed Income	0.50%	0.75%

The fee waivers and/or expense reimbursements are expected to continue (such that the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements do not exceed those amounts listed above) for one year or until such time that the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended September 30, 2011, the Portfolios had advisory fees waived and/or certain expenses reimbursed as follows:

Portfolio	Adivsory Fees Waived and/or Reimbursed (000)
Core Fixed Income	$336
Long Duration Fixed Income	155

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Fund with administrative services pursuant to an administration agreement for an annual fee, accrued daily and paid monthly, of 0.08% of each Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Servicing Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund.

Pursuant to a Shareholder Service Plan, each Portfolio may pay the Distributor a shareholder servicing fee, accrued daily and paid monthly, at an annual rate of up to 0.15% of the Portfolio's average daily net assets attributable to Investment

2011 Annual Report

September 30, 2011

Notes to Financial Statements (cont'd)

Class shares. Pursuant to a Shareholder Service Plan, each Portfolio may pay the Distributor and other affiliated and unaffiliated broker-dealers, financial institutions and/or intermediaries a service fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares, respectively. The shareholder servicing fee is used to support the expenses associated with servicing and maintaining accounts. The Distributor has voluntarily agreed to waive 0.10% of the 0.25% shareholder servicing fee it is entitled to receive from the Class P shares' average daily net assets for the Investment Grade Fixed Income Portfolio. On March 25, 2011, the Balanced Portfolio and Core Plus Fixed Income Portfolio ceased offering the Investment Class.

In addition, the Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, each applicable Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder servicing fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of each Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statements of Operations.

G. Portfolio Investment Activity:

1.  Security Transactions: During the year ended September 30, 2011, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

Portfolio	Purchases (000)	Sales (000)
Balanced	$29,439	$31,751
Mid Cap Growth	3,188,739	2,334,082
Core Fixed Income	13,614	16,654
Core Plus Fixed Income	123,362	238,820
Investment Grade Fixed Income	16,570	18,678
Limited Duration	53,462	75,229
Long Duration Fixed Income	958	6,584

During the year ended September 30, 2011, purchases and sales of long-term U.S. government securities were:

Portfolio	Purchases (000)	Sales (000)
Balanced	$39,292	$38,951
Core Fixed Income	145,915	155,464
Core Plus Fixed Income	691,133	815,386
Investment Grade Fixed Income	152,793	170,851
Limited Duration	10,460	26,910
Long Duration Fixed Income	13,655	17,597

2.  Transactions with Affiliates: The Portfolios invest in the Institutional Class of portfolios within the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2011 is as follows:

Portfolio	Value September 30, 2010 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2011 (000)
Balanced	$13,223	$23,937	$33,204	$7	$3,956
Mid Cap Growth	359,619	2,087,765	2,166,630	532	280,754
Core Fixed Income	13,668	51,846	62,434	2	3,080
Core Plus Fixed Income	29,017	390,371	402,142	20	17,246
Investment Grade Fixed Income	10,754	60,211	66,824	3	4,141
Limited Duration	2,778	54,271	51,203	4	5,846
Long Duration Fixed Income	323	14,338	14,025	1	636

Investment Advisory fees paid by the Portfolios are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolios due to its investment in the Liquidity Funds ("Rebate"). For the year ended September 30, 2011, advisory fees paid were reduced as follows:

Portfolio	Rebate (000)
Balanced	$6
Mid Cap Growth	456
Core Fixed Income	2
Core Plus Fixed Income	18
Investment Grade Fixed Income	3
Limited Duration	3
Long Duration Fixed Income	1

2011 Annual Report

September 30, 2011

Notes to Financial Statements (cont'd)

The Balanced Portfolio invests in Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio ("Emerging Markets Portfolio"), an open-end management investment company advised by an affiliate of the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Emerging Markets Portfolio. For the year ended September 30, 2011, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Emerging Markets Portfolio. The Emerging Markets Portfolio has a cost basis of approximately $118,000 at September 30, 2011.

A summary of the Balanced Portfolio's transactions in shares of the Emerging Markets Portfolio during the year ended September 30, 2011 is as follows:

Value September 30, 2010 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain/Loss (000)	Dividend Income (000)	Value September 30, 2011 (000)
$—	$118	$—	$—	$—	$93

For the year ended September 30, 2011, the following Portfolios invest in Citigroup, Inc., and its affiliated broker/dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Portfolio	Value September 30, 2010 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain/Loss (000)	Interest Income (000)	Value September 30, 2011 (000)
Balanced	$443	$301	$182	$28	$17	$451
Core Fixed Income	1,307	—	850	269	55	456
Core Plus Fixed Income	8,990	1,741	7,038	1,698	248	3,518
Investment Grade Fixed Income	2,153	—	1,098	346	95	1,047
Limited Duration	4,030	1,434	2,003	74	111	3,413
Long Duration Fixed Income	404	—	144	31	17	251

During the year ended September 30, 2011, the following Portfolio incurred brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio:

Portfolio	Broker Commissions (000)
Mid Cap Growth	$28

During the year ended September 30, 2011, the following Portfolios paid brokerage commissions with Citigroup, Inc. and its affiliated broker/dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act:

Portfolio	Broker Commissions (000)
Balanced	$3
Mid Cap Growth	30

H. Securities Lending: Certain Portfolios lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolios' Statements of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities and related collateral outstanding at September 30, 2011 were as follows:

Portfolio	Value of Loaned Securities (000)	Value of Cash Collateral* (000)	Value of Non-Cash Collateral** (000)	Uninvested Cash Collateral (000)
Balanced	$2,122	$1,886	$301	—	@
Core Fixed Income	509	516	—	—	@
Core Plus Fixed Income	3,721	3,793	—	—	@
Investment Grade Fixed Income	961	980	—	—	@

@  Amount is less than $500.

*  The Portfolios invest cash collateral received in Repurchase Agreements and the Morgan Stanley Institutional Liquidity Fund as reported in the Portfolios of Investments.

** The Portfolio received non-cash collateral in the form of U.S. Government Agencies and Obligations, which the Portfolio cannot sell or repledge and, accordingly, are not reflected in the Portfolio of Investments.

I. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

2011 Annual Report

September 30, 2011

Notes to Financial Statements (cont'd)

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Dividends from net investment income, if any, are declared and paid quarterly except for those of the Limited Duration Portfolio which are declared and paid monthly and those of the Mid Cap Growth Portfolio, which are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" on the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

	2011 Distributions Paid From:			2010 Distributions Paid From:
Portfolio	Ordinary Income (000)	Long- term Capital Gain (000)	Paid-in Capital (000)	Ordinary Income (000)	Long- term Capital Gain (000)	Paid-in Capital (000)
Balanced	$685	$—	$—	$918	$—	$—
Mid Cap Growth	8,346	4,087	—	492	—	—
Core Fixed Income	2,135	—	—	2,896	—	—
Core Plus Fixed Income	16,358	—	—	30,975	—	—
Investment Grade Fixed Income	2,333	—	—	4,183	—	—
Limited Duration	3,270	—	—	5,288	—	161
Long Duration Fixed Income	1,794	839	—	1,544	1,642	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, foreign futures transactions, basis adjustments for swap transactions, net operating losses, distribution redesignations, nondeductible expenses, paydown adjustments and expiration of capital loss carryforwards, resulted in the following reclassifications among the components of net assets at September 30, 2011:

Portfolio	Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in-Capital (000)
Balanced	$71	$3,291	$(3,362)
Mid Cap Growth	2,968	423	(3,391)
Core Fixed Income	209	(158)	(51)
Core Plus Fixed Income	2,598	18,557	(21,155)
Investment Grade Fixed Income	214	(214)	— @
Limited Duration	118	(107)	(11)
Long Duration Fixed Income	(26)	26	— @

@ Amount is less than $500

At September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
Balanced	$446	$—
Mid Cap Growth	—	310,861
Core Fixed Income	976	—
Core Plus Fixed Income	6,494	—
Investment Grade Fixed Income	917	—
Limited Duration	825	—
Long Duration Fixed Income	338	371

2011 Annual Report

September 30, 2011

Notes to Financial Statements (cont'd)

At September 30, 2011, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

Portfolio	Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
Balanced	$47,137	$2,531	$(5,319)	$(2,788)
Mid Cap Growth	6,368,301	793,164	(751,376)	41,788
Core Fixed Income	64,029	2,599	(625)	1,974
Core Plus Fixed Income	303,544	30,909	(34,171)	(3,262)
Investment Grade Fixed Income	66,175	3,276	(558)	2,718
Limited Duration	166,591	2,523	(953)	1,570
Long Duration Fixed Income	20,575	3,591	(84)	3,507

At September 30, 2011, the following Portfolios had for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

	Expiration Date September 30,
Portfolio	2012 (000)	2013 (000)	2014 (000)	2015 (000)
Balanced	$—	$—	$—	$—
Core Fixed Income	—	—	—	—
Core Plus Fixed Income	—	—	7,135	15,680
Investment Grade Fixed Income	—	—	—	—
Limited Duration	—	8,019	8,229	7,068

	Expiration Date September 30,
Portfolio	2016 (000)	2017 (000)	2018 (000)	2019 (000)	Total (000)
Balanced	$—	$3,501	$2,441	$—	$5,942
Core Fixed Income	196	35,829	3,319	—	39,344
Core Plus Fixed Income	5,336	254,264	201,462	—	483,877
Investment Grade Fixed Income	2,526	51,893	8,130	—	62,549
Limited Duration	265	200,864	33,504	—	257,949

During the year ended September 30, 2011, the following Portfolios expired capital loss carryforwards for U.S. Federal income tax purposes as follows:

Portfolio	Expired Capital Loss Carryforwards (000)
Balanced	$3,362
Core Plus Fixed Income	21,148

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2011, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately:

Portfolio	Capital Loss Carryforward Utilized (000)
Balanced	$1,248
Mid Cap Growth	344,519
Core Fixed Income	1,374
Core Plus Fixed Income	15,782
Investment Grade Fixed Income	1,604
Limited Duration	234

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended September 30, 2011, the Portfolio deferred to October 1, 2011 for U.S. Federal income tax purposes, post-October capital and currency losses as indicated:

	Post-October
Portfolio	Captial Losses (000)	Currency Losses (000)
Mid Cap Growth	$—	$842
Limited Duration	726	—

J. Other (unaudited): At September 30, 2011, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios.

These Portfolios and the aggregate percentage of such owners were as follows:

	Percentage of Ownership
Portfolio	Class H	Class I	Class P
Balanced	—%	43.1%	96.5%
Mid Cap Growth	—	42.0	69.4
Core Fixed Income	—	—	14.3
Core Plus Fixed Income	—	38.9	40.1
Investment Grade Fixed Income	63.5	—	—

2011 Annual Report

September 30, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust:

We have audited the accompanying statements of assets and liabilities of Balanced Portfolio, Mid Cap Growth Portfolio, Core Fixed Income Portfolio, Core Plus Fixed Income Portfolio, Investment Grade Fixed Income Portfolio, Limited Duration Portfolio, and Long Duration Fixed Income Portfolio (the "Funds") (seven of the Portfolios comprising Morgan Stanley Institutional Fund Trust), including the portfolios of investments, as of September 30, 2011 and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios comprising Morgan Stanley Institutional Fund Trust at September 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years for the period then ended and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 23, 2011

2011 Annual Report

September 30, 2011

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2011.

For corporate shareholders, the percentages of dividends paid by the following Portfolios qualified for the dividends received deduction. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.):

Portfolio	Div. Received Deduction %
Balanced	55.7%
Mid Cap Growth	67.1

The following Portfolio designated and paid the following amounts as a long-term capital gain distribution:

Portfolio	Amount (000)
Long Duration Fixed Income	$838
Mid Cap Growth	4,087

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended September 30, 2011.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. Each of the applicable Portfolios designated up to the following maximum amounts as taxable at this lower rate:

Portfolio	Amount (000)
Balanced	$450
Mid Cap Growth	34,232

In January, each applicable Portfolio provides tax information to shareholders for the preceding calendar year.

2011 Annual Report

September 30, 2011

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

Morgan Stanley Institutional Fund, Inc. and Morgan Stanley Institutional Fund Trust, (collectively, the "Fund") is required by federal law to provide you with a copy of its privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distribution, Inc., as well as to current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies.'' "Cookies'' recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

2011 Annual Report

September 30, 2011

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to our affiliated companies.

In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING OF CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

2011 Annual Report

September 30, 2011

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 548 - 7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Institutional Privacy Department
201 Plaza Two - 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Institutional Privacy Department
201 Plaza Two - 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

2011 Annual Report

September 30, 2011

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005 through November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the joint staff as Director of Political-Military Affairs (June 1992 to July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA military Advisory Board.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

2011 Annual Report

September 30, 2011

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. LLC. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. LLC. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of the various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

2011 Annual Report

September 30, 2011

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") (as of December 31, 2010) and any funds that have an adviser that is an affiliated person of the Adviser (including but not limited to Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

2011 Annual Report

September 30, 2011

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002 to December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000 to June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each Officer serves an indefinite term, until his or her successor is elected.

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1-(800) 548-7786.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

© 2011 Morgan Stanley

IFEQFIANN
IU11-02350P-Y09/11

Item 2.             Code of Ethics.

(a)                                  The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                  The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.             Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.             Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2011

	Registrant			Covered Entities(1)
Audit Fees		$247,800		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$0	(2)
Tax Fees		$23,590	(3)	$89,626	(4)
All Other Fees	$			$390,354
Total Non-Audit Fees		$23,590		$479,980

Total		$271,390		$479,980

2010

	Registrant			Covered Entities(1)
Audit Fees		$275,940		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$26,970	(3)	$199,783	(4)
All Other Fees	$			$154,883	(5)
Total Non-Audit Fees		$26,970		$354,666

Total		$302,910		$354,666

N/A- Not applicable, as not required by Item 4.

(1)          Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)          Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)          All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.                                     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund Trust

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
November 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
November 17, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 17, 2011